Exhibit 4.46

NINTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

ITC MIDWEST LLC

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE BANK OF NEW YORK TRUST COMPANY, N.A.

Trustee

Dated as of March 15, 2017

Supplementing the First Mortgage and Deed of Trust dated as of January 14, 2008, as heretofore supplemented

From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 4.16% First Mortgage Bonds, Series H due 2047

This agreement secures future advances as more fully set forth in Section 6.10 hereof.

This document secures an additional debt amount of $4,895,933. Tax in the amount of $3,956 was paid on the debt amount of $1,720,000 in Le Sueur County, Minnesota, document number 353162 recorded January 16, 2008. Tax in the amount of $14,950 was paid on the debt amount of $6,500,000 in Le Sueur County, Minnesota, document number 378017 recorded December 14, 2011.  Tax in the amount of $15,594 was paid on the debt amount of $6,780,000 in Le Sueur County, Minnesota, document number 386706 recorded March 25, 2013.  Notwithstanding anything in the contrary contained herein, enforcement of the mortgage that is amended hereby in Minnesota is limited to a debt amount of $19,895,933.00 under chapter 287 of Minnesota Statutes.

Drafted by:	After Recorded, Return to:

Elizabeth B. Hardin	Dykema Gossett PLLC
Milbank, Tweed, Hadley & McCloy LLP	39577 Woodward Avenue
28 Liberty Street	Suite 300
New York, NY 10005	Bloomfield Hills, Michigan 48304
Attention: Joseph R. DeHondt

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Note

(i)

NINTH SUPPLEMENTAL INDENTURE (this “NINTH SUPPLEMENTAL INDENTURE”), dated as of March 15, 2017, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan  48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 2 N. LaSalle, Suite 1020, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009

Fifth Supplemental Indenture	July 15, 2011

Sixth Supplemental Indenture	November 29, 2011

Seventh Supplemental Indenture	March 18, 2013

Eighth Supplemental Indenture	March 18, 2015

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount

6.150% First Mortgage Bonds, Series A, due 2038	January 24, 2008	$175,000,000

7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008	$40,000,000

7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008	$35,000,000

4.60% First Mortgage Bonds Series D, due 2024	December 17, 2009 February 18, 2010	$35,000,000 $40,000,000

3.50% First Mortgage Bonds Series E, due 2027	January 19, 2012	$100,000,000

4.09% First Mortgage Bonds Series F, due 2043	April 4, 2013	$100,000,000

3.83% First Mortgage Bonds, Series G due 2055	April 7, 2015	$225,000,000

WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Ninth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, a series of Securities under the Mortgage Indenture in an aggregate principal amount of $200,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Ninth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOTICE TO IOWA RESIDENTS: This Ninth Supplemental Indenture secures credit in the amount of TWO HUNDRED MILLION DOLLARS ($200,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture for a total combined amount advanced of NINE HUNDRED FIFTY MILLION DOLLARS ($950,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

GRANTING CLAUSES

NOW, THEREFORE, THIS NINTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Ninth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota and Missouri, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)        all real property owned in fee, easements, easement estates and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A attached to the Second Supplemental Indenture, Exhibit A attached to the Third Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture,  Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture and Exhibit A attached hereto;

(b)        all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)        all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)        all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)        all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)        all of the foregoing property in the process of construction; and

(g)        (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)        Mortgage Indenture Definitions.  Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein;  provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Ninth Supplemental Indenture, unless otherwise expressly stated.

(b)        Additional Definitions.  For purposes of this Ninth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Bond” has the meaning assigned to that term in Section 2.01(a) hereof.

“Bondholders” means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock, preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP as in effect on the Closing Date.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP as in effect on the Closing Date, appear as a liability on a balance sheet of such Person.

“Closing Date” has the meaning assigned to that term in Schedule B to the Purchase Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Debt” means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers’ acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

“Default” means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Ninth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission.

“Financing Agreements” means the Indenture, including this Ninth Supplemental Indenture, the Purchase Agreement and the Bonds.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Ninth Supplemental Indenture.

“Initial Bondholder” means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

“Institutional Investor” means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Law” means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

“Make-Whole Amount” means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04  hereof or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04  hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“Ninth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Agreement” means that certain Bond Purchase Agreement, to be dated as of or about April 18, 2017, between the Company and the Initial Bondholders.

“Rate Base Assets” means assets of the Company which are included in the FERC’s determination of the Company’s revenue requirement under the OATT.

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Senior Secured Debt” means (i) the Bonds, (ii) the 6.150% First Mortgage Bonds, Series A due 2038 issued pursuant to the Indenture, (iii) the 7.12% First Mortgage Bonds, Series B due 2017 issued pursuant to the Indenture, (iv) the 7.27% First Mortgage Bonds, Series C due 2020 issued pursuant to the Indenture, (v) the 4.60% First Mortgage Bonds, Series D due 2024 issued pursuant to the Indenture, (vi) the 3.50% First Mortgage Bonds, Series E due 2027 issued pursuant to the Indenture, (vii) the 4.09% First Mortgage Bonds, Series F due 2043 issued pursuant to the Indenture, (viii) the 3.83% First Mortgage Bonds, Series G due 2055, and (ix) other Securities Outstanding issued pursuant to the Indenture.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Bonds and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Synthetic Leases” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

“Total Secured Amount” shall have the meaning assigned to that term in Section 6.10(a) hereof.

“Transmission Documents” shall have the meaning assigned to such term in the Purchase Agreement.

“Transmission System” means the transmission lines and towers; substations; switching stations and substations; circuit breakers; and all such other necessary facilities used for providing transmission service; in each case, owned by the Company.

ARTICLE TWO

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01.  The Bonds.

(a)        The Securities of this series to be issued under the Mortgage Indenture pursuant to this Ninth Supplemental Indenture shall be designated as “4.16% First Mortgage Bonds, Series H due 2047” (the “Bonds”) and shall be Securities issued under the Mortgage Indenture.

(b)        The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $200,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Mortgage Indenture.

(c)        Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)        The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on April 18, 2047.

(e)        The Bonds shall bear interest at the rate of 4.16% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 6.16% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  Interest shall accrue on the Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for.  The Interest Payment Dates for the Bonds shall be April 18 and October 18 in each year, commencing October 18, 2017, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(f)        Subject to Section 2.02 hereof, the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable.  The office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York  10286, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust

Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the  Bonds.

(g)        The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(h)        All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(i)         The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(j)         The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C, and shall be issued in substantially such form.

Section 2.02.  Payment on the Bonds.

(a)        Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)        So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder’s name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof.  Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered.  The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder’s failure to perform its obligations under this Section 2.02(b).  Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)        Notwithstanding anything to the contrary in Section 1.18 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Ninth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

Section 2.03.  Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Mortgage Indenture, in the event that any one or more Dispositions during any consecutive 12-month period  yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period.  Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04.  Optional Redemption.

(a)                               Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)                              Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of the Company, in whole, on or after October 18, 2046 at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

(c)                               Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 of the Mortgage Indenture (which shall for purposes of this Ninth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Mortgage Indenture.  The Company (or the Security Registrar, if so requested pursuant to Section 5.04 of the Mortgage Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption.  Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation.  Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date.  The Trustee shall have no responsibility for such calculation.  Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable).  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)                              Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of the Bonds, and the principal amount of the Bonds so to be redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofor called for redemption.

Section 2.05.  Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06.  Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable Law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges that each holder of a Bond has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07.  Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE THREE

ADDITIONAL COVENANTS

Section 3.01.  Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                               Use of Proceeds.  The Company shall apply the net proceeds from the issuance and sale of the Bonds to (i) refinance existing indebtedness, partially fund capital expenditures or for general corporate purposes, and (ii) pay reasonable fees and expenses associated with the sale of the Bonds.

(b)                              Compliance with Laws and Regulations.  The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)                               Real Estate Filings.  To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records.

(d)                              Delivery of Opinions of Counsel.  The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

Section 3.02.  Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                               Limitation on Lines of Business.  As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities.  From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)                              Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior consent of the Bondholders of all the Outstanding Bonds.

ARTICLE FOUR

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01.  Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.01 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 10.01 of the Mortgage Indenture, an “Event of Default”):

(a)                               Material Covenants.  The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(b)                              Other Covenants.  The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 10.01(a), Section 10.01(b) or Section 10.01(d) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Mortgage Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(c)                               Representations.  Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Ninth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)                              Debt.

(i)                                  The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

(ii)                              The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)                          As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 5.01 of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)                               Judgments.  Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)                                Change in Ownership.  A Change in Ownership shall occur.

Section 4.02.  Acceleration of Maturity; Rescission and Annulment.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.02 of the Mortgage Indenture shall be supplemented as follows:

(a)                               Acceleration of Maturity.  In addition to the provisions set forth in Section 10.02 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder of Bonds may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable.

ARTICLE FIVE

AMENDMENTS TO THE PROVISIONS

Subject to Article Six hereof:

(a)                               Clause (d) of the definition of “Excepted Property” in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase “for the purpose of sale or lease.”

(b)                              The definition of “Authorized Officer” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “any two such Authorized Officers” with the phrase “any such Authorized Officer.”

(c)                               The definition of “Company Order” or “Company Request” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “two Authorized Officers” with the phrase “an Authorized Officer.”

(d)                              Clauses (b), (c), (d), (f) and (g) of the definition of “Investment Securities” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities” with the phrase “rated investment grade by a nationally recognized rating organization.”

(e)                               Clause (c) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “Ten Million Dollars ($10,000,000)” with the phrase “Fifty Million Dollars ($50,000,000)” and by replacing the phrase “three percentum (3%)” with the phrase “ten percentum (10%),” and clause (q) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting the phrase “, provided that Purchase Money Liens, if any, with respect to the electric transmission assets of IP&L acquired by the Company in the Acquisition shall not be Permitted Liens.”

(f)                                The definition of “Person” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “‘Person’ means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority.”

(g)                               Section 1.08 of the Mortgage Indenture is hereby amended by replacing the phrase “Attention: Daniel J. Oginsky, Esq.” with the phrase “General Counsel.”

(h)                              Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining potion or provisions shall not in any way be affected or impaired thereby.”

(i)                                  Section 1.17 of the Mortgage Indenture is hereby amended by replacing the phrase “Each of the Company and the Trustee hereby” with the phrase “Each of the Company, the Holders and the Trustee hereby.”

(j)                                  Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company.”

(k)                              Section 6.04 of the Mortgage Indenture is hereby amended by replacing the phrase “and (ii) obtain” with the phrase “and (ii) use its reasonable best efforts to obtain.”

(l)                                  Sections 6.07(b)(iii) and 6.07(c)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “seventy percentum (70%)” with the phrase “sixty six and two-thirds percentum (66 2/3%).”

(m)                          Section 6.09 of the Mortgage Indenture is hereby amended by replacing the phrase “or as may be requested by the Trustee” with the phrase “or as may be requested by the Trustee; provided that the Company shall not be required to record this Indenture or any supplemental indentures in any new jurisdiction in which it acquires property until it next issues Securities hereunder.”

(n)                              Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by replacing the phrase “on the respective Stated Maturities” with the phrase “on the respective Stated Maturities or Redemption Date.”

(o)                              Sections 9.04(d)(ii) and 9.04(d)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “an Opinion of Counsel” with the phrase “an Opinion of Counsel, subject to the customary assumptions and exceptions” and the phrase “not recognize gain or loss” with the phrase “not recognize income, gain or loss.”

(p)                              Section 11.03 of the Mortgage Indenture is hereby amended to add the following subsections:

“(o)                       The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under the Mortgage Indenture (as amended or supplemented) arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

(p)                              Notwithstanding anything to the contrary contained in this Mortgage Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder.  The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.”

(q)                              Section 12.04(a) of the Mortgage Indenture is hereby amended by replacing the phrase “90 day” with the phrase “105 days.”

(r)                                 Section 12.04(b) of the Mortgage Indenture is hereby amended by replacing the phrase “45 days” with the phrase “60 days.”

(s)                                Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase “the Company shall not consolidate with or merge into any other corporation” with the phrase “the Company shall not consolidate with or merge into any other Person.”

(t)                                  The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:  “the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the “Successor Person”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:”

(u)                              Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture are hereby amended by replacing the term “successor corporation” or “Successor Corporation,” as the case may be, with the term “Successor Person.”

(v)                              Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.”

ARTICLE SIX

MISCELLANEOUS PROVISIONS

Section 6.01.  Execution of Ninth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed.  This Ninth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided.  The Bonds executed, authenticated and delivered under this Ninth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 6.02.  Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.03.  Successors and Assigns.

All covenants and agreements in this Ninth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.04.  Severability Clause.

In case any provision in this Ninth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05.  Benefit of Ninth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Ninth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Ninth Supplemental Indenture.

Section 6.06.  Execution and Counterparts.

This Ninth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction.  The exchange of copies of this Ninth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Ninth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Ninth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 6.07.  Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Ninth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

Section 6.08.  Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Ninth Supplemental Indenture.

Section 6.09.  Governing Law.

This Ninth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Ninth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Ninth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Ninth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 6.10.  Future Advances Secured.

(a)                               Illinois Provisions. The Company acknowledges and agrees and intends that all advances made to it pursuant to issuances hereunder of the Securities, including all future issuances and advances related thereto whenever hereafter made, in an amount up to $200,000,000, together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture for a combined total principal amount of $950,000,000 plus interest thereon, and all fees, expenses and indemnities owing in respect of the Securities and the Financing Agreements, and all disbursements made by or on behalf of the Trustee for payment of taxes, levies, insurance or maintenance on the Mortgaged Property, with interest on such disbursements (the sum of all such Outstanding Securities, interest, fees, expenses, indemnities and disbursements is referred to as the “Total Secured Amount”), shall be a lien in the Total Secured Amount from the time this Ninth Supplemental Indenture is recorded, as provided in 765 ILCS 5/39, et seq. for all amounts advanced or applied prior to the date hereof and within the period of eighteen (18) months after the date of recordation of this Ninth Supplemental Indenture. Except as amended hereby (in this Ninth Supplemental Indenture), the Mortgage Indenture, as previously amended, is hereby restated, adopted, ratified and confirmed.

(b)                              Minnesota Provisions. Subject to the provision of the Mortgage Indenture which provides that notwithstanding anything to the contrary contained in the Mortgage Indenture enforcement of the Mortgage Indenture in Minnesota is limited to a debt amount of $19,895,933.00 under Chapter 287 of Minnesota Statutes, this Ninth Supplemental Indenture secures credit in the amount of TWO HUNDRED MILLION DOLLARS ($200,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture,  the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, for a total combined amount advanced of NINE HUNDRED FIFTY MILLION DOLLARS ($950,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(c)                               Missouri Provisions. This Ninth Supplemental Indenture secures present credit in the amount of TWO HUNDRED MILLION DOLLARS ($200,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture,  the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, for a total combined amount advanced of NINE HUNDRED FIFTY MILLION DOLLARS ($950,000,000) together with future advances and obligations in an amount not to exceed NINE HUNDRED FIFTY MILLION DOLLARS ($950,000,000) for purposes of collateral located in the State of Missouri only. The future advances and future obligations secured hereby may be evidenced not only by the Securities herein described, but also such other notes, guarantees and other documents executed and delivered by the Company to the Trustee or Bondholders subsequent to the date hereof provided that, on the face or within the body thereof, such notes, guarantees or other documents state that they are secured by this Mortgage Indenture. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 6.11.  Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be).

Drafted by:

Elizabeth B. Hardin

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, NY 10005

After Recorded, Return to:

Dykema Gossett PLLC

39577 Woodward Avenue

Suite 300

Bloomfield Hills, Michigan 48304

Attention:  Joseph R. DeHondt

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By: /s/ Gretchen L. Holloway

Name: Gretchen L. Holloway
Title: Vice President, Chief Financial Officer and Treasurer

Signature Page to

Ninth Supplemental Indenture

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.
COUNTY OF OAKLAND	)

On the 15th day of March 2017 before me, the undersigned notary public, personally came Gretchen L. Holloway, Vice President, Chief Financial Officer and Treasurer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

/s/ Cynthia Alain

By:	Cynthia Alain, Notary Public Oakland County, Michigan My Commission Expires 9/19/21 Acting in the County of Oakland

CYNTHIA ALAIN

NOTARY PUBLIC, STATE OF MI

COUNTY OF OAKLAND

MY COMMISSION EXPIRES Sep 19, 2021

ACTING IN COUNTY OF OAKLAND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Valère Boyd
Name:	Valère Boyd
Title:	Vice President

Signature Page to

Ninth Supplemental Indenture

ACKNOWLEDGMENT

A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California
County of Los Angeles)

On March 15, 2017 before me, Alex Dominguez, Notary Public

                                                        (insert name and title of the officer)

personally appeared Valere Boyd who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the lass of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

SEAL NR01 ALEX DOMINGUEZ COMM. #2145379 Notary Public • California Los Angeles County My Comm. Expires Mar. 6, 2020

Signature /s/ Alex Dominguez (Seal)

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental indenture is as follows:

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Appanoose	IA	Doc. 2008-124 in Book 2008; Page 124	Doc. 2008-125 in Book 2008; Page 125	Doc. 2008-2717 in Book 2008; Page 2717	Doc. 2008-2718 in Book 2008; Page 2718	Doc. 2009-2237 in Book 2009, Page 2237		Doc. 2011-2296, in Book 2011; Page 2296	Doc. 2013-671 in Book 2013, Page 671	Book 2015 Page 476
Benton	IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588	Box 11, Page 2657	Book 11; Page 4799	Book 13 Page 1167	Book 15 Page 605
Boone	IA	Doc. 080262 in Book 2008; Page 0262	Doc. 080263 in Book 2008; Page 0263	Doc. 085535 in Book 2008; Page 5535	Doc. 085536 in Book 2008; Page 5536	Doc. 095455 in Book 2009, Page 5455	Doc. 112599	Document 114823 in Book 2011; Page 4823	Document 131187 in Book 2013, Page 1187	Book 2015 Page 0933
Buchanan	IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990	Instrument #2011R02065	Instrument #2011R03717	Instrument #2013R00924	Instr. # 2015R00743
Buena Vista	IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848		Book 113483	Fee Book 130858	Fee Book 150609
Cerro Gordo	IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707	Doc. 2011-4841	Doc. 2011-8626	Doc. 2013-1970	Doc. # 2015-1550
Clarke	IA	Doc. 2008-0164 in Book 175A; Page 1	Doc. 2008-0165 in Book 175B; Page 1	Doc. 2008-2747 in Book 104; Page 168	Doc. 2008-2748 in Book 104; Page 240	File No. 2009-2305, in Book 2009G, Page 768-851	Fee Box 2011-1471	Fee Book 2011-2542	Fee Book 2013-0514	Fee Book 2015-0414
Clayton	IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258		Doc. 2011R04585	Doc. 2013R01207	Doc. # 2015R00754
Clinton	IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462	Doc. 2011-05291	Doc. 2011-09597	Doc. 2013-02200	Doc. # 2015-01855
Dallas	IA	Doc. 823 in Book 2008; Page 823	Doc. 824 in Book 2008; Page 824	Doc. 16507 in Book 2008; Page 16507	Doc. 16508 in Book 2008; Page 16508	Doc. 19465, in Book 2009, Page 19465		Doc. 17729 in Book 2011; Page 17729	Doc. 5316 in Book 2013; Page 5316	Book 2015 Page 3907

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Des Moines	IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787		Doc. 2011-005208	Doc. 2013-001273	Inst. # 2015-001221
Dickinson	IA	Inst. 08-00303 in Book 358; Page 1	Inst. 08-00304 in Book 359; Page 1	Inst. 08-07217 in Book 378; Page 81	Inst. 08-07218 in Book 378; Page 153	Instr. No. 09-07844, in Book 405, Page 745		Instr. No. 11-6501 in Book 448; Page 259	Instr. No. 13-01462 in Book 482, Page 269	Inst. # 15-01270
Dubuque	IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084	File 2011-00010285, Doc ID: 007105460102	File 2011-00019263; Doc. 007236560081	File 2013-00005054; Doc ID 007648000084	Doc. # 2015-00003219
Emmet	IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052		Fee Book 2011-01763	Fee Book 2013-00391	Fee Book 2015-00264
Greene	IA	Doc. 2008-0120 in Book 182; Page 1	Doc. 2008-0121 in Book 183; Page 1	Doc. 2008-2215 in Book 186; Page 50	Doc. 2008-2216 in Book 186; Page 121	Instr. 2009-1917, in Book 188, Page 832	Instr. 2011-1271, in Book 193, Page 2	Instr. 2011-2160 in Book 2011; Page 2160	Instr. 2013-0440 in Book 198, Page 370	Inst. # 2015-0448 Book 203 Page 458
Grundy	IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708		Book 2011; Page 2562	Book 2013; Page 0682	Book 2015 Page 0445
Hamilton	IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260	Doc. 2011-1650	Doc. 2011 3012	Doc 2013 735	Doc. # 2015-548
Hancock	IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499		Fee Book 11-2596	Fee Book 13-0559	Inst. # 15-0491
Hardin	IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646	Document 2011 1986	Doc. 2011 3589	Doc. 2013 0832	Doc. #2015 0591
Iowa	IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396		Doc. 3747 in Book 2011; Page 14549-14629.	Doc 973 in Book 2013; Page 4008-4091	Book 2015 Page 2484-2613
Jackson	IA	Doc. 08-244 in Book 2008; Page 244	Doc. 08-245 in Book 2008; Page 245	Doc. 08-4572 in Book 2008; Page 4572	Doc. 08-4573 in Book 2008; Page 4573	Doc. 09-4798, in Book 2009, Page 4798		Doc. 11-4945 in Book 2011; Page 4945.	Doc. 13-1135 in Book 2013, Page 1135	Book 2015 Page 864

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Jasper	IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084		File 2011-00006958; Doc. 001995920081	File 2013-00001754	File # 2015-00001428
Jefferson	IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869		Doc. 2011-2700	Doc. 2013-06871	2015-0482
Johnson	IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084	Book 4779, Page 738-839, Doc ID: 022244150101	Doc. ID 022385240081 in Book 4845, Page 616-696	Doc. ID 022871530084 in Book 5066, Page 733-816	Book 5344 Pg. 172-301
Jones	IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074	Fee Book 2011 1859	Fee Book 2011 3210	Fee Book 2013 0787	Inst. # 2015-0709
Kossuth	IA	Doc. 2008-236 in Book 2008; Page 236	Doc. 2008-237 in Book 2008; Page 237	Doc. 2008-4405 in Book 2008; Page 4405	Doc. 2008-4406 in Book 2008; Page 4406	Doc. 2009-4819, in Book 2009, Page 4819		Doc. 2011 4228 in Book 2011; Page 4228	Doc. 2013 1234 in Book 2013, Page 1234	Book 2015 Page 762
Lee (North)	IA	Doc. 2008-171 in Book 08N; Page 171	Doc. 2008-172 in Book 08N; Page 172	Doc. 2008-4032 in Book 08N; Page 4032	Doc. 2008-4033 in Book 08N; Page 4033	Doc. 2009-3738, in Book 09N, Page 3738		Doc. 2011 3260 in Book 11N, Page 3260	Doc. 2013 738 in Book 13N; Page 738
Lee (South)	IA	Doc. 2008-104 in Book 08S; Page 104	Doc. 2008-105 in Book 08S; Page 105	Doc. 2008-2900 in Book 08S; Page 2900	Doc. 2008-2901 in Book 08S; Page 2901	Doc. 2009-2969, in Book 09S, Page 2969		Doc. 2011 2701 in Book 11S, Page 2701	Doc. 2013 653 in Book 13S; Page 653
Lee	IA									Book 2015 Page 1088[1]

1  The offices of Lee County (North) and Lee County (South) were consolidated on February 23, 2015.

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Linn	IA	Doc. 012890130969 Inst. 200800039315 in Book 6889; Page 1	Doc. 012890140843 Inst. 200800039316 in Book 6890; Page 1	Doc. 013846140071 Inst. 200900033364 in Book 7144; Page 338	Doc. 013846150027 Inst. 200900033365 in Book 7144; Page 409	Doc ID: 014657820084, in Book 7486, Page 1-84	Doc ID: 015780150102, in Book 8001, Page 132-233	Doc. 019540880081 in Book 8145; Page 206-286	Doc. 020433330084 in Book 8620; Page 376-459	Book 9199 Page 438-567
Lucas	IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632		Instr. 2011-2299 in Book A2012, Page 74-154	Instr. 2013-0434 in Book C2013, Page 1-84	Inst. # 2015-0378 Book B2015 Page 345-474
Marshall	IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084	File No. 2011-00003804	Doc. 003023790081; File 2011-00006960	Doc. 003145730084; File 2013-00001607	Doc. # 2015-00001190
Monroe	IA	Doc. 86 in Book 2008; Page 86	Doc. 87 in Book 2008; Page 87	Doc. 1922 in Book 2008; Page 1922	Doc. 1923 in Book 2008; Page 1923	Doc. 1850, in Book 2009, Page 1850		Doc. 1801 in Book 2011; Page 1801.	Doc. 382 in Book 2013, Page 382	Book 2015 Page 428
Muscatine	IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544		Doc. 2011-05769	Doc. 2013-01381	Inst. # 2015-01068
Osceola	IA	Doc. 20080080 in Book 2008; Page 80	Doc. 20080081 in Book 2008; Page 81	Doc. 20082023 in Book 2008; Page 2023	Doc. 20082024 in Book 2008; Page 2024	Doc. 20091693 in Book 2009; Page 1693		Doc. 2011-1589 in Book 2011; Page 1589.	Doc. 20130346 in Book 2013; Page 346	Book 2015 Page 330
Pocahontas	IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209		Doc. 2011 1682 in Book 207; Page 104-184	Doc. 2013 317 in Book 217, Page 275-358	Book 230 Page 470-599 Document 2015-279
Poweshiek	IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393		File No. 3063 in Book 0901; Page 0171	File No. 0780 in Book 0927, Page 0415	Inst. # 2015-00755

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Ringgold	IA	Inst. 2008-00000091 in Book 327; Page 1	Inst. 2008-00000092 in Book 328; Page 1	Inst. 2008-00001525 in Book 334; Page 64	Inst. 2008-00001526 in Book 334; Page 135	Instr. 2009-00001424, in Book 339, Page 823		Instr. 2011-00001615 in Book 369; Page 118	Instr. 2013-00000399 in Book 392, Page 245	Book 422 Page 61 Inst. # 2015-00000336
Story	IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946	Instr. 2011-00006755	Instr. 2011-00012790	Instr. 2013-00003192	Inst. # 2015-00002292
Tama	IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290		Fee Book 2011-3671 in Book 897; Page 469	Fee Book 2013-0886 in Book 916; Page 770	Fee Book 2015-0770
Union	IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419		Doc. 00002397 in Book 1015; Page 1	Doc. 00000612 in Book 1048, Page 48	Book 1097 Page 121 Inst. # 2015-00000431
Van Buren	IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1		Doc. 2011 1469	Doc. 2013-380	Doc. # 2015-306
Wapello	IA	Doc. 2008-0275 in Book 2008; Page 0275	Doc. 2008-0276 in Book 2008; Page 0276	Doc. 2008-5994 in Book 2008; Page 5994	Doc. 2008-5995 in Book 2008; Page 5995	Doc. 2009-5649, in Book 2009, Page 5649		Doc. 2011 5430, in Book 2011; Page 5430	Doc. 2013 1255 in Book 2013 Page 1255	Book 2015 Page 1054
Wayne	IA	Inst. 08-0123 in Book 119; Page 670	Inst. 08-0124 in Book 119; Page 1640	Inst. 08-2205 in Book 121; Page 484	Inst. 08-2206 in Book 121; Page 555	Instr. 09-1957, in Book 122, Page 854-937		Instr. 2011-2162 in Book 126; Page 186-266	Instr.2013-0502 in Book 129, Page 192.	Book 133 page 655-784
Worth	IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579		Fee Book 2011 2426	Fee Book 20130372	Fee Book 20150264
Adair	IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150		Instr. 2011-1465, in Book 661; Page 183	Instr. 2013-0311 in Book 684, Page 148	Inst. # 2015-0179 Book 716 Page 1
Allamakee	IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227		Doc. 2011 2980	Doc. 2013 643	Doc. # 2015 570

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Audubon	IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338		Doc. 11-1729	Doc. 13-0397	Doc. # 15-0256
Black Hawk	IA	Doc. 2008014573	Doc. 2008014576	Doc. 200900011582	Doc. 200900011583	File 2010-00011758, Instr. 200900017846		Doc. ID 004660170081; File No. 2012-00011133	Doc. ID 005095100084; File No. 2013-00019514	Doc. # 2015-00014953
Bremer	IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624		Doc. 20114759	Doc. 20131312	Doc. # 20151060
Butler	IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808		Instr. 2011-4271	Doc. 2013-1200	Instr. # 2015-0685
Cass	IA	Doc. 2008 115 in Book 2008; Page 115	Doc. 2008 116 in Book 2008; Page 116	Doc. 2008 2833 in Book 2008; Page 2833	Doc. 2008 2834 in Book 2008; Page 2834	Doc. 2009-2608, in Book 2009, Page 2608		Doc. ID 000830740081; Book 2011; Page 2359	Doc ID 000941410084; Book 2013, Page 551	Book 2015 Page 419
Cedar	IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84		Doc. 2011-4180 in Book 1083; Page 210-290	Doc. 2013 980 in Book 1161; Page 162-245	Book 1259 Page 120-249 Doc. # 2015-724
Chickasaw	IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295		Fee Book 2011-2217	Fee Book 2013-0516	Fee Book 2015-0330
Clay	IA	Doc. 2008 190 in Book 2008; Page 190	Doc. 2008 191 in Book 2008; Page 191	Doc. 2008 3615 in Book 2008; Page 3615	Doc. 2008 3613 in Book 2008; Page 3616	Doc. 2009-3942 in Book 2009, Page 3942		Doc. 2011 3469 in Book 2011; Page 3469	Doc. 2013 872 in Book 2013; Page 872	Book 2015 Page 744
Davis	IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193		Doc. 2011-1595 in Book 168; Page 850	Doc. 2013-0359 in Book 178; Page 872	Book 193 Page 199 Doc. # 2015-0448
Decatur	IA	Book 2008; Page 0096	Book 2008; Page 0097	Book 2008; Page 1769	Book 2008; Page 1770	Book 2009, Page 1558		Book 2011; Page 1706	Book 2013 Page 0396	Book 2015 Page 0308

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Delaware	IA	Doc. 2008 203 in Book 2008; Page 203	Doc. 2008 204 in Book 2008; Page 204	Doc. 2008 3805 in Book 2008; Page 3805	Doc. 2008 3806 in Book 2008; Page 3806	Doc. 2009 4636, in Book 2009, Page 4636	Doc. 2011 2326, in Book 2011, Page 2326	Doc. 2011 4047, in Book 2011; Page 4047	Doc. 2013-1035 in Book 2013, Page 1035	Book 2015 Page 664
Fayette	IA	Doc. 2008 192 in Book 2008; Page 192	Doc. 2008 193 in Book 2008; Page 193	Doc. 2008 3833 in Book 2008; Page 3833	Doc. 2008 3834 in Book 2008; Page 3834	Doc. 2009-3700, in Book 2009, Page 3700		Doc. 2011 3503 in Book 2011; Page 3503	Doc. 2013 965 in Book 2013; Page 965	Book 2015 Page 661
Floyd	IA	Doc. 2008-0173 in Book 2008; Page 0173	Doc. 2008-0174 in Book 2008; Page 0174	Doc. 2008-3135 in Book 2008; Page 3135	Doc. 2008-3136 in Book 2008; Page 3136	Doc. 2009-3358, in Book 2009, Page 3358		Doc. 2011-2868 in Book 2011; Page 2868	Doc. 2013-0802 in Book 2013; 0802	Book 2015 Page 0595
Franklin	IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288	Inst. 20111230	Doc. 20112331	Inst# 20130748	Inst. # 20150490
Guthrie	IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009		Book 2012; Doc. 0067	Book 2013; Doc. 0777	Fee Book 2015-0555
Henry	IA	Doc. 0160 in Book 2008; Page 0160	Doc. 0161 in Book 2008; Page 0161	Doc. 3507 in Book 2008; Page 3507	Doc. 3508 in Book 2008; Page 3508	Doc. 3283, in Book 2009, Page 3283		Doc. 3111 in Book 2011; Page 3111	Doc. 0783 in Book 2013; Page 0783	Book 2015 Page 0585
Howard	IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183		Doc. 2011 1758, in Book 2011; Page 1758	Doc. 546, in Book 2013; Page 546	Book 2015 Page 409
Keokuk	IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073		Fee Book 2011 2001	Fee Book 2013-0492	Fee Book 2015-0315
Louisa	IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874		Fee Book 2011-1011	Fee Book 2013-1477	Fee Book 2015-0246
Lyon	IA	Doc. 2008 212 in Book 2008; Page 212	Doc. 2008 213 in Book 2008; Page 213	Doc. 2008 3053 in Book 2008; Page 3053	Doc. 2008 3054 in Book 2008; Page 3054	Doc. 2009-3163, in Book 2009, Page 3163		Doc. 2011 3064 in Book 2011; Page 3064	Doc. 2013 745 in Book 2013, Page 745	Book 2015 Page 508

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Madison	IA						Document 2011 1881, in Book 2011, Page 1881	Doc. 2011 3391 in Book 2011; Page 3391	Doc. 2013 845 in Book 2013; Page 845	Book 2015 Page 733
Mahaska	IA	Doc. 2008-198 in Book 2008; Page 198	Doc. 2008-199 in Book 2008; Page 199	Doc. 2008 4119 in Book 2008; Page 4119	Doc. 2008 4120 in Book 2008; Page 4120	Doc. 2009-4038, in Book 2009, Page 4038		Doc. 2011-3543 in Book 2011; Page 3543	Doc. 2013-993 in Book 2013; Page 993	Doc. # 2015-849
Mitchell	IA	Doc. 2008-112 in Book 2008; Page 112	Doc. 2008-113 in Book 2008; Page 113	Doc. 2008-2427 in Book 2008; Page 2427	Doc. 2008-2428 in Book 2008; Page 2428	Doc. 2009-2613, in Book 2009, Page 2613		Doc. 2011 2080 in Book 2011; Page 2080	Doc. 2013 528 in Book 2013; Page 528	Book 2015 Page 414
Palo Alto	IA	Doc. 2008-121 in Book 2008; Page 121	Doc. 2008-122 in Book 2008; Page 122	Doc. 2008-2472 in Book 2008; Page 2472	Doc. 2008-2473 in Book 2008; Page 2473	Doc. 2009-2228, in Book 2009, Page 2228		Doc. 2011 2105 in Book 2011; Page 2105	Doc. 2013 538 in Book 2013; Page 538	Book 2015 Page 462
Polk	IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084		Doc. 025439970081 in Book 14093; Page 416-496	Doc. 027145900084 in Book 14710; Page 908-991	Book 15509 Page 147-276 File # 2015-00082061
Scott	IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084		File 2012-00000547; Doc. 018863370081	File 2013-00009816; Doc. 019469450084	File 2015-00006784
Sioux	IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619		File 2011; Card 6891	Book 2013; Page 1720	File 2015 Card 1237
Taylor	IA	Doc. 2008786 in Book 161; Page 8	Doc. 2008787 in Book 161; Page 9	Doc. 2009628 in Book 163; Page 215	Doc. 2009629 in Book 163; Page 287	Doc. 2010569, in Book 165, Page 587		Doc. 12688, in Book 105; Page 647	Doc. 131294 in Book 174; Page 349	Book 109 Page 960

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Warren	IA						Fee Book 2011-5477	Fee Book 2011-10217	Fee Book 2013-2694	Fee Book 2015-1862
Washington	IA	Doc. 08-0211 in Book 2008; Page 0211	Doc. 08-0212 in Book 2008; Page 0212	Doc. 08-4793 in Book 2008; Page 4793	Doc. 08-4794 in Book 2008; Page 4794	Doc. 09-5649, in Book 2009, Page 5649		Instr. 2011-4382, in Book 2011; Page 4382	Instr. 2013-1022 in Book 2013, Page 1022	Instr. # 2015-0887 Book 2015 Page 0887
Webster	IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068		Instr. 2011-06498	Instr. 2013-01602	Inst. # 2015-01292
Winnebago	IA	Fee Book 08-0076 in Book 2008; Page 0076	Fee Book 08-0077 in Book 2008; Page 0077	Fee Book 08-2035 in Book 2008; Page 2035	Fee Book 08-2036 in Book 2008; Page 2036	Fee Book 09-2211, in Book 2009, Page 2211		Fee Book 2011-1847, in Book 2011; Page 1847	Fee Book 2013-0447	Fee Book 2015-0376
Winneshiek	IA	Doc. 2008 197 in Book 2008; Page 197	Doc. 2008 198 in Book 2008; Page 198	Doc. 2008 4570 in Book 2008; Page 4570	Doc. 2008 4571 in Book 2008; Page 4571	Doc 2009-5633, in Book 2009, Page 5633		Doc. 2011 3832 in Book 2011; Page 3832	Doc. 20131049 in Book 2013; Page 1049	Book 2015 Page 835
Wright	IA	Doc. 08-140 in Book 08; Page 140	Doc. 08-141 in Book 08; Page 141	Doc. 08-2559 in Book 08; Page 2559	Doc. 08-2560 in Book 08; Page 2560	Doc. 09-2543, in Book 09, Page 2543		Doc. 11-2412, in Book 2011; Page 2412	Doc. 13-555 in Book 2013; Page 555	Book 2015 Page 513
Carroll	IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847		Doc. 2011R-3000	Doc. 2013R-0688	Doc. # 2015R-0558
Jo Daviess	IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333		Doc. 366326	Doc. 374116	Doc. # 383890
Rock Island	IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940		Doc. 2011-27145	Doc. 2013-06358	2015-04706
Whiteside	IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009		Doc. 2011-08401	Doc. 2013-02025	Doc. # 2015-01576
Cottonwood	MN	Doc. 255292 office of the Cottonwood County Recorder	Doc. 255293 office of the Cottonwood County Recorder	Doc. 258076 office of the Cottonwood County Recorder	Doc. 258077 office of the Cottonwood County Recorder	Doc. 260747		Doc. 266130	Doc. 269589	Doc. # 275047

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Faribault	MN	Doc. 342918 office of the Faribault County Recorder	Doc. 342919 office of the Faribault County Recorder	Doc. 346309 office of the Faribault County Recorder	Doc. 346310 office of the Faribault County Recorder	Doc. 349879		Doc. 356760	Doc. 361565	Doc. # 367803
Fillmore	MN	Doc. 362678 office of the Fillmore County Recorder	Doc. 362679 office of the Fillmore County Recorder	Doc. 368282 office of the Fillmore County Recorder	Doc. 368283 office of the Fillmore County Recorder	Doc. 376407		Doc. 386633	Doc. 393691	Doc. # 403016
Freeborn Easement – Torrens	MN	Doc. 474468 office of the Freeborn County Recorder Doc. 109689 office of the Freeborn County Registrar of Titles	Doc. 474469 office of the Freeborn County Recorder Doc. 109690 office of the Freeborn County Registrar of Titles	Doc. 479360 office of the Freeborn County Recorder Doc. 110165 office of the Freeborn County Registrar of Titles	Doc. 479361 office of the Freeborn County Recorder Doc. 110166 office of the Freeborn County Registrar of Titles	Doc. Nos. 485905 (A) & 110681 (T)	Doc. Nos. 495228 (A) & 111610 (T)	Doc. Nos. 497533 (A) & 111878 (T)	Doc. Nos. A-505576 (Abstract filing) and T-112590 (Torrens Filing)	Doc. # A-515868
Jackson	MN	Doc. A251774 office of the Jackson County Recorder	Doc. A251775 office of the Jackson County Recorder	Doc. A254516 office of the Jackson County Recorder	Doc. A254517 office of the Jackson County Recorder	Doc. A257698	Doc. A262368	Doc. A263601	Doc. A267760	Doc. # A273071
Le Sueur	MN	Doc. 353162 office of the Le Sueur County Recorder	Doc. 353163 office of the Le Sueur County Recorder	Doc. 359395 office of the Le Sueur County Recorder	Doc. 359396 office of the Le Sueur County Recorder	Doc. 366253		Doc. 378017	Doc. 386706	Doc. No. 397601

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Mower	MN	Doc. A000565139 office of the Mower County Recorder	Doc. A000565140 office of the Mower County Recorder	Doc. A000572171 office of the Mower County Recorder	Doc. A000572172 office of the Mower County Recorder	Doc. A000579676	Doc. A000591112	Doc. A000594205	Doc. A000604520	Doc. # A000618725
Nobles	MN	Doc. A317292 office of the Nobles County Recorder	Doc. A317293 office of the Nobles County Recorder	Doc. A321156 office of the Nobles County Recorder	Doc. A321157 office of the Nobles County Recorder	Doc. A325403		Doc. A333571	Doc. A339092	Doc. # A346533
Rock	MN	Doc. 168189 office of the Rock County Recorder	Doc. 168190 office of the Rock County Recorder	Doc. 170372 office of the Rock County Recorder	Doc. 170373 office of the Rock County Recorder	Doc. 172760		Doc. 178165	Doc. 181544	Doc. # 185643
Steele	MN	Doc. A000354767 office of the Steele County Recorder	Doc. A000354768 office of the Steele County Recorder	Doc. A000361084 office of the Steele County Recorder	Doc. A000361085 office of the Steele County Recorder	Doc. A000368262	Doc. A000379062	Doc. A000381883	Doc. A000390422	Doc. # A000401277
Watonwan	MN	Doc. 207915 office of the Watonwan County Recorder	Doc. 207916 office of the Watonwan County Recorder	Doc. 210325 office of the Watonwan County Recorder	Doc. 210326 office of the Watonwan County Recorder	Doc. 212753		Doc. 217379	Doc. 220526	Doc. # 224648
Blue Earth	MN	Doc. 481CR565 office of the Blue Earth County Recorder	Doc. 481CR566 office of the Blue Earth County Recorder	Doc. 489CR662 office of the Blue Earth County Recorder	Doc. 489CR663 office of the Blue Earth County Recorder	Doc. 498CR325		Doc. 514CR333	Doc. 522CR327	Doc. No. 539CR945

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Brown	MN	Doc. 364356 office of the Brown County Recorder	Doc. 364357 office of the Brown County Recorder	Doc. 369232 office of the Brown County Recorder	Doc. 369233 office of the Brown County Recorder	Doc. 374910		Doc. 385128	Doc. 3923345	Doc. # 401791
Martin	MN	Doc. 2008R-392714 office of the Martin County Recorder	Doc. 2008R-392715 office of the Martin County Recorder	Doc. 2008R-397320 office of the Martin County Recorder	Doc. 2008R-397321 office of the Martin County Recorder	Doc. 2009R-401967	Doc. 2011R-408709	Doc. 2011R-410442	Doc. 2013R-416737	Doc. # 2015R-424518
Olmsted	MN	Doc. A1157194 office of the Olmsted County Recorder	Doc. A1157195 office of the Olmsted County Recorder	Doc. A1185995 office of the Olmsted County Recorder	Doc. A1185994 office of the Olmsted County Recorder	Doc. A-1218791		Doc. A1275597	Doc. A1316480	Doc. # A-1366460
Murray	MN	Doc. 230354 office of the Murray County Recorder	Doc. 230355 office of the Murray County Recorder	Doc. 232821 office of the Murray County Recorder	Doc. 232822 office of the Murray County Recorder	Doc. 235452		Doc. 240400	Doc. 243780	Doc. # 248258
Redwood	MN	Doc. A326435 office of the Redwood County Recorder	Doc. A326436 office of the Redwood County Recorder	Doc. A329534 office of the Redwood County Recorder	Doc. A329535 office of the Redwood County Recorder	Doc. A 333004	Doc. A 338413	Doc. A339813	Doc. A344792	Doc. # A 350618
Wabasha	MN	Doc. A286205 office of the Wabasha County Recorder	Doc. A286206 office of the Wabasha County Recorder	Doc. A290867 office of the Wabasha County Recorder	Doc. A290868 office of the Wabasha County Recorder	Doc. A 295667		Doc. A304809	Doc. A 310823	Doc. # A318750

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Winona	MN	Doc. 525959 office of the Winona County Recorder	Doc. 525960 office of the Winona County Recorder	Doc. 534510 office of the Winona County Recorder	Doc. 534511 office of the Winona County Recorder	Doc. 544045		Doc. A560203	Doc. A572255	Doc. # A-586699
Clark	MO	Doc. 28353 in Book 72; Page 37	Doc. 28354 in Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 in Book 72; Page 40	Doc. 31759		Doc. 35141	Doc. ID 37259	Book 2015 Page 316

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Eighth Supplemental Indenture:

IOWA

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Allamakee	Access Easement	07/28/15	William D. Kettelkamp and Beth Ann Kettelkamp, Husband and Wife; and Robert M. Kettelkamp and Cynthia K. Kettelkamp, Husband and Wife	ITC Midwest LLC	11/02/15	2015 2397
Audubon	Guy and Anchor Easement	03/23/15	Walker Brothers, an Iowa Partnership, consisting of William J. Walker and Joseph M. Walker	ITC Midwest LLC	04/15/15	15-0370
Audubon	Overhang Easement	03/23/15	Shirley A. Rubel, a single person	ITC Midwest LLC	04/15/15	15-0371
Audubon	Electric Line Easement	04/03/15	Clifford G. Merk and Helen E. Merk, Husband and Wife	ITC Midwest LLC	04/28/15	15-0414
Audubon	Electric Line Easement	04/09/15	Michael Irlmeier and Sheri Irlmeier, Husband and Wife	ITC Midwest LLC	05/13/15	15-0504
Audubon	Guy and Anchor Easement	04/09/15	Shirley Rubel, a single person	ITC Midwest LLC	05/13/15	15-0505
Audubon	Electric Line Easement	03/25/15	Clem N. Petty and Delores M. Petty, Husband and Wife; and Fred R. Romano and Theresa A. Romano, Husband and Wife	ITC Midwest LLC	06/10/15	2015-0622
Audubon	Guy and Anchor Easement	03/25/15	Clem N. Petty and Delores M. Petty, Husband and Wife; and Fred R. Romano and Theresa A. Romano, Husband and Wife	ITC Midwest LLC	06/10/15	2015-0623

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Audubon	Guy and Anchor Easement	04/17/15

Mark Rydl, a single person; Mitchel Rydl and Amy Rydl, Husband and Wife; Mitchel Rydl, as Executor of the Jerry Joseph Rydl Estate; David John Rydl, a single person; and Jo Marie Bruss and Keith Bruss, Wife and Husband

				ITC Midwest LLC	06/15/15	15-0639
Benton	Electric Line Easement	02/20/15	Dianne McGarey, a single person; and Beverly Heitshusen, a single person	ITC Midwest LLC	03/19/15	E15-0295
Benton	Electric Line Easement	03/05/15	Pleasant Hill Farm, LLP	ITC Midwest LLC	03/20/15	E15-0301
Benton	Electric Line Easement	03/18/15	Zebulon Bidwell, a single person	ITC Midwest LLC	04/16/15	E15-0464
Benton	Electric Line Easement	05/19/15

Henry Marion Siek and Nancy J. Siek, Husband and Wife; Richard A. Siek, a single person; David K. Glime, as trustee of the trust established in Item Three of the Last Will and Testament of Rita J. Glime admitted to probate by the Iowa District Court in Benton County, Iowa; Robert L. Siek and Vicki L. Siek, Husband and Wife (Contract Sellers), and Richard A. Siek, a single person, and Aaron A. Siek and Abigail L. Siek, Husband and Wife (Contract Buyers)

				ITC Midwest LLC	08/24/15	E15-1228
Benton	Electric Line Easement	10/14/16	Donald W. Kromminga and Mardeen M. Kromminga, Husband and Wife	ITC Midwest LLC	11/04/16	Book 16, Page 2758
Benton	Electric Line Easement	10/20/16	I. H. Farm, LLLP, an Iowa limited liability limited partnership	ITC Midwest LLC	11/04/16	Book 16, Page 2752
Benton	Electric Line Easement	10/18/16	Gayle Janss and Delores Janss, as tenants in common	ITC Midwest LLC	11/04/16	Book 16, Page 2753
Benton	Electric Line Easement	10/26/16	Darrel Kasal and Darlene Kasal, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/04/16	Book 16, Page 2757

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Benton	Electric Line Easement	10/26/16	Darrel Kasal and Darlene Kasal, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/04/16	Book 16, Page 2756
Benton	Electric Line Easement	10/26/16	Maureen Devine	ITC Midwest LLC	11/04/16	Book 16, Page 2755
Benton	Guy and Anchor Easement	10/19/16	Donald H. McKinney and Barbara J. McKinney, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	11/04/16	Book 16, Page 2754
Benton	Electric Line Easement	10/17/16	Terry W. Shedenhelm, Judy Shedenhelm Harris and Rodney M. Shedenhelm	ITC Midwest LLC	11/30/16	Book 16, Page 2949
Benton	Electric Line Easement	11/16/16	Florence L. Lyman a/k/a Florence F. Lyman	ITC Midwest LLC	11/30/16	Book 16, Page 2950
Benton	Electric Line Easement	11/2/16	Golden Grain Enterprises, an Iowa general partnership	ITC Midwest LLC	11/30/16	Book 16, Page 2952
Benton	Electric Line Easement	11/8/16	Clifford Bruce Mall and Sheryl M. Mall a/k/a Sheryl Mae Mall, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/30/16	Book 16, Page 2951
Benton	Electric Line Easement	11/22/16	Winifred S. Schild	ITC Midwest LLC	11/30/16	Book 16, Page 2954
Benton	Overhang Easement	10/28/16	Belle Plaine Country Club	ITC Midwest LLC	11/30/16	Book 16, Page 2953
Benton	Guy and Anchor Easement	11/18/16	Michael D. Edison, Trustee of the Marian W. Edison Revocable Trust dated September 23, 1998	ITC Midwest LLC	12/14/16	Book 16, Page 3081
Benton	Guy and Anchor Easement	11/8/16	John E. Cleppe	ITC Midwest LLC	12/14/16	Book 16, Page 3082
Benton	Electric Line Easement	1/13/17	Paula J. Pecenka, an undivided ½ interest; Laura J. Pecenka and James L. Pecenka, Trustees of the Franklin M. Pecenka Trust, an undivided ½ interest	ITC Midwest LLC	01/24/17	Book 17, Page161

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Boone	Partial Easement Assignment	02/10/15	Interstate Power and Light Company	ITC Midwest LLC	04/27/15	Book 2015, Page 1402
Boone	Electric Line Easement	12/31/15	James M. Sakellaris	ITC Midwest LLC	02/04/16	Book 2016, Page 0345
Boone	Partial Easement Assignment	12/14/16	Interstate Power and Light Company	ITC Midwest LLC	12/22/16	Book 2016, Page 5208
Cass	Electric Line Easement	09/08/16	Tom G. Schultes and Lorilyn I. Schultes, Husband and Wife	ITC Midwest LLC	10/21/16	Book 2016, Page 1943
Cass	Electric Line Easement	10/25/16	Garald Harris, a Single Person	ITC Midwest LLC	11/09/16	Book 2016, Page 2074
Cass	Electric Line Easement	11/18/16	George Dockendorf, a Single Person; and Jeannie Young, a Single Person	ITC Midwest LLC	12/28/16	Book 2016, Page 2390
Cass	Electric Line Easement	11/30/16	David A. Wahlert and Christina M. Wahlert, Husband and Wife	ITC Midwest LLC	12/28/16	Book 2016, Page 2391
Cass	Electric Line Easement	08/30/16	Theodore Wickman, Jr. and Kay Audrey Wickman, Husband and Wife; and Theodore Wickman, Jr., Trustee of the Ann W. Wickman Residuary Trust established the 29th day of May, 2007	ITC Midwest LLC	12/28/16	Book 2016, Page 2392
Cass	Electric Line Easement	11/11/16	Donna Harmsen, a Single Person	ITC Midwest LLC	12/28/16	Book 2016, Page 2393
Cass	Electric Line Easement	11/14/16	David J. Rydl, a Single Person	ITC Midwest LLC	12/28/16	Book 2016, Page 2394
Cass	Electric Line Easement	11/11/16	Richard L. Peterson and Anne M. Peterson, Husband and Wife	ITC Midwest LLC	12/28/16	Book 2016, Page 2395
Cass	Electric Line Easement	09/16/16	Douglas G. Ring, a Single Person	ITC Midwest LLC	01/25/17	Book 2017, Page 139
Cerro Gordo	Electric Line Easement	03/13/15	Mary L. Burgmeier and Daniel R. Burgmeier, Wife and Husband	ITC Midwest LLC	03/20/15	2015-1491
Cerro Gordo	Electric Line Easement	03/06/15	City of Mason City	ITC Midwest LLC	03/20/15	2015-1492
Cerro Gordo	Electric Line Easement	03/12/15

Samuel R. Hunt, Trustee of the Samuel R. Hunt Revocable Living Trust Agreement dated the 27th day of Dec. 2012; and Deborah R. Hunt, Trustee of the Deborah R. Hunt Revocable Living Trust Agreement dated the 27th day of Dec. 2012

				ITC Midwest LLC	03/20/15	2015-1490
Cerro Gordo	Electric Line Easement	04/08/15	Donald D. Sapp and Sharon K. Sapp, Husband and Wife	ITC Midwest LLC	04/28/15	2015-2308
Cerro Gordo	Electric Line Easement	04/30/15	Sue Ann Dougan, a single person	ITC Midwest LLC	05/14/15	2015-2738

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	Electric Line Easement	04/30/15	Sue Ann Dougan, a single person	ITC Midwest LLC	05/14/15	2015-2738
Cerro Gordo	Electric Line Easement	06/16/15	Kraft Foods Group, Inc.	ITC Midwest LLC	06/25/15	2015-3692
Cerro Gordo	Electric Line Easement	06/26/15	Margaret D. Mateer, a Single Person	ITC Midwest LLC	06/29/15	2015-3777
Cerro Gordo	Electric Line Easement	06/26/15	Margaret D. Mateer, a Single Person	ITC Midwest LLC	06/29/15	2015-3777
Cerro Gordo	Electric Line Easement	06/26/15	Cerro Gordo County, Iowa	ITC Midwest LLC	07/20/15	2015-4233
Cerro Gordo	Electric Line Easement	07/18/15	Hildred I. Coates Limited Partnership	ITC Midwest LLC	09/08/15	2015-5422
Cerro Gordo	Electric Line Easement	09/17/15	Lehigh Cement Company LLC (f/k/a Lehigh Portland Cement Company)	ITC Midwest LLC	10/08/15	2015-6151
Cerro Gordo	Electric Line Easement	09/17/15	Lehigh Cement Company LLC (f/k/a Lehigh Portland Cement Company)	ITC Midwest LLC	10/08/15	2015-6151
Cerro Gordo	Electric Line Easement	06/06/14	Colleen F. Lage, Trustee of the Gerald M. Lage Trust under Revocable Trust Agreement dated July 30, 2007	ITC Midwest LLC	10/19/15	2015-6361
Cerro Gordo	Electric Line Easement	04/23/14	James L. Peterson, a Single Person	ITC Midwest LLC	10/19/15	2015-6363
Cerro Gordo	Electric Line Easement	01/20/14	Louis G. Eichmeier and Doris Eichmeier, Husband and Wife	ITC Midwest LLC	10/19/15	2015-6364
Cerro Gordo	Electric Line Easement	02/28/14	Kent Kiburz and Melissa M. Kiburz, Husband and Wife	ITC Midwest LLC	10/19/15	2015-6359
Cerro Gordo	Electric Line Easement	01/15/14	Robert A. Bartlett and Marlene E. Bartlett, Husband and Wife	ITC Midwest LLC	10/19/15	2015-6360
Cerro Gordo	Electric Line Easement	02/04/14	Constance Sue Bieber, Trustee of the Constance Sue Bieber Revocable Trust u/a dated April 1, 2000	ITC Midwest LLC	10/19/15	2015-6362
Cerro Gordo	Electric Line Easement	03/10/14	Alan L. Carstens, a Single Person	ITC Midwest LLC	10/19/15	2015-6368
Cerro Gordo	Electric Line Easement	07/16/15	Michael C. Staudt, a Single Person; and Michael C. Staudt, Trustee of the Michael C. Staudt, UTD dated 3/29/2010	ITC Midwest LLC	10/19/15	2015-6370
Cerro Gordo	Electric Line Easement	08/21/14	Lage Farms Corporation, an Iowa Corporation	ITC Midwest LLC	10/19/15	2015-6371
Cerro Gordo	Electric Line Easement	01/15/14	Keith P. Baldwin and Susan K. Baldwin, Husband and Wife	ITC Midwest LLC	11/03/15	2015-6750

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	Electric Line Easement	02/19/14	Harold F. Griffiths as Trustee of the Harold F. Griffiths Revocable Trust under agreemetn dated October 28, 2004	ITC Midwest LLC	11/03/15	2015-6751
Cerro Gordo	Electric Line Easement	01/22/14	Duane D. Dorenkamp and Doreen M. Dorenkamp, Husband and Wife	ITC Midwest LLC	11/03/15	2015-6752
Cerro Gordo	Electric Line Easement	02/18/14

Esther Dorenkamp, a Single Person; Duane D. Dorenkamp and Doreen M. Dorenkamp, Husband and Wife; Jimmy L. Dorenkamp and Jan M. Dorenkamp, Husband and Wife; Karen Marie Downing and Dennis Downing, Wife and Husband; Ardith J. Parks and Robert Parks, Wife and Husband; and Janet Lynn Dorenkamp, a Single Person, subject to Life Estate in Esther Dorenkamp

				ITC Midwest LLC	11/03/15	2015-6753
Cerro Gordo	Electric Line Easement	02/28/14	Margaret D. Mateer, a Single Person; and William E. Mateer and Marilee M. Oldorf, Co-Trustees of the Elvyn A. Mateer Residuary Trust	ITC Midwest LLC	11/03/15	2015-6754
Cerro Gordo	Vegetation Management and Structure Clearance Easement	05/02/14	Bertha Ann Erickson and Paul R. Erickson, Wife and Husband	ITC Midwest LLC	11/03/15	2015-6755
Cerro Gordo	Electric Line Easement	05/02/14	Paul R. Erickson and Bertha Ann Erickson, Husband and Wife	ITC Midwest LLC	11/03/15	2015-6756
Cerro Gordo	Electric Line Easement	02/24/14	Cerro Gordo County, Iowa, for the use and benefit of the Cerro Gordo County Conservation Board	ITC Midwest LLC	12/08/15	2015-7496
Cerro Gordo	Electric Line Easement	03/18/14	Loren J. Roney, a Single Person	ITC Midwest LLC	12/08/15	2015-7497
Cerro Gordo	Vegetation Management and Structure Clearance Easement	03/12/14	Steve Greiner and Joan Jennings, Co-Trustee of the Leonard A. Greiner Revocable Trust UAD November 22, 1991; and Mary L. Greiner, Trustee of the Mary L. Greiner Revocable Trust UAD November 22, 1991	ITC Midwest LLC	12/08/15	2015-7498

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	Electric Line Easement	01/15/14	Ed-Lee Farms, Inc.	ITC Midwest LLC	12/08/15	2015-7499
Cerro Gordo	Electric Line Easement	01/09/14	Joel D. Meier and Malinda K. Meier, Husband and Wife	ITC Midwest LLC	12/08/15	2015-7500
Cerro Gordo	Electric Line Easement	04/09/14	Billy Jo Thayer, a Single Person	ITC Midwest LLC	12/08/15	2015-7501
Cerro Gordo	Electric Line Easement	04/03/14	Gary L. Peters, Trustees of the Gary L. Peters Family Trust and Karen K. Peters, Trustee of the Karen K. Peters Family Trust, both created January 1, 2007	ITC Midwest LLC	12/30/15	2015-7961
Cerro Gordo	Electric Line Easement	03/26/14	Seth R. McChesney, a Single Person	ITC Midwest LLC	12/30/15	2015-7962
Cerro Gordo	Electric Line Easement	08/20/14	Roy W. Markwardt and Patricia A. Mardkwardt, Husband and Wife; and Karen A. Markwardt -Blakewell, a Single Person	ITC Midwest LLC	01/06/16	2016-111
Cerro Gordo	Electric Line Easement	04/23/14

Gary L. Peters, a Married Person, for life; and David L. Peters, a Married Person, John G. Peters, a Single Person, Connie J. Huffman, a Married Person, a Anne Marie Denholm, a Married Person, a Remaindermen

				ITC Midwest LLC	01/15/16	2016-295
Cerro Gordo	Electric Line Easement	09/06/14	Beverly K. Behr, a Married Person, for life, and Jody Lynn Wiseman, a Single Person, remainderman	ITC Midwest LLC	02/04/16	2016-642
Cerro Gordo	Electric Line Easement	04/03/14	Darling M. Buchholtz, Mary Jane Rawson, and Gary L. Peters, Co-Trustees of the Reva Mollie Peters Family Trust, dated May 8, 1992	ITC Midwest LLC	02/17/16	2016-846
Cerro Gordo	Electric Line Easement	02/01/16	AADG, Inc.	ITC Midwest LLC	02/29/16	2016-1098
Cerro Gordo	Electric Line Easement	09/04/14	Ronald J. Behr, Trustee of the Ronald J. Behr Revocable Trust created August 11, 2005, and Beverly K. Behr, Trustee of the Beverly K. Behr Revocable Trust created August 11, 2005	ITC Midwest LLC	03/09/16	2016-1264

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	Electric Line Easement	10/10/14	Andrew B. Kumpf and Tracey L. Kumpf, Husband and Wife	ITC Midwest LLC	03/09/16	2016-1265
Cerro Gordo	Vegetation Management and Structure Clearance Easement	10/10/14	Andrew B. Kumpf and Tracey L. Kumpf, Husband and Wife	ITC Midwest LLC	03/09/16	2016-1266
Cerro Gordo	Vegetation Management and Structure Clearance Easement	09/05/14	Brian K. Vanderploeg and Heather A. Vanderploeg, Husband and Wife	ITC Midwest LLC	03/09/16	2016-1267
Cerro Gordo	Vegetation Management and Structure Clearance Easement	02/19/14	Harold F. Griffiths Revocable Trust U/A dated October 28, 2004	ITC Midwest LLC	03/08/16	2016-1244
Cerro Gordo	Vegetation Management and Structure Clearance Easement	10/03/14	R. & L. Realty Co.	ITC Midwest LLC	03/11/16	2016-1331
Cerro Gordo	Electric Line Easement	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	03/11/16	2016-1332
Cerro Gordo	Electric Line Easement	10/15/14	Freda Caspers Inc. a/k/a Freda Caspers Incorporated	ITC Midwest LLC	03/11/16	2016-1333
Cerro Gordo	Electric Line Easement	10/23/14	Edward J. Caspers and Rebecca L. Caspers, Husband and Wife; and Donald D. Caspers and Julie A. Caspers, Husband and Wife	ITC Midwest LLC	03/11/16	2016-1334
Cerro Gordo	Electric Line Easement	10/14/14	William R. Caspers and Debra K. Caspers, Husband and Wife	ITC Midwest LLC	03/11/16	2016-1335
Cerro Gordo	Electric Line Easement	10/23/14	Jon Caspers and Carol Caspers, Husband and Wife	ITC Midwest LLC	03/11/16	2016-1336
Cerro Gordo	Electric Line Easement	10/14/14	D and J Corporation a/k/a D & J Corporation	ITC Midwest LLC	03/11/16	2016-1337
Cerro Gordo	Electric Line Easement	10/14/14	D and J Corporation a/k/a D & J Corporation	ITC Midwest LLC	03/11/16	2016-1337
Cerro Gordo	Electric Line Easement	01/22/15	Adeline J. Morton, Trustee of the Adeline J. Morton Trust Under Agreement dated the 7th day of December, 1998	ITC Midwest LLC	03/11/16	2016-1338

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	Electric Line Easement	01/15/14	Edna E. Peters, Trustee of the Edna E. Peters Revocable Trust dated August 26, 2004; and Edna E. Peters, Trustee Under the Trust Created by the Last Will and Testament of Leo H. Peters, Deceased	ITC Midwest LLC	04/13/16	2016-1988
Cerro Gordo	Electric Line Easement	08/28/14	Christensen Farms and Feedlots, Inc.	ITC Midwest LLC	05/12/16	2016-2664
Cerro Gordo	Electric Line Easement	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	06/16/16	2016-3507
Cerro Gordo	Electric Line Easement	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	06/16/16	2016-3508
Cerro Gordo	Electric Line Easement	10/15/14	Freda Caspers Inc. a/k/a Freda Caspers Incorporated	ITC Midwest LLC	06/16/16	2016-3509
Cerro Gordo	Electric Line Easement	06/13/16	Sheriff Land and Cattle Co.	ITC Midwest LLC	06/17/16	2016-3541
Cerro Gordo	Electric Line Easement	06/13/16	Eva M. Sheriff and Jay Sheriff, Wife and Husband	ITC Midwest LLC	06/17/16	2016-3542
Cerro Gordo	Electric Line Easement	10/24/14	Karen Quinlan and James Quinlan, a/k/a John J. Quinlan, Wife and Husband	ITC Midwest LLC	06/21/16	2016-3647
Cerro Gordo	Electric Line Easement	10/31/16	Holcim (US) Inc.	ITC Midwest LLC	01/04/17	2017-60
Clayton	Electric Line Easement	12/02/15	Michael A. Hinzman and Lisa A. Hinzman, Husband and Wife	ITC Midwest LLC	12/16/15	2015R03673
Clayton	Access Easement	07/11/16	Roger J. Hefel and Rebecca P. Hefel, Husband and Wife	ITC Midwest LLC	07/26/16	2016R02447
Dallas	Partial Easement Assignment	12/14/16	Interstate Power and Light Company	ITC Midwest LLC	12/22/16	Book 2016, Page 25814

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Delaware	Electric Line Easement	04/28/15	Dorothy M. Lyness, as Trustee of the Dorothy M. Lyness Revocable Trust Agreement Dated March 19, 2015	ITC Midwest LLC	05/14/15	Book 2015, Page 1205
Delaware	Electric Line Easement	05/01/15	Betty J. Hildebrand, a single person	ITC Midwest LLC	05/14/15	Book 2015, Page 1206
Delaware	Electric Line Easement	05/01/15	Betty J. Hildebrand, a single person	ITC Midwest LLC	05/14/15	Book 2015, Page 1206
Delaware	Electric Line Easement	06/11/15	Dennis Lee Oberreuter, a single person	ITC Midwest LLC	07/07/15	Book 2015, Page 1778
Delaware	Electric Line Easement	08/29/15	Jeffrey L. Eilers and Janice L. Eilers, Husband and Wife	ITC Midwest LLC	09/25/15	Book 2015, Page 2614
Delaware	Electric Line Easement	11/22/16	River Valley Co-Operative	ITC Midwest LLC	01/25/17	Book 2017, Page 287
Des Moines	Electric Line Easement	04/21/15	Selma Mace	ITC Midwest LLC	06/22/15	Book 2015, Page 1837
Dickinson	Guy and Anchor Easement	05/08/15	Iowa Natural Heritage Foundation	ITC Midwest LLC	05/29/15	15-02527
Dickinson	Electric Line Easement	05/07/15	Cohrs Construction, Inc.	ITC Midwest LLC	06/19/15	15-03038
Dubuque	Electric Line Easement	02/25/15	Justin D. Pfeiler and Jolene A. Pfeiler, Husband and Wife	ITC Midwest LLC	03/19/15	201500003113
Dubuque	Electric Line Easement	02/25/15	Egli Farm Partnership, L.L.P.	ITC Midwest LLC	03/27/15	201500003505
Dubuque	Electric Line Easement	02/25/15	Egli Farm Partnership, L.L.P.	ITC Midwest LLC	03/27/15	201500003505
Dubuque	Easement Agreement Public Sidewalk	05/20/15	Michelle L. Oliver, a single person	ITC Midwest LLC	08/17/15	201500010581
Dubuque	Easement Agreement Public Sidewalk	04/23/15	Melvin R. Key and Jean M. Key, Husband and Wife	ITC Midwest LLC	08/17/15	201500010582
Dubuque	Easement Agreement Public Sidewalk	08/05/15	Jeffrey Alan Jackson, a single person	ITC Midwest LLC	09/25/15	201500012427
Dubuque	Electric Line Easement	12/09/15	John C. Lehmann and Joyce A. Lehmann, Husband and Wife	ITC Midwest LLC	01/12/16	201600000434
Dubuque	Electric Line Easement	05/26/16	Kunde Farms, LLC	ITC Midwest LLC	06/07/16	201600006892
Dubuque	Easement	11/18/15	Daniel J. Arensdorf and Lou Ann Arensdorf, Husband and Wife	ITC Midwest LLC	08/30/16	201600011332
Dubuque	Electric Line Easement	10/20/16	Albert J. Decker and Callista M. Decker, Husband and Wife	ITC Midwest LLC	10/31/16	201600014709
Dubuque	Electric Line Easement	09/13/16	Ronald M. Hoffmann and Karen A. Hoffmann, Husband and Wife	ITC Midwest LLC	01/27/17	201700001180
Fayette	Vegetation Management	12/19/16	Hub City Storage, Inc.	ITC Midwest LLC	01/25/17	2017 197

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
	Easement
Fayette	Vegetation Management Easement	12/15/16	James C. Avenson and Ronda R. Avenson, Husband and Wife	ITC Midwest LLC	01/25/17	2017 198
Fayette	Vegetation Management Easement	12/21/16	William G. Oakes and Debra S. Oakes, Husband and Wife; and Cody W. Oakes and Natalie Oakes, Husband and Wife	ITC Midwest LLC	01/25/17	2017 205
Fayette	Vegetation Management Easement	12/15/16	Dorothy A. Kiel, a Single Person	ITC Midwest LLC	01/25/17	2017 199
Fayette	Vegetation Management Easement	12/16/16	Kevin Michael Latham, a Single Person	ITC Midwest LLC	01/25/17	2017 200
Fayette	Vegetation Management Easement	12/16/16	Kevin D. Smith and Sandra R. Smith, Husband and Wife	ITC Midwest LLC	01/25/17	2017 201
Fayette	Vegetation Management Easement	12/19/16	Royce Penhollow and Nancy Penhollow, Husband and Wife	ITC Midwest LLC	01/25/17	2017 202
Fayette	Vegetation Management Easement	12/23/16	Mark D. Birdnow and June M. Birdnow, Husband and Wife	ITC Midwest LLC	01/25/17	2017 203
Fayette	Vegetation Management Easement	12/16/16	Edward R. Miller and Georgia J. Miller, Husband and Wife	ITC Midwest LLC	01/25/17	2017 204
Fayette	Vegetation Management Easement	12/15/16	Gary Woodward and Linda Woodward, Husband and Wife	ITC Midwest LLC	01/25/17	2017 206
Fayette	Vegetation Management Easement	12/22/16	Rose Hamilton Fink n/k/a Rose Mary Frye and Scott K. Frye, Wife and Husband; and Joseph Fink, Jr. and Dory Fink, Wife and Husband	ITC Midwest LLC	01/25/17	2017 207
Franklin	Electric Line Easement	04/18/15	Corey A. Eberling and Amy S. Eberling, husband and wife	ITC Midwest LLC	05/05/15	20150751
Franklin	Electric Line Easement	03/26/14	David B. Lahner and Nancy S. Lahner, husband and wife	ITC Midwest LLC	06/19/15	20151071
Franklin	Electric Line Easement	07/02/15	Glenn H. Schnabel, a single person	ITC Midwest LLC	07/14/15	20151197
Franklin	Electric Line Easement	07/14/15	Bonnie Hemmes, a Single Person	ITC Midwest LLC	08/18/15	20151402
Franklin	Electric Line Easement	02/16/14	Elaine D. Freie, a Single Person	ITC Midwest LLC	11/03/15	20151864
Franklin	Electric Line Easement	11/27/13	Edward John Dannen and Linda L. Dannen, Husband and Wife	ITC Midwest LLC	11/03/15	20151865

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	Electric Line Easement	12/17/13	Helen R. Jorgensen, Trustee of the Helen R. Jorgensen Revocable Trust Under Agreement dated 24th day of July, 2009 and James V. Jorgensen, Jr., Trustee of the James V. Jorgensen Revocable Trust Under Agreement dated the 24th day of July, 2009	ITC Midwest LLC	11/03/15	20151868
Franklin	Electric Line Easement	09/11/14	Norma Jean Mollenbeck-Miller, Cynthia S. Lind, Tami Jo Ballhagen and Todd A. Mollenbeck, Trustees of the Norma Jean Mollenbeck Revocable Trust dated August 20, 2002; Cynthia Lind, a Single Person; Tami Ballhagen, a Married Person; and the Todd Mollenbeck Revocable Trust dated the 24th day of March, 2011	ITC Midwest LLC	11/04/15	20151869
Franklin	Electric Line Easement	02/04/14	Roland L. West and Doris J. West, Husband and Wife	ITC Midwest LLC	11/04/15	20151870
Franklin	Electric Line Easement	01/10/14	Norlin W. Freie, a Single Person	ITC Midwest LLC	11/04/15	20151871
Franklin	Electric Line Easement	11/12/13	Darwin L. Freie, a Single Person	ITC Midwest LLC	11/04/15	20151872
Franklin	Electric Line Easement	04/30/14	Dale R. Haver and Sharon L. Haver, Husband and Wife	ITC Midwest LLC	11/04/15	20151873
Franklin	Electric Line Easement	08/30/14	Donald W. Heineking, a Single Person	ITC Midwest LLC	11/04/15	20151874
Franklin	Electric Line Easement	05/12/14	Jay D. Crawford and Jane H. Crawford, Husband and Wife; Marcia K. Etnier and Roger L. Etnier, Wife and Husband; and Cynthia A. Crawford, Trustee of the Crawford Family Living Trust dated February 25, 2013, and any amendemnts thereto, subjec to Life Estate in Lezona M. Jensen	ITC Midwest LLC	11/04/15	20151875
Franklin	Electric Line Easement	06/25/14	Floyd P. Edgington Jr., Trustee of the Edgington Family Inter Vivos Trust	ITC Midwest LLC	11/04/15	20151876
Franklin	Electric Line Easement	01/15/14	Darrel D. Freie and Rose M. Freie, Husband and Wife	ITC Midwest LLC	11/04/15	20151877

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	Electric Line Easement	03/05/14	Lowell Dean Wirtjes and Gwana L. Wirtjes, Husband and Wife	ITC Midwest LLC	11/04/15	20151878
Franklin	Electric Line Easement	08/30/14	Robin Lane Farms, Inc.	ITC Midwest LLC	11/04/15	20151879
Franklin	Electric Line Easement	04/03/14	Gerald L. Ytzen and Dorothy A. Ytzen, Husband and Wife	ITC Midwest LLC	11/04/15	20151880
Franklin	Electric Line Easement	04/03/14	Gerald L. Ytzen and Dorothy A. Ytzen, Husband and Wife	ITC Midwest LLC	11/04/15	20151880
Franklin	Electric Line Easement	08/07/14	Roy E. Plagge and Cynthia A. Plagge, Husband and Wife	ITC Midwest LLC	11/18/15	20151990
Franklin	Electric Line Easement	08/20/14	Maxine J. Johansen, a Single Person; and Maxine J. Johansen for life with remainder interest to Jane Eilderts and Alvin D. Eilderts, Wife and Husband	ITC Midwest LLC	11/18/15	20151991
Franklin	Electric Line Easement	09/03/14	SunRay Pork, Ltd., an Iowa Corporation	ITC Midwest LLC	11/18/15	20151992
Franklin	Electric Line Easement	07/16/15	Norma M. Casperson, Trustee of the Norma M. and Everett R. Casperson Revocable Family Trust Agreement dated May 19, 1999	ITC Midwest LLC	11/18/15	20151995
Franklin	Electric Line Easement	04/04/14	Evonne J. Plagge, a Single Person	ITC Midwest LLC	11/18/15	20151993
Franklin	Electric Line Easement	03/10/14	Franklin County, Iowa	ITC Midwest LLC	12/08/15	20152120
Franklin	Electric Line Easement	03/11/14	Doris R. Foster, Trustee of the Doris R. Foster Revocable Trust, dated 3/28/2000, as amended	ITC Midwest LLC	12/08/15	20152121
Franklin	Electric Line Easement	05/13/14	George E. Butler and Teresa E. Butler, Husband and Wife	ITC Midwest LLC	12/08/15	20152122
Franklin	Electric Line Easement	04/02/14	Donald J. Benes, Trustee of the Donald J. Benes Revocable Trust dated October 5, 2011; and Joyce F. Benes, Trustee of the Joyce F. Benes Revocable Trust dated October 5, 2011	ITC Midwest LLC	12/08/15	20152124
Franklin	Electric Line Easement	04/02/14	Donald J. Benes, Trustee of the Donald J. Benes Revocable Trust dated October 5, 2011; and Joyce F. Benes, Trustee of the Joyce F. Benes Revocable Trust dated October 5, 2011	ITC Midwest LLC	12/08/15	20152123

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	Electric Line Easement	03/05/14	William S. Schreck and Deborah K. Schreck, Husband and Wife	ITC Midwest LLC	12/08/15	20152125
Franklin	Electric Line Easement	04/09/14	Kevin Jurgens and Nan Cee Jurgens, Husband and Wife; Dean Jurgens and Karen K. Jurgens, Husband and Wife; and Scott Engebretson and Christy S. Engebretson, Husband and Wife	ITC Midwest LLC	12/08/15	20152126
Franklin	Electric Line Easement	01/08/14	Frederick V. Buel, Jr. and Beverly G. Buel, Trustees of the Frederick of the Frederick V. Buel, Jr. and Beverly G. Buel Revocable Living Trust	ITC Midwest LLC	12/11/15	20152140
Franklin	Electric Line Easement	12/03/15	Verna M. Mahncke, a Single Person	ITC Midwest LLC	12/15/15	20152156
Franklin	Electric Line Easement	04/18/14	Mark A. DeVries and Carma J. DeVries, Husband and Wife; Philip DeVries and Angie M. DeVries, Husband and Wife	ITC Midwest LLC	12/30/15	20152244
Franklin	Electric Line Easement	03/10/14	Mallory-Meyer Corporation	ITC Midwest LLC	12/30/15	20152245
Franklin	Electric Line Easement	04/15/14	Evonne J. Plagge, a Single Person; Jolene Janae McWilliams f/k/a Jolene J. Rodemeyer and Richard Douglas McWilliams, Wife and Husband; and Jaylen W. Plagge and Brenda S. Plagge, Husband and Wife, with Life Estate to Evonne J. Plagge	ITC Midwest LLC	12/30/15	20152246

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	Electric Line Easement	03/06/14	Ingrid H. Heilskov, a Single Person; Judy A Juncker and Zane H. Juncker, Wife and Husband; James C. Heilskov and Bertha J. Heilskov, Husband and Wife; Terry B. Heilskov and Marsha A. Heilskov, Husband and Wife; and Katherine M. Kakacek and David A. Kakacek, Wife and Husband, subject to life estate of Ingrid H. Heilskov	ITC Midwest LLC	12/30/15	20152247
Franklin	Electric Line Easement	09/12/14	Dale A. Kruckenberg and Ladonna S. Kruckenberg, husband and wife	ITC Midwest LLC	01/06/16	20160022
Franklin	Electric Line Easement	03/27/14	Alvin Lynn Stayner and Emma Lou Stayner, Co-Trustees of the Alvin Lynn Stayner Trust Agreement dated March 20, 201 and the Emma Lou Stayner Trust Agreement dated March 20, 2001 (Contract Sellers); and Alan L. Brown (Contract Buyer) and Debra Brown, his Spouse	ITC Midwest LLC	04/13/16	20160640
Franklin	Electric Line Easement	05/24/16	Keith Koenen, a single person	ITC Midwest LLC	06/06/16	20160961
Franklin	Condemnation		Gene H. Bobst and Helga S. Bobst	ITC Midwest LLC	06/06/16	20160962
Franklin	Electric Line Easement	04/30/14	Judy K. Spainhower, a/k/a Judith K. Lemke, a/k/a Judith K. Gergen and Lawrence J. Gergen, Wife and Husband	ITC Midwest LLC	06/15/16	20161031
Franklin	Electric Line Easement	08/12/14	Nate Hansen and Ginger Hansen, Husband and Wife	ITC Midwest LLC	06/15/16	20161030
Franklin	Electric Line Easement	06/15/16	Todd M. Hall and Lorretta A. Hall a/k/a Lorreta A. Hall, Husband and Wife	ITC Midwest LLC	06/16/16	20161044
Greene	Overhang Easement	12/14/15	Jack F. Williams and Patricia L. Williams, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0045
Greene	Overhang Easement	12/21/15	Kenneth Hastings and Patsy Hastings, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0049
Greene	Overhang Easement	12/22/15	Dennis W. Easterlie, a single person	ITC Midwest LLC	01/11/16	2016-0046

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Greene	Overhang Easement	12/26/15	Duane J. Meiners, a single person	ITC Midwest LLC	01/11/16	2016-0051
Greene	Overhang Easement	12/30/15	Thomas L Thornton and Jane A. Thornton, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0047
Greene	Guy and Anchor Easement	12/30/15	Thomas L Thornton and Jane A. Thornton, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0050
Greene	Overhang Easement	12/30/15	Marc Alan Hoffman and Jacqueline Ann Hoffman, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0052
Greene	Guy and Anchor Easement	12/30/15	Marc Alan Hoffman and Jacqueline Ann Hoffman, Husband and Wife	ITC Midwest LLC	01/11/16	2016-0048
Greene	Overhang Easement	12/15/15	Jerry Kelley, a Single Person	ITC Midwest LLC	01/25/16	2016-0130
Greene	Guy and Anchor Easement	12/29/15	Donna J. Bills, a single person	ITC Midwest LLC	01/25/16	2016-0131
Greene	Overhang Easement	12/29/15	Donna J. Bills, a single person	ITC Midwest LLC	01/25/16	2016-0132
Greene	Overhang Easement	12/14/15	Mardel Stream and Meredith Stream, Wife and Husband	ITC Midwest LLC	01/26/16	2016-0139
Greene	Guy and Anchor Easement	12/10/15	Douglas J. Fouch and Jody R. Fouch, Husband and Wife	ITC Midwest LLC	02/19/16	2016-0289
Greene	Guy and Anchor Easement	12/10/15	Douglas J. Fouch and Jody R. Fouch, Husband and Wife	ITC Midwest LLC	02/19/16	2016-0289
Greene	Overhang Easement	12/10/15	Douglas J. Fouch and Jody R. Fouch, Husband and Wife	ITC Midwest LLC	02/19/16	2016-0290
Greene	Overhang Easement	12/10/15	Douglas J. Fouch and Jody R. Fouch, Husband and Wife	ITC Midwest LLC	02/19/16	2016-0290
Greene	Overhang Easement	12/11/15	Randy Cooklin and Debra Ann Cooklin, Husband and Wife	ITC Midwest LLC	02/19/16	2016-0288
Greene	Overhang Easement	12/21/15	Greene County Conservation Commission	ITC Midwest LLC	02/22/16	2016-0297
Greene	Overhang Easement	01/05/16	Cheryl J. Meyer and Gene Meyer, Wife and Husband	ITC Midwest LLC	02/22/16	2016-0298
Greene	Overhang Easement	01/08/16	Rowles Farms, Inc.	ITC Midwest LLC	02/22/16	2016-0305
Greene	Guy and Anchor Easement	01/08/16	Rowles Farms, Inc.	ITC Midwest LLC	02/22/16	2016-0306

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Greene	Overhang Easement	02/09/16	Duane Delp and Donna Delp, Husband and Wife; and Life Estate to Irene Delp; remainder in trust for Duane Delp with Douglas Delp and Duane Delp as Co-Trustees	ITC Midwest LLC	03/02/16	2016-0405
Greene	Overhang Easement	01/26/16	Douglas L. Delp and Lisa K. Delp, Husband and Wife	ITC Midwest LLC	03/02/16	2016-0406
Greene	Overhang Easement	01/26/16	Douglas Delp and Lisa K. Delp, Husband and Wife	ITC Midwest LLC	03/02/16	2016-0407
Greene	Overhang Easement	02/18/16	West Central Cooperative	ITC Midwest LLC	03/03/16	2016-0429
Greene	Overhang Easement	02/18/16	West Central Cooperative	ITC Midwest LLC	03/03/16	2016-0428
Greene	Overhang Easement	02/25/16

Madalyn D. Hebenstreit n/k/a Madalyn Brobst-Thompson, a Single Person, Life Estate; Scott Hebenstreit and Sheila Dotts-Hebenstreit, Husband and Wife; Julia Hebenstreit and Joe Hall, Wife and Husband; and JoAnn Hebenstreit, a Single Person

				ITC Midwest LLC	03/16/16	2016-0478
Greene	Overhang Easement	02/25/16

Madalyn D. Hebenstreit n/k/a Madalyn Brobst-Thompson, a Single Person, Life Estate; Scott Hebenstreit and Sheila Dotts-Hebenstreit, Husband and Wife; Julia Hebenstreit and Joe Hall, Wife and Husband; and JoAnn Hebenstreit, a Single Person

				ITC Midwest LLC	03/16/16	2016-0479

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Greene	Overhang Easement	02/04/16

Alice Kester Henderson, a Single Person, Life Estate; Dennis K. Henderson and Karla J. Henderson, Husband and Wife; Jane Ward and Dale Ward, Wife and Husband; Alice k. Johanson, Trustee of the Johanson Realty Trust,m under a Declaration of Trust dated March 31, 2015, recorded with Middlesex South District Registry of Deeds in Book 65194, Page 595; and Ann Herrick and Paul Herrick, Wife and Husband

				ITC Midwest LLC	04/01/16	2016-0568
Greene	Guy and Anchor Easement	02/04/16

Alice Kester Henderson, a Single Person, Life Estate; Dennis K. Henderson and Karla J. Henderson, Husband and Wife; Jane Ward and Dale Ward, Wife and Husband; Alice k. Johanson, Trustee of the Johanson Realty Trust,m under a Declaration of Trust dated March 31, 2015, recorded with Middlesex South District Registry of Deeds in Book 65194, Page 595; and Ann Herrick and Paul Herrick, Wife and Husband

				ITC Midwest LLC	04/01/16	2016-0569
Greene	Overhang Easement	06/28/16	White Consolidated Industries, Inc., n/k/a Electrolux Home Products, Inc.	ITC Midwest LLC	07/05/16	2016-1041
Greene	Guy and Anchor Easement	06/28/16	White Consolidated Industries, Inc., n/k/a Electrolux Home Products, Inc.	ITC Midwest LLC	07/05/16	2016-1042
Greene	Overhang Easement	11/21/16	Thomas L. Thornton and Jane A. Thornton, Husband and Wife	ITC Midwest LLC	01/04/17	2017-0029
Guthrie	Overhang Easement	11/25/2015	Jack A. Kading and Susan M. Kading, husband and wife	ITC Midwest LLC	12/11/2015	Book 2015, Page 2816
Guthrie	Electric Line Easement	05/15/15	Kalbach Family Trust	ITC Midwest LLC	5/26/2015	Book 2015, Page1069

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Guthrie	Amendment To Guy and Anchor Easement	09/09/15	Titus D. and Kelly C. Hammond, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/30/2015	Book 2015, Page 2696
Guthrie	Electric Line Easement	12/06/16	Pamela J. Walker, a Single Person	ITC Midwest LLC	01/05/17	2017-0037
Hamilton	Electric Line Easement	06/07/16	Daniel K. Carswell and Brooke L. W. Carswell, a Married Couple	ITC Midwest LLC	08/29/16	2016 1838
Hamilton	Electric Line Easement	08/12/16	City of Stanhope, Iowa	ITC Midwest LLC	08/29/16	2016 1847
Iowa	Electric Line Easement	05/05/16	Leo M. Schmidt and Eva N. Schmidt, Husband and Wife	ITC Midwest LLC	05/25/16	1358
Iowa	Electric Line Easement	05/19/16	Richard H. Elwood and Susan J. Elwood, Husband and Wife	ITC Midwest LLC	06/06/16	1490
Iowa	Electric Line Easement	05/19/16	Robert L. Lillis and Patricia L. Lillis, Husband and Wife	ITC Midwest LLC	06/06/16	1491
Iowa	Electric Line Easement	06/01/16	Edgar Ficken and Sandra L. Ficken, Husband and Wife	ITC Midwest LLC	06/06/16	1492
Iowa	Electric Line Easement	06/01/16	Edgar Ficken and Sandra L. Ficken, Husband and Wife	ITC Midwest LLC	06/06/16	1492
Iowa	Electric Line Easement	06/14/16	Jim Driscoll a/k/a James Michael Driscoll, a Single Person	ITC Midwest LLC	06/28/16	1827
Iowa	Electric Line Easement	07/05/16	S & W, L.L.C.	ITC Midwest LLC	07/13/16	Book 2016, Page 8046
Iowa	Electric Line Easement	07/08/16	Russell D. Jones and Joan E. Jones, Husband and Wife	ITC Midwest LLC	07/13/16	Book 2016, Page 8050
Iowa	Electric Line Easement	06/03/16	Donald D. Albaugh and Connie L. Albaugh, Husband and Wife	ITC Midwest LLC	07/26/16	Book 2016, Page 8661
Iowa	Electric Line Easement	06/03/16	Donald D. Albaugh and Connie L. Albaugh, Husband and Wife	ITC Midwest LLC	07/26/16	Book 2016, Page 8661

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Iowa	Electric Line Easement	05/26/16

Frank William Gretter and Audrey Gretter, as Co-Trustees of the Frank William Gretter Revocable Trust dated May 28, 2015, as amended from time to time; Audrey Gretter and Frank William Gretter, as Co-Trustees of the Audrey Gretter Revocable Trust dated May 28, 2015, as it may be amended from time to time, and Michael W. Gretter, a Single Person

				ITC Midwest LLC	07/26/16	Book 2016, Page 8656
Iowa	Electric Line Easement	07/28/16

Donald Jones and Sharon Jones, Husband and Wife; Roger Jones and Dianne Jones, Husband and Wife; Richard Jones and Deb Jones, Husband and Wife; Lawrence Jones and Kris Jones, Husband and Wife; Kenneth Jones, a Single Person; Barbara Carte and Kevin Carte, Wife and Husband; and Russell D. Jones and Joan Jones

				ITC Midwest LLC	08/05/16	Book 2016, Page 9242
Iowa	Guy and Anchor Easement	07/18/16	John H. Spake and Corinne Spake, Husband and Wife	ITC Midwest LLC	08/31/16	Book 2016, Page 10669
Iowa	Overhang Easement	07/20/16	Lawrence J. Daniels, DVM and Ligia C. Daniels, Husband and Wife	ITC Midwest LLC	08/31/16	Book 2016, Page 10672
Iowa	Overhang Easement	07/19/16	City of Marengo, Iowa	ITC Midwest LLC	08/31/16	Book 2016, Page 10675
Iowa	Electric Line Easement	09/20/16	Jacqueline Yearian, a Single Person (Contract Seller); and Mark Yearian and Linda E. Yearian, Husband and Wife (Contract Buyers)	ITC Midwest LLC	10/13/16	Book 2016, Page 12657
Iowa	Electric Line Easement	09/30/16	Patrick Otte and Eva Otte, Husband and Wife	ITC Midwest LLC	10/13/16	Book 2016, Page 12662
Iowa	Electric Line Easement	10/10/16	John D. Oliver, a Single Person	ITC Midwest LLC	10/20/16	Book 2016, Page 13114
Iowa	Electric Line Easement	10/19/16	Neal Huedepohl as Executor of the Estate of Harvey Huedepohl	ITC Midwest LLC	11/09/16	Book 2016, Page 13989
Iowa	Overhang Easement	12/27/16	Thomas K. Stewart, a Single Person	ITC Midwest LLC	01/05/17	Book 2017, Page 88

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Iowa	Electric Line Easement	12/28/16	Linda L. Schroeder and Curt Schroeder, Wife and Husband	ITC Midwest LLC	01/05/17	Book 2017, Page 119
Iowa	Electric Line Easement	10/24/16	JoAnn Nester and Charles Nester, Wife and Husband; and Russell J. Collingwood and Anne Collingwood, Husband and Wife	ITC Midwest LLC	01/05/17	Book 2017, Page 124
Iowa	Electric Line Easement	07/12/16	Dennis L. Oliver and Janet A. Oliver, Husband and Wife	ITC Midwest LLC	01/05/17	Book 2017, Page 129
Iowa	Electric Line Easement	07/12/16	Dennis L. Oliver and Janet A. Oliver, Husband and Wife	ITC Midwest LLC	01/05/17	Book 2017, Page 133
Iowa	Electric Line Easement	11/22/16	George F. Flanagan, a Single Person	ITC Midwest LLC	01/05/17	Book 2017, Page 137
Iowa	Electric Line Easement	07/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	01/05/17	Book 2017, Page 146
Iowa	Electric Line Easement	07/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	01/05/17	Book 2017, Page 146
Iowa	Electric Line Easement	07/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	01/05/17	Book 2017, Page 146
Iowa	Electric Line Easement	09/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	01/05/17	Book 2017, Page 151
Iowa	Electric Line Easement	12/13/16	Jerald G. McCaw and Janet A. McCaw, Husband and Wife	ITC Midwest LLC	01/13/17	Book 2017, Page 590
Iowa	Electric Line Easement	12/28/16	Loretta Schlesselman, a Single Person	ITC Midwest LLC	01/13/17	Book 2017, Page 594
Iowa	Electric Line Easement	12/28/16	Loretta Schlesselman, a Single Person	ITC Midwest LLC	01/13/17	Book 2017, Page 594

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jasper	Electric Line Easement	03/07/16	Charles D. Gullett and Jewel A. Gullett, as Trustees of the Charles D. and Jewel A. Gullett Trust	ITC Midwest LLC	03/24/16	201600001475
Jasper	Guy and Anchor Easement	03/16/16	Corinna M. Stokka, a Single Person	ITC Midwest LLC	04/12/16	201600002005
Jasper	Electric Line Easement	03/16/16	Corinna M. Stokka, a Single Person	ITC Midwest LLC	04/12/16	201600002006
Jasper	Electric Line Easement	06/01/16	Larry D. Birkenholtz and Jone M. Birkenholtz, Trustees of the Larry D. Birkenholtz Trust and the Jone M. Birkenholtz Trust dated the 20 day of September, 2001, and any amendments thereto as tenants in common	ITC Midwest LLC	06/06/16	201600003288
Jasper	Electric Line Easement	06/01/16	Don W. Langmaid, Jr. and Marilyn Lee Langmaid Revocable Trust (Contract Seller); and Ross Langmaid, a Single Person (Contract Buyer)	ITC Midwest LLC	06/06/16	201600003289
Jasper	Electric Line Easement	06/16/16	Willa L. Tomlin and Stephen A. Tomlin, Wife and Husband; and Michael D. Kreager and Priscilla Kreager, Husband and Wife	ITC Midwest LLC	07/05/16	201600004008
Jasper	Vegetation Management Easement	08/04/16	Iowa Land Development L.L.P.	ITC Midwest LLC	09/14/16	201600005625
Jasper	Vegetation Management Easement	08/15/16	The City of Newton, Jasper County, Iowa	ITC Midwest LLC	10/20/16	201600006507
Jasper	Guy and Anchor Easement	10/13/16	Norman Elliott and Deborah Elliott, Husband and Wife	ITC Midwest LLC	11/09/16	201600007039
Jasper	Vegetation Management Easement	10/13/16	Michael D. Black and Regina R. Black, Husband and Wife	ITC Midwest LLC	11/09/16	201600007040
Jasper	Vegetation Management Easement	11/07/16	Douglas Earl Smith as Trustee of the Leland Earl Smith Trust fbo Emily Smith	ITC Midwest LLC	01/03/17	201700000020
Jasper	Vegetation Management Easement	11/07/16	Douglas Earl Smith as Trustee of the Leland Earl Smith Trust fbo Emily Smith	ITC Midwest LLC	01/03/17	201700000020
Jasper	Vegetation Management Easement	11/09/16	Teann Frantz, a Single Person	ITC Midwest LLC	01/03/17	201700000021
Jasper	Guy and Anchor Easement	11/08/16	D. F. Seaba, Inc.	ITC Midwest LLC	01/03/17	201700000022

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jasper	Vegetation Management Easement	11/02/16	Moffitt Corporation Inc.	ITC Midwest LLC	01/03/17	201700000039
Jasper	Vegetation Management Easement	12/28/16	JAS Properties, LLC	ITC Midwest LLC	01/03/17	201700000040
Jasper	Vegetation Management Easement	12/28/16	Tom Metz and Coby Metz, Husband and Wife	ITC Midwest LLC	01/03/17	201700000041
Jasper	Vegetation Management Easement	12/28/16	Thomas A. Metz a/k/a Tom Metz a/k/a Thomas Metz and Coby L. Metz a/k/a Coby Metz, Husband and Wife	ITC Midwest LLC	01/03/17	201700000042
Jasper	Vegetation Management Easement	10/13/16	David A. Larson and Diane M. Larson, Husband and Wife; and Scott L. Curry and Colleen Curry, Husband and Wife	ITC Midwest LLC	01/03/17	201700000043
Jasper	Vegetation Management Easement	11/29/16	Cecil Moffitt Farms, LLC	ITC Midwest LLC	01/06/17	201700000120
Jasper	Vegetation Management Easement	12/02/16	Cecil Moffitt Farms, LLC	ITC Midwest LLC	01/06/17	201700000121
Jasper	Guy and Anchor Easement	10/07/16	Richard W. Gannon and Barbara A. Gannon, Husband and Wife	ITC Midwest LLC	01/06/17	201700000122
Jasper	Guy and Anchor Easement	10/07/16	Richard Wilbur Gannon and Barbara A. Gannon, Husband and Wife	ITC Midwest LLC	01/06/17	201700000123
Jasper	Guy and Anchor Easement	10/07/16	Richard Wilbur Gannon and Barbara A. Gannon, Husband and Wife	ITC Midwest LLC	01/06/17	201700000123
Jasper	Vegetation Management Easement	10/07/16	William L. Brown, a Single Person	ITC Midwest LLC	01/06/17	201700000124
Jefferson	Electric Line Easement	07/21/16	Michael L. Ledger and Patricia Ann Ledger, Husband and Wife	ITC Midwest LLC	08/08/16	E16-0429
Jefferson	Electric Line Easement	04/27/16	Granneman Investments, Inc.	ITC Midwest LLC	05/17/16	E16-0242
Jefferson	Guy and Anchor Easement	04/01/16	LOG Enterprises, L.L.C.	ITC Midwest LLC	05/17/16	E16-0243
Jefferson	Electric Line Easement	08/02/16	Fairfield Mexican, Inc.	ITC Midwest LLC	08/24/16	E16-0448
Jefferson	Guy and Anchor Easement	08/29/16	Gregory W. Dorrell and Claudette L. Dorrell, Husband and Wife	ITC Midwest LLC	09/09/16	E16-0480
Jones	Guy and Anchor Easement	01/13/15	Smith Family Campground, LLC	ITC Midwest LLC	03/26/15	2015-0780
Jones	Guy and Anchor Easement	01/13/15	Smith Family Campground, LLC	ITC Midwest LLC	03/26/15	2015-0780
Jones	Electric Line Easement	01/13/15	Smith Family Campground, LLC	ITC Midwest LLC	03/26/15	2015-0781

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jones	Electric Line Easement	01/13/15	Smith Family Campground, LLC	ITC Midwest LLC	03/26/15	2015-0781
Jones	Electric Line Easement	01/21/15	Ronald L. Picray and Jane A. Picray, Husband and Wife	ITC Midwest LLC	03/26/15	2015-0783
Jones	Guy and Anchor Easement	01/13/15	Lloyd J. Takes a/k/a L. J. Takes, a Life Estate; Theresa M. Tallman and Aaron W. Tallman, Wife and Husband; and Anthony J. Takes and Lindsay L. Takes, Husband and Wife	ITC Midwest LLC	03/26/15	2015-0782
Jones	Guy and Anchor Easement	01/19/15	Gary L. Lawrence and Amy L. Champman, Husband and Wife	ITC Midwest LLC	03/26/15	2015-0785
Jones	Guy and Anchor Easement	02/13/15	Kevin Miller and Julie Miller, Husband and Wife	ITC Midwest LLC	03/26/15	2015-0779
Jones	Guy and Anchor Easement	01/14/15	Dorothy C. Baumann, a single person	ITC Midwest LLC	03/26/15	2015-0784
Jones	Electric Line Easement	03/30/15	Tad D. Larson	ITC Midwest LLC	04/15/15	2015-0983
Jones	Guy and Anchor Easement	03/31/15	Dean J. Schrader and Christine M. Schrader, Husband and Wife	ITC Midwest LLC	04/27/15	2015-1153
Jones	Guy and Anchor Easement	05/12/15	Thomas L. Lee and Patricia M. Lee, Husband and Wife	ITC Midwest LLC	06/19/15	2015-1804
Jones	Electric Line Easement	05/12/15	Walnut Acres Mobile Home Park, LLC	ITC Midwest LLC	06/19/15	2015-1806
Jones	Electric Line Easement	05/12/15	Walnut Acres Mobile Home Park, LLC	ITC Midwest LLC	06/19/15	2015-1806
Jones	Guy and Anchor Easement	05/12/15	Walnut Acres Mobile Home Park, LLC	ITC Midwest LLC	06/19/15	2015-1805
Jones	Guy and Anchor Easement	05/12/15	Walnut Acres Mobile Home Park, LLC	ITC Midwest LLC	06/19/15	2015-1805
Jones	Electric Line Easement	05/01/15	Arthur Boots, Jr. and Elizabeth Boots Irrevocable Trust	ITC Midwest LLC	08/14/15	2015-2340
Jones	Electric Line Easement	08/17/15	State of Iowa	ITC Midwest LLC	08/28/15	2015-2484
Jones	Electric Line Easement	09/14/15	Robert A. Kellogg; 1/2 Interest and Kathy A. Lightner, 1/2 Interest	ITC Midwest LLC	10/23/15	2015-3048
Jones	Electric Line Easement	10/07/15	Constance Mckean	ITC Midwest LLC	10/23/15	2015-3045
Jones	Electric Line Easement	10/14/15	Rhonda V. Shada	ITC Midwest LLC	10/23/15	2015-3046

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jones	Electric Line Easement	10/07/15

Colin A. Stiffler and Carol R. Stiffler, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common, an undivided 50% interest; and Russell R. Stiffler and Jane A. Stiffler, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common, and undivided 50% interest

				ITC Midwest LLC	10/23/15	2015-3047
Jones	Electric Line Easement	10/14/15	Roger L. Soper a/k/a Roger Lee Soper and Sharron D. Soper, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	10/23/15	2015-3046
Jones	Electric Line Easement	10/12/15	Lynn Schnoor, a single person; and Steve Rutenbeck and Nancy Rutenbeck, Husband and Wife	ITC Midwest LLC	11/30/15	2015-3391
Jones	Electric Line Easement	10/12/15	Lynn Schnoor, a single person; and Steve Rutenbeck and Nancy Rutenbeck, Husband and Wife	ITC Midwest LLC	11/30/15	2015-3391
Jones	Overhang Easement	11/05/15

Cletus R.  McNamara and Olga B. McNamara, husband and wife, as joint tenants with full rights of survivorship, and not as tenants in common, Sellers; and Michael J. Riniker and Anna Mary Riniker, husband and wife, Buyers

				ITC Midwest LLC	12/11/15	2015-3502
Jones	Electric Line Easement	12/21/15	J Parham Rentals, L.L.C	ITC Midwest LLC	01/20/16	2016-0176
Jones	Overhang Easement	12/21/15	National Motorcycle Museum	ITC Midwest LLC	01/20/16	2016-0177
Jones	Guy and Anchor Easement	12/21/15	National Motorcycle Museum	ITC Midwest LLC	01/20/16	2016-0178
Jones	Electric Line Easement	01/08/16	Clifton James Soper and Judy Mae Soper, husband and wife, as tenants in common	ITC Midwest LLC	01/20/16	2016-0174
Jones	Electric Line Easement	01/11/16	Robert R. Soper	ITC Midwest LLC	01/20/16	2016-0180
Jones	Overhang Easement	01/11/16	Robert R. Soper	ITC Midwest LLC	01/20/16	2016-0179

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jones	Guy and Anchor Easement	12/22/15	Mark W. Ballou and Jennifer L. Ballou, husband and wife as Joint Tenants with full rights of survivorship and not as tenants in common	ITC Midwest LLC	02/08/16	2016-0353
Jones	Electric Line Easement	2/8/16	Karla D. Jensen subject to Life Estate in Eva D. Kray and Eva D. Kray	ITC Midwest LLC	02/24/16	2016-0519
Jones	Electric Line Easement	10/2/16	Alan A. Zumbach ½ interest, and Zumbach Enterprises, an Iowa corporation ½ interest	ITC Midwest LLC	04/07/16	2016-0907
Jones	Electric Line Easement	04/14/16	Richard C. Merritt and Patricia A. Merritt, husband and wife, as joint tenants with full rights of survivorship, and not as tenants in common	ITC Midwest LLC	05/19/16	2016-1347
Jones	Electric Line Easement	04/24/16	Cameron Lee Eichhorn and Addie Ann Eichhorn, husband and wife	ITC Midwest LLC	05/19/16	2016-1348
Jones	Electric Line Easement	08/08/16	Barner, Inc., an Iowa corporation, Contract Seller, and Aaron A. Kunde, Contract Buyer	ITC Midwest LLC	08/23/16	2016-2288
Jones	Electric Line Easement	08/08/16	Stephanie L. Schumacher and Quentin T. Schumacher, wife and husband, as Joint Tenants with full rights of survivorship and not as tenants in common	ITC Midwest LLC	08/23/16	2016-2289
Jones	Electric Line Easement	08/11/16	Weber Stone Company	ITC Midwest LLC	09/01/16	2016-2402
Jones	Electric Line Easement	08/11/16	Frank L. Deutmeyer & Joyce M. Deutmeyer, husband and wife	ITC Midwest LLC	09/01/16	2016-2403
Jones	Electric Line Easement	08/11/16	D & S Construction Inc.	ITC Midwest LLC	09/01/16	2016-2404
Jones	Electric Line Easement	04/14/16	Robert V. Mitchell	ITC Midwest LLC	10/28/16	2016-2999
Jones	Overhang Easement	09/02/16	Blue-Cut Farms, Inc.	ITC Midwest LLC	10/13/16	2016-2811
Jones	Overhang Easement	08/26/16	Blue-Cut Farms, Inc. (Contract Seller) and Michael C. Buck and Connie J. Buck (Contract Buyers)	ITC Midwest LLC	10/13/16	2016-2812
Jones	Electric Line Easement	10/03/16	STP Holdings LLC., an Iowa limited liability company	ITC Midwest LLC	10/13/16	2016-2810

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jones	Overhang Easement	09/23/16	Automotive Services Inc., an Iowa corporation	ITC Midwest LLC	10/13/16	2016-814
Jones	Electric Line Easement	10/07/16	Wehling, Robert C. & Carol A.	ITC Midwest LLC	10/19/16	2016-3086
Jones	Electric Line Easement	10/13/16	The Lawrence D. and Eleanor S. Amick Family Limited Partnership, an Idaho limited partnership	ITC Midwest LLC	10/28/16	2016-2813
Jones	Overhang Easement	10/14/16	Trustees of Jackson Township of Jones County, Iowa, and the Jones County Cemetery Commission, as their interest may appear	ITC Midwest LLC	11/03/16	2016-2870
Jones	Electric Line Easement	11/03/16	Stone City Estates Ltd., an Iowa corporation	ITC Midwest LLC	11/18/16	2016-3274
Jones	Electric Line Easement	10/27/16	Fawn Creek Inc.	ITC Midwest LLC	11/18/16	2016-3276
Jones	Electric Line Easement	11/03/16	Douglas L. Ricklefs and Nancy D. Ricklefs, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/18/16	2016-3272
Jones	Electric Line Easement	11/03/16	Douglas L. Ricklefs and Nancy D. Ricklefs, husband and wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	11/18/16	2016-3273
Jones	Electric Line Easement	11/03/16	Anamosa Commercial Park LLC	ITC Midwest LLC	11/18/16	2016-3275
Jones	Electric Line Easement	11/07/16	Anamosa Community School District	ITC Midwest LLC	12/08/16	2016-3482
Jones	Electric Line Easement	11/22/16	MacDow, a partnership; Cletus R. McNamara and Dirk A. Downing, General Partners	ITC Midwest LLC	12/08/16	2016-3478
Jones	Electric Line Easement	11/21/16	The Lawrence D. and Eleanor S. Amick Family Limited Partnership, an Idaho limited partnership	ITC Midwest LLC	12/08/16	2016-3479
Jones	Guy and Anchor Easement	11/28/16	Wal-Mart Real Estate Business Trust	ITC Midwest LLC	12/21/16	2016-3627
Jones	Overhang Easement	11/28/16	Wal-Mart Real Estate Business Trust	ITC Midwest LLC	12/21/16	2016-3628
Jones	Electric Line Easement	11/11/16	Jeff A. Hoeger and Kristy J. Hoeger, Husband and Wife	ITC Midwest LLC	01/04/17	2017-0037

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	05/15/15	Dale L. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	06/04/15	2015 1568
Kossuth	Amended and Restated Easement Agreement	06/17/15	Luella Hagedorn, a single person	ITC Midwest LLC	07/09/15	2015 2076
Kossuth	Amended and Restated Easement Agreement	01/15/14	Darlene Hofbauer, a single person	ITC Midwest LLC	07/13/15	2015 2106
Kossuth	Vegetation Management and Structure Clearance Easement	06/26/15	Ellen J. Molskness f/k/a Ellen J. Jensen and Gerlad Molskness, Wife and Husband	ITC Midwest LLC	07/28/15	2015 2292
Kossuth	Electric Line Easement	06/30/15	Edgar W. Keith and Joyce D. Keith, Husband and Wife	ITC Midwest LLC	07/28/15	2015 2294
Kossuth	Amended and Restated Easement Agreement	02/05/14

Juliann R. Amy and Wayne C. Amy, Wife and Husband; Trevor E. Amy, a Single Person; Tyler C. Amy and Allison Amy, Husband and Wife; and Juliann R. Amy and Wayne C. Amy as Successor Trustees of the Alberta Busch Trust

				ITC Midwest LLC	08/06/15	2015 2392
Kossuth	Amended and Restated Easement Agreement	01/15/14	Thomas J. Holland and Gloria J. Holland, Husband and Wife	ITC Midwest LLC	08/06/15	2015 2393
Kossuth	Amended and Restated Easement Agreement	04/18/14	James L. Junkermeier and Sheila S. Junkermeier, Husband and Wife	ITC Midwest LLC	08/06/15	2015 2394
Kossuth	Amended and Restated Easement Agreement	07/02/14	Davids Farms, Inc., an Iowa corporation	ITC Midwest LLC	08/06/15	2015 2395
Kossuth	Vegetation Management and Structure Clearance Easement	03/21/14

William A. Lofstrom, Trustee of the William A. Lofstron Revocable Trust under agreement dated November 21, 2007; and Mary Jo Lofstrom, Trustee of the Mary Jo Lofstrom Revocable Trust under agreement dated November 21, 2007

				ITC Midwest LLC	08/06/15	2015 2396

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Vegetation Management and Structure Clearance Easement	03/13/14

U.S. Bank, N.A. (f/k/a First National Bank & Trust Company of Lincoln), Lincoln, Nebrasksa, Trustee under a trust agreement dated the 15th day of September, 1967, as amended designated “The Carl L. Aller Trust’

				ITC Midwest LLC	08/06/15	2015 2397
Kossuth	Vegetation Management and Structure Clearance Easement	04/02/14	Purdy Beeson, L.L.C.	ITC Midwest LLC	08/06/15	2015 2398
Kossuth	Vegetation Management and Structure Clearance Easement	02/06/14	Gerhald E. Maass and Vivian J. Maass, Husband and Wife	ITC Midwest LLC	08/06/15	2015 2399
Kossuth	Vegetation Management and Structure Clearance Easement	01/27/14	DeWayne E. Maass and Berneice A. Maass, as Trustees the DeWayne E. & Berneice A. Maass Revocable Trust	ITC Midwest LLC	08/06/15	2015 2400
Kossuth	Vegetation Management and Structure Clearance Easement	01/27/14	DeWayne E. Maass and Berneice A. Maass, as Trustees the DeWayne E. & Berneice A. Maass Revocable Trust	ITC Midwest LLC	08/06/15	2015 2400
Kossuth	Vegetation Management and Structure Clearance Easement	02/06/14	George A. Wempen and Irene M. Wempen, Husband and Wife	ITC Midwest LLC	08/06/15	2015 2401
Kossuth	Vegetation Management and Structure Clearance Easement	01/22/14	Beverly R. Bolte, a Single Perseon	ITC Midwest LLC	08/06/15	2015 2402
Kossuth	Vegetation Management and Structure Clearance Easement	01/28/14	Harlan Melz and Constance S. Melz, Husband and Wife	ITC Midwest LLC	08/06/15	2015 2403
Kossuth	Vegetation Management and Structure Clearance Easement	06/19/14	Heidecker Farms, Inc.	ITC Midwest LLC	08/06/15	2015 2404
Kossuth	Vegetation Management and Structure Clearance Easement	03/21/14

William A. Lofstrom, Trustee of the William A. Lofstron Revocable Trust under agreement dated November 21, 2007; Mary Jo Lofstrom, Trustee of the Mary Jo Lofstrom Revocable Trust under agreement dated November 21, 2007; and Steven D. Lofstrom and Patricia M. Lofstrom, Husband and Wife

				ITC Midwest LLC	08/06/15	2015 2405

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Vegetation Management and Structure Clearance Easement	08/03/15	Lloyd W. Eichenberger and Linda Eichenberger a/k/a Linda M. Eichenberger, Husband and Wife	ITC Midwest LLC	08/28/15	2015 2665
Kossuth	Amended and Restated Easement Agreement	03/13/14	Madonna K. Kettwick, a Single Person	ITC Midwest LLC	08/28/15	2015 2664
Kossuth	Amended and Restated Easement Agreement	09/05/14	Bradley A. Eichenberger and Jennifer L. Eichenberger, Husband and Wife	ITC Midwest LLC	08/28/15	2015 2663
Kossuth	Amended and Restated Easement Agreement	08/11/15	Patricia Jean Boehm, a Single Person; and Sandra Murphy, a Single Person	ITC Midwest LLC	09/09/15	2015 2807
Kossuth	Amended and Restated Easement Agreement	04/12/14	Price Farm Enterprises, Inc., an Iowa Corporation, for a term of 30 years, remainder to Jeffrey L. Price, a Married Person	ITC Midwest LLC	09/09/15	2015 2808
Kossuth	Amended and Restated Easement Agreement	03/12/14	Randall G. Melz and Jill R. Melz, Husband and Wife	ITC Midwest LLC	09/09/15	2015 2811
Kossuth	Amended and Restated Easement Agreement	08/13/15	Arno H. Melz and Opal Melz, Husband and Wife	ITC Midwest LLC	09/10/15	2015 2827
Kossuth	Vegetation Management and Structure Clearance Easement	01/30/14	Patricia A. Blank, as Trustee of the Harold E. and Virginia A. Olthoff Trust, dated February 28, 2000	ITC Midwest LLC	09/30/15	2015 3029
Kossuth	Amended and Restated Easement Agreement	08/17/15	Larry W. Boehm and Mary Boehm, Husband and Wife	ITC Midwest LLC	09/30/15	2015 3028
Kossuth	Amended and Restated Easement Agreement	08/08/15	Patricia Jean Boehm, a Single Person; Sandra Kay Murphy, a Single Person; and Larry Wayne Boehm and Mary Boehm, Husband and Wife	ITC Midwest LLC	09/30/15	2015 3027
Kossuth	Amended and Restated Easement Agreement	01/23/14	Patrick R. Beemer, Trustee of the Beemer Family Farm Trust	ITC Midwest LLC	10/13/15	2015 3152
Kossuth	Amended and Restated Easement Agreement	06/19/14	Heidecker Farms, Inc.	ITC Midwest LLC	10/30/15	2015 3338
Kossuth	Vegetation Management and Structure Clearance Easement	08/03/15	Heidecker Farms, Inc.	ITC Midwest LLC	10/30/15	2015 3339

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Amended and Restated Easement Agreement	04/06/14

Rotterman Family Partnership, an Iowa General Partnership consisting of Teresa Jo Nauman, a.k.a Teresa Jo Springer, Traci Francis Schwab, Tina Lyn Nimz and William F. Rotterman as the sole general partners

				ITC Midwest LLC	11/18/15	2015 3535
Kossuth	Vegetation Management and Structure Clearance Easement	02/04/14	City of Lakota, Iowa, an Iowa municipality f/k/a the Incorporated Town of Lakota, Kossuth County, Iowa	ITC Midwest LLC	12/23/15	2015 3898
Kossuth	Vegetation Management and Structure Clearance Easement	01/08/14	Bradley G. Harms and Wendy J. Harms, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3905
Kossuth	Electric Line Easement	07/24/13	N-K-P Harms Farms, Inc.	ITC Midwest LLC	12/23/15	2015 3906
Kossuth	Electric Line Easement	07/31/13	JoAnn McCloskey and William McCloskey, Wife and Husband	ITC Midwest LLC	12/23/15	2015 3908
Kossuth	Electric Line Easement	10/08/13

JoAnn McCloskey, Life Estate, with remainder interest to Clare Ann Schisler a/k/a Claire Ann Schisler; Judith K. Anderson; Edwin J. Haler; Melvin L. Haler; Gergory W. Haler; William McCloskey; Robert McCloskey; and Greta Haler, Life Estate, with remainder interest to Clare Ann Schisler a/k/a Claire Ann Schisler; Judith E. Anderson; Edwin J. Haler; Melvin L. Haler; Gregory W. Haler; William McCloskey; Robert McCloskey

				ITC Midwest LLC	12/23/15	2015 3907
Kossuth	Electric Line Easement	07/02/13	Marvin W. Stroebel and Velma Stroebel, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3909
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Gerald D. Dreesman, a Single Person	ITC Midwest LLC	12/23/15	2015 3910
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3911

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	06/05/13	Benson W. Den Hartog and Joyce I. Den Hartog, Husband and Wife; and Verlyn J. Ubben and Marlys Ubben, Husband and Wife; and Sharon K. Van Kley and Craig Van Kley, Wife and Husband	ITC Midwest LLC	12/23/15	2015 3913
Kossuth	Electric Line Easement	06/11/13	Melvin Busch & Sons, Inc.	ITC Midwest LLC	12/23/15	2015 3914
Kossuth	Electric Line Easement	06/11/13	Richard H. Heyes and Doris Heyes, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3915
Kossuth	Electric Line Easement	10/17/13	Rex W. Larson and Karen M. Larson, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3916
Kossuth	Electric Line Easement	06/27/13	Verlin L. Griese and Susan Griese, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3917
Kossuth	Electric Line Easement	06/27/13	Verlin L. Griese and Susan Griese, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3920
Kossuth	Electric Line Easement	05/20/14	Lyle Mabus and Mary Mabus, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3918
Kossuth	Electric Line Easement	10/22/13	Heidecker Farms, Inc.	ITC Midwest LLC	12/23/15	2015 3919
Kossuth	Electric Line Easement	06/22/13	Lloyd W. Eichenberger and Linda Eichenberger a/k/a Linda M. Eichenberger, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3921
Kossuth	Electric Line Easement	06/11/13	Larry E. Eichenberger and Kimberly L. Eichenberger, Husband and Wife	ITC Midwest LLC	12/23/15	2015 3922
Kossuth	Electric Line Easement	05/09/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	12/29/15	2015 3961
Kossuth	Electric Line Easement	10/02/13	Warner K. Smidt, Doris L. Ronge, Leona M. Nau and Roger A. Smidt as Trustees of the Warner and Grace Smidt Revocable Trust	ITC Midwest LLC	12/29/15	2015 3960
Kossuth	Electric Line Easement	11/22/13	Paul G. Aukes, Trustee of the Paul G. Aukes Revocable Trust	ITC Midwest LLC	12/31/15	2015 3988

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Vegetation Management and Structure Clearance Easement	12/16/13

Gregory N. Michaelsen and Nancy A. Michaelsen, Husband and Wife; Peggy L. Egel and Kenneth Egel, Wife and Husband; Don Lee Michaelsen and Jean Michaelsen, Husband and Wife; Marica Orthel and Patrick Orthel, Wife and Husband; and Iris Thomas and Richard Thomas, Jr., Wife and Husband

				ITC Midwest LLC	12/31/15	2015 3989
Kossuth	Vegetation Management and Structure Clearance Easement	01/10/14	Cameron D. Giddings, a Single Person	ITC Midwest LLC	12/31/15	2015 3991
Kossuth	Electric Line Easement	11/01/13

Joan B. Sawyer and Stephen M. Cosgrove, as Trustees of the Cosgrove Family Trust dated February 8, 1993; and Joan B. Sawyer and Stephen M. Cosgrove, as Trustees of the Cosgrove Marital Trust dated February 8, 1993

				ITC Midwest LLC	12/31/15	2015 3990
Kossuth	Electric Line Easement	07/18/13	Gerald L. Zwiefel and Laura L. Zwiefel, Husband and Wife	ITC Midwest LLC	01/04/16	2016 20
Kossuth	Electric Line Easement	05/06/13	David R. Rasmussen, Mary Ann Rasmussen, Michael J. Rasmussen and Alan J. Rasmussen as Trustees of the David R. Rasmussen and Mary Ann Rasmussen Revocable Family Trust UTA dated May 30, 2003	ITC Midwest LLC	01/04/16	2016 21
Kossuth	Electric Line Easement	02/13/14	Royce A. Gray and Mary S. Gray, Husband and Wife	ITC Midwest LLC	01/04/16	2016 22
Kossuth	Electric Line Easement	06/11/13	Jeffrey G. Schutjer and Breand J. Schutjer, Husband and Wife	ITC Midwest LLC	01/04/16	2016 23
Kossuth	Vegetation Management and Structure Clearance Easement	02/12/14	Gary Meinders and Sherill Meinders, Husband and Wife; and Dale Meinders and Sara Meinders, Husband and Wife	ITC Midwest LLC	01/04/16	2016 24

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	06/12/13	Gary Meinders and Sherill Meinders, Husband and Wife; and Dale Meinders and Sara Meinders, Husband and Wife	ITC Midwest LLC	01/05/16	2016 27
Kossuth	Electric Line Easement	05/22/13	Eugene Meyer and Eunice Meyer, Husband and Wife	ITC Midwest LLC	01/05/16	2016 28
Kossuth	Electric Line Easement	06/11/13	Charles J. Lickteig and Helen Lickteig, Husband and Wife	ITC Midwest LLC	01/05/16	2016 29
Kossuth	Electric Line Easement	06/14/13	Marian W. Spear and Jan Myszewski as Trustees of the Marion W. Spear Revocable Trust	ITC Midwest LLC	01/05/16	2016 30
Kossuth	Electric Line Easement	07/19/13

Juidth M. Thoreson and David M. Thoreson, Trustees of the Richard M. Thoreson Residuary Trust; Judith Murtagh Thoreson, a Single Person; and Judith M. Thoreson as Trustee of the “Thoreson Trust” created under Article IV (B) and V of the Last Will and Testament of Barbara J. Haggard

				ITC Midwest LLC	01/05/16	2016 31
Kossuth	Electric Line Easement	09/11/13	Donald M. Jorgensen, a Single Person	ITC Midwest LLC	01/05/16	2016 32
Kossuth	Electric Line Easement	06/26/13	Thomas M. Antoine, a Single Person	ITC Midwest LLC	01/05/16	2016 33
Kossuth	Electric Line Easement	11/01/13	Anne Beeson Purdy, L.L.C.	ITC Midwest LLC	01/05/16	2016 34
Kossuth	Electric Line Easement	11/01/13	Anne Beeson Purdy, L.L.C.	ITC Midwest LLC	01/05/16	2016 35
Kossuth	Electric Line Easement	06/12/13	Daniel J. Studer and Kathryn M. Studer, Husband and Wife	ITC Midwest LLC	01/05/16	2016 36
Kossuth	Electric Line Easement	06/27/13	Steven J. Berschman and Jill C. Berschman, Husband and Wife	ITC Midwest LLC	01/05/16	2016 37
Kossuth	Electric Line Easement	06/27/13	Steven J. Berschman and Jill C. Berschman, Husband and Wife	ITC Midwest LLC	01/05/16	2016 37
Kossuth	Electric Line Easement	05/28/13	Janice M. Wirtjes, as Trustee of the Gordon and Janice Wirtjes Family Trust	ITC Midwest LLC	01/05/16	2016 38
Kossuth	Electric Line Easement	05/28/13	Janice M. Wirtjes, as Trustee of the Gordon and Janice Wirtjes Family Trust	ITC Midwest LLC	01/05/16	2016 38

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	11/27/13	Sandra L. Welhousen and Cecil D. Welhouse, Wife and Husband	ITC Midwest LLC	01/05/16	2016 39
Kossuth	Electric Line Easement	05/09/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	01/05/16	2016 40
Kossuth	Vegetation Management and Structure Clearance Easement	02/06/14	Kevin E. Gray and Ronda M. Gray, Husband and Wife; and Ronald M. Gray and Judy E. Gray, Husband and Wife	ITC Midwest LLC	01/05/16	2016 41
Kossuth	Electric Line Easement	07/29/13	Marlys Schlei, a Single Person	ITC Midwest LLC	01/05/16	2016 42
Kossuth	Electric Line Easement	07/09/13	Rodney D. Beenken and Shari R. Beenken, Husband and Wife	ITC Midwest LLC	01/05/16	2016 43
Kossuth	Electric Line Easement	05/10/13	Josephine Smith, a Single Person; and John C. Smith and Ruth K. Smith, Trustees of the John C. Smith Trust	ITC Midwest LLC	01/05/16	2016 44
Kossuth	Electric Line Easement	08/28/13	Gary E. Uken and Linda Uken, Husband and Wife	ITC Midwest LLC	01/06/16	2016 54
Kossuth	Electric Line Easement	08/28/13	Gary E. Uken and Linda Uken, Husband and Wife	ITC Midwest LLC	01/06/16	2016 54
Kossuth	Vegetation Management and Structure Clearance Easement	01/21/14	Beverly K. Trampel and Les D. Trampel, Wife and Husband	ITC Midwest LLC	01/06/16	2016 55
Kossuth	Amended and Restated Easement Agreement	02/22/14

Charles J. Steinfeldt, as Trustee of the Gilda D. Steinfeldt Trust; Charles J. Steinfeldt and Lori Steinfeldt, Husband and Wife; Jonathan J. Steinfeldt and Zoe Steinfeldt, Husband and Wife; and Monte L. Steinfeldt and Debra D. Steinfeldt, Husband and Wife

				ITC Midwest LLC	01/06/16	2016 56
Kossuth	Electric Line Easement	07/18/13	Dale L. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	01/13/16	2016 139
Kossuth	Electric Line Easement	05/23/13	Dale L. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	01/13/16	2016 140

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	05/21/13	Kristy Lynn Kent, a Single Person; and Robert Bruce Kent, Trustee of the Vivian Kent Trust F/B/O Kristy Lynn Kent under the Last Will and Testament of Vivan Kent, deceased	ITC Midwest LLC	01/13/16	2016 141
Kossuth	Electric Line Easement	04/23/13	Roger E. Shipler and Lois J. Shipler, Husband and Wife; and Boyd E. Shipler and Rosann L. Shipler, Husband and Wife	ITC Midwest LLC	01/13/16	2016 142
Kossuth	Electric Line Easement	04/23/13	Roger E. Shipler and Lois J. Shipler, Husband and Wife; and Boyd E. Shipler and Rosann L. Shipler, Husband and Wife	ITC Midwest LLC	01/13/16	2016 142
Kossuth	Electric Line Easement	06/12/13	David W. Ley, as Trustee of the David W. Ley Trust; and Gary L. Berkland and Carolyn L. Berkland as Trustees of the Berkland Family Trust dated February 7, 2002	ITC Midwest LLC	01/13/16	2016 143
Kossuth	Electric Line Easement	06/12/13	David W. Ley, as Trustee of the David W. Ley Trust	ITC Midwest LLC	01/13/16	2016 144
Kossuth	Electric Line Easement	09/27/13	Albert H. Kahler and Mary E. Kahler, Husband and Wife	ITC Midwest LLC	01/08/16	2016 96
Kossuth	Electric Line Easement	05/30/13	Thomas L. Hellman and Marcia A. Hellman, Husband and Wife	ITC Midwest LLC	01/08/16	2016 97
Kossuth	Electric Line Easement	05/15/14	Inez Y. Smith, a Single Person; and the Trustees of the Luelle E. Smith and Roland B. Smith, Jr. Family Trust	ITC Midwest LLC	01/08/16	2016 98
Kossuth	Electric Line Easement	06/16/14	Mary T. Christensen, Trustee of the Mary T. Christensen 1995 Revocable Trust dated March 10, 1995, or her successors in Trust	ITC Midwest LLC	01/08/16	2016 99
Kossuth	Vegetation Management and Structure Clearance Easement	05/15/14	Inez Y. Smith, a Single Person; and Inez Y. Smith and Iowa State Bank, Algona, Iowa as Co-Trustees of the Luelle E. Smith and Roland B. Smith, Jr. Family Trust	ITC Midwest LLC	01/15/16	2016 158

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	05/28/14	Barbara D. Zwiefel and Mark G. Zwiefel, Wife and Husband	ITC Midwest LLC	01/15/16	2016 159
Kossuth	Electric Line Easement	05/27/13	James H. Sparks, a Single Person	ITC Midwest LLC	01/20/16	2016 201
Kossuth	Electric Line Easement	07/17/13	Cletus L. Zwiefel, a Single Person	ITC Midwest LLC	01/01/16	2016 202
Kossuth	Vegetation Management and Structure Clearance Easement	03/03/14	Rose M. Gelhaus, Marty Gelhaus and Mary Gelhaus as Trustees of the Rose M. Gelhaus Revocable Trust	ITC Midwest LLC	01/25/16	2016 239
Kossuth	Amended and Restated Easement Agreement	06/13/13

John A. Cowin and Sharon L. Hackenmiller-Cowin, Husband and Wife; and Earl J. Cowin Life Estate with remainder interest to Crysti Neuman and Paul Neuman, Wife and Husband; Tyler Wiese, a Single Person; Isaac Wiese, a Single Person; and John A. Cowin, Trustee of the Trust created under the Last Will and Testament of Jeane J. Cowin

				ITC Midwest LLC	01/25/16	2016 240
Kossuth	Vegetation Management and Structure Clearance Easement	11/14/13

John A. Cowin and Sharon L. Hackenmiller-Cowin, Husband and Wife; and Earl J. Cowin Life Estate with remainder interest to Crysti Neuman and Paul Neuman, Wife and Husband; Tyler Wiese, a Single Person; Isaac Wiese, a Single Person; and John A. Cowin, Trustee of the Trust created under the Last Will and Testament of Jeane J. Cowin

				ITC Midwest LLC	01/25/16	2016 241
Kossuth	Electric Line Easement	12/03/13

Dean Dennis Logemann and Vicki Louise Loegmann, Husband and Wife; Wayne M. Logemann and Kathleen Jean Logemann, Husband and Wife; and Dean D. Logemann, Trustee of the Melvin D. Logemann Revocable Living Trust

				ITC Midwest LLC	01/25/16	2016 242
Kossuth	Vegetation Management and Structure Clearance Easement	07/30/14	Lisa Coddington, a Single Person	ITC Midwest LLC	01/25/16	2016 243

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Vegetation Management and Structure Clearance Easement	12/11/13	Dean Gelhaus and Judy Gelhaus Revocable Living Trust, dated June 28, 2011	ITC Midwest LLC	01/25/16	2016 244
Kossuth	Electric Line Easement	11/20/13	Christ V. Engelbarts and Beth P. Engelbarts, Husband and Wife	ITC Midwest LLC	01/25/16	2016 245
Kossuth	Electric Line Easement	01/17/14	Bradley A. Engelby and Denise L. Engelby, Husband and Wife	ITC Midwest LLC	01/25/16	2016 246
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	01/25/16	2016 247
Kossuth	Vegetation Management and Structure Clearance Easement	01/02/14

Ruth E. Underbakke and Steven A. Underbakke as Trustees of the Underbakke Family Trust, an undivided ½ interest; and Ruth E. Underbakke and Steven A. Underbakke as Trustees of the Underbakke Family Trust, Kossuth County Probate No. 14994, for the period of the Ruth E. Underbakke’s life, with remainder interest to Steven A. Underbakke, a Married Person, and Julie E. Jefson, a Married Person, an undivided ½interest

				ITC Midwest LLC	01/25/16	2016 248
Kossuth	Electric Line Easement	09/05/13	Gerald H. Garman, a Single Person; and Paul G. Garman, a Single Person, and Theresa Ann Crum, a Single Person, subject to a life estate in Gerald H. Garman	ITC Midwest LLC	01/25/16	2016 249
Kossuth	Electric Line Easement	05/06/13	Robert Carroll and Jane Carroll, Husband and Wife	ITC Midwest LLC	01/27/16	2016 271
Kossuth	Electric Line Easement	06/04/13	Joyce A. Hofbauer f/k/a Joyce A. Wertjes and James L. Hofbauer, Wife and Husband	ITC Midwest LLC	01/27/16	2016 270

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	05/25/13

Wilbur H. Christensen, Life Estate; with remainderman interest to Carl Arthur Christensen a/k/a Carl Christensen and Kathy Christensen, Husband and Wife; Carol Ostercamp f/k/a Carol Christensen Rafdal and Kevin Ostercamp, Wife and Husband; Alan Clair Christensen a/k/a Alan Christensen and Christa Christensen, Husband and Wife; Arlyce Farrow a/k/a Arlyce Mary Christensen and Tony Farrow, Wife and Husband

				ITC Midwest LLC	02/03/16	2016 353
Kossuth	Electric Line Easement	12/06/13	Rodney D. Beenken and Shari R. Beenken, Husband and Wife	ITC Midwest LLC	02/05/16	2016 376
Kossuth	Vegetation Management and Structure Clearance Easement	12/23/13	David W. Ley as Trustee of the David W. Ley Trust; and Gary L. Berkland and Carolyn L. Berkland as Trustees of the Berkland Family Trust dated February 7, 2002	ITC Midwest LLC	02/12/16	2016 431
Kossuth	Electric Line Easement	01/03/14	Susan Andrews and Diane Shields as Co-Trustees for Steven Rike persuant to the Testamentary Trust of John T. Rike	ITC Midwest LLC	02/17/16	2016 467
Kossuth	Electric Line Easement	01/02/14	Paul A. Koppen and Elsie A. Koppen Family Trust	ITC Midwest LLC	02/17/16	2016 468
Kossuth	Electric Line Easement	08/01/13	Cecil W. Mabus, a Single Person	ITC Midwest LLC	02/17/16	2016 469
Kossuth	Electric Line Easement	05/25/13	Raymond F. Smith Family Limited Partnership	ITC Midwest LLC	02/17/16	2016 470
Kossuth	Electric Line Easement	05/25/13	Raymond F. Smith Family Limited Partnership	ITC Midwest LLC	02/17/16	2016 470

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	04/03/14

Irene M. Brandt, a Single Person; and Irene M. Brandt Life Estate with remainder interest to Dale D. Brandt as Trustee of the Dale D. Brandt Trust Agreement a/k/a the Dale D. Brandt Trust Under Agreement Dated the 30th day of July, 2002, and Paula M. Brandt as Trustee of the Paula M. Brandt Trust Agreement a/k/a the Paula M. Brandt Trust Under Agreement dated the 30th day of July 2002

				ITC Midwest LLC	03/04/16	2016 647
Kossuth	Vegetation Management and Structure Clearance Easement	02/19/14	Kark Family Farms, LLP, by Donald E. Kark, Partner, Marian E. Kark, Partner, David S. Kark, Partner and Karelyn Kark Lacher, Co-Manager	ITC Midwest LLC	03/04/16	2016 646
Kossuth	Electric Line Easement	02/19/14	Kark Family Farms, LLP, by Donald E. Kark, Partner, Marian E. Kark, Partner, David S. Kark, Partner and Karelyn Kark Lacher, Co-Manager	ITC Midwest LLC	03/04/16	2016 645
Kossuth	Electric Line Easement	06/26/13	Bradley G. Harms and Wendy J. Harms, Husband and Wife	ITC Midwest LLC	03/04/16	2016 648
Kossuth	Electric Line Easement	09/23/13	Berneice Eichenberger and Walter Eichenberger, Wife and Husband	ITC Midwest LLC	03/04/16	2016 649
Kossuth	Electric Line Easement	11/21/13	Kenneth Naumann and Gail Naumann, Husband and Wife; and Leann Mechler and Daniel G.V. Lamar, Wife and Husband	ITC Midwest LLC	03/04/16	2016 650
Kossuth	Electric Line Easement	11/20/13	Russell Richter, a Single Person	ITC Midwest LLC	03/04/16	2016 651
Kossuth	Vegetation Management and Structure Clearance Easement	12/14/14	Melbourne J. Haag, a Single Person	ITC Midwest LLC	03/04/16	2016 652
Kossuth	Electric Line Easement	04/18/14	James L. Junkermeier and Sheila S. Junkermeier, Husband and Wife (Contract Sellers); and Michale J. Junkermeier, a Single Person (Contract Buyer)	ITC Midwest LLC	03/04/16	2016 653

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Dean Logemann as Trustee of the Melvin Logemann Trust	ITC Midwest LLC	03/04/16	2016 654
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Dean Logemann as Trustee of the Ruth S. Logemann Revocable Living Trust	ITC Midwest LLC	03/04/16	2016 655
Kossuth	Electric Line Easement	02/04/16

Johnny H. Harms and Debra K. Nielsen as Trustees of the Johnny H. Harms Trust Agreement a/k/a the Johnny H. Harms Trust Under Agreement Dated the 13th day of August, 2015; and Velda L. Harms and Debra K. Nielsen as Trustees of the Velda L. Harms Trust Agreemeent a/k/a the Velda L. Harms Trust Under Agreement Dated the 13th day of August, 2015

				ITC Midwest LLC	03/04/16	2016 644
Kossuth	Vegetation Management and Structure Clearance Easement	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	03/14/16	2016 751
Kossuth	Electric Line Easement	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	03/14/16	2016 750
Kossuth	Electric Line Easement	04/13/14	Royce A. Gray and Mary S. Gray, Husband and Wife	ITC Midwest LLC	03/14/16	2016 749
Kossuth	Vegetation Management and Structure Clearance Easement	12/04/13

Marion F. Brandt, as Trustee of the Irvin L. Brandt Testamentary Trust; Marion F. Brandt, as Trustee of the Marion F. Brandt Living Trust dated March 19, 2013; Gregory I. Brandt and Margaret Brandt, Husband and Wife; and Rodney L. Brandt and Tari L. Brandt, Husband and Wife

				ITC Midwest LLC	03/14/16	2016 748
Kossuth	Electric Line Easement	05/09/13	Arden Haas, a Single Person	ITC Midwest LLC	03/14/16	2016 747
Kossuth	Electric Line Easement	02/24/16	Dale I. Koppen and Sandra L. Koppen, Husband and Wife	ITC Midwest LLC	03/23/16	2016 884
Kossuth	Electric Line Easement	02/24/16	Dale I. Koppen and Sandra L. Koppen, Husband and Wife	ITC Midwest LLC	03/23/16	2016 884
Kossuth	Electric Line Easement	02/10/16	Agnes B. Christ, a Single Person, Life Estate; and Glenn A. Christ and Glee D. Christ, Husband and Wife	ITC Midwest LLC	03/23/16	2016 886

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	04/24/13	Dale I. Koppen and Linda Nydegger as Executors of the Estate of Irvin M. Koppen	ITC Midwest LLC	04/01/16	2016 999
Kossuth	Electric Line Easement	04/24/13	Dale I. Koppen and Linda Nydegger as Executors of the Estate of Irvin M. Koppen	ITC Midwest LLC	04/01/16	2016 999
Kossuth	Electric Line Easement	04/24/13	Dale I. Koppen and Linda Nydegger as Executors of the Estate of Irvin M. Koppen	ITC Midwest LLC	04/01/16	2016 999
Kossuth	Electric Line Easement	04/24/13	Dale I. Koppen and Linda Nydegger as Executors of the Estate of Irvin M. Koppen	ITC Midwest LLC	04/01/16	2016 999
Kossuth	Electric Line Easement	07/01/13	Harold G. Harms and Sandra J. Harms, Husband and Wife	ITC Midwest LLC	04/01/16	2016 1001
Kossuth	Electric Line Easement	02/24/16	Steven M. Schlei, Trustee under Living Trust Agreement Known as Steven M. Schlei Grantor Trust dated May 31, 2013, as Amended October 28, 2013	ITC Midwest LLC	04/13/16	2016 1133
Kossuth	Electric Line Easement	02/23/16	Booge Properties Limited Partnership, a South Dakota limited partnership, and Dudding Consulting, Ltd., a Texas limited partnership	ITC Midwest LLC	04/13/16	N/A
Kossuth	Electric Line Easement	06/11/13	Emily Winkleman, a Single Person	ITC Midwest LLC	06/06/16	2016 1722
Kossuth	Electric Line Easement	12/13/13	David E. Kitzinger and Jerilyn J. Kitzinger as Trustees of the David and Jeri Kitzinger Revocable Trust	ITC Midwest LLC	06/21/16	2016 1911
Kossuth	Electric Line Easement	06/16/16	Lowell Eichenberger and Marilyn Eichenberger, husband and wife	ITC Midwest LLC	06/27/16	2016 2018

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	Electric Line Easement	11/29/13

Betty A. Haboush f/k/a Betty Krantz Habousch, as Trustee or to the Successor Trustee of the Survivors Trust under the Krantz Family Trust dated 07-05-1977; and Gary K. Krantz, as Trustee or to the Successor Trustee of the Decedent’s Trust under the Krantz Family Trust dated 07-05-1977

				ITC Midwest LLC	11/21/16	2016 3637
Kossuth	Corrective Electric Line Easement	09/25/13	H. L. Platt Farms, Inc.	ITC Midwest LLC	11/21/16	2016 3638
Kossuth	Electric Line Easement	10/01/13	Randy D. Beenken and Becky I. Beenken, Husband and Wife	ITC Midwest LLC	11/21/16	2016 3639
Kossuth	Electric Line Easement	07/18/13	Stateline Cooperative	ITC Midwest LLC	11/21/16	2016 3640
Kossuth	Electric Line Easement	07/23/13	Daryl L. Eden and Joanne K. Eden, Husband and Wife; and Mary L. Eden, a Single Person	ITC Midwest LLC	11/23/16	2016 3674
Lee	Electric Line Easement	10/22/15	Charles L. Commander and Regina C. commander, Husband and Wife	ITC Midwest LLC	12/01/15	Book 2015, Page 5401
Lee	Overhang Easement	11/04/15	Robert F. Bender and Lucretia M. Bender, Husband and Wife	ITC Midwest LLC	12/01/15	Book 2015, Page 5402
Lee	Electric Line Easement	10/29/15	Leah T. Gudgel, a Single Person	ITC Midwest LLC	12/01/15	Book 2015, Page 5403
Lee	Electric Line Easement	11/03/15	Mary Catherine Joyce as Trustee of the Mary Catherine Joyce Revocable Living Trust dated June 24, 2003	ITC Midwest LLC	12/01/15	Book 2015, Page 5404
Lee	Overhang Easement	10/28/15	Marlin D. Mangels and Susan A. Mangels, Husband and Wife	ITC Midwest LLC	12/01/15	Book 2015, Page 5405
Lee	Overhang Easement	11/03/15	B.R.B., L.C., an Iowa Limited Liability Company	ITC Midwest LLC	12/01/15	Book 2015, Page 5406
Lee	Overhang Easement	02/05/16	Key Properties, L.L.C.	ITC Midwest LLC	02/12/16	Book 2016, Page 563
Lee	Electric Line Easement	02/15/16	Solomons Beacon Inn Limited Partnership, a Maryland limited partnership	ITC Midwest LLC	03/17/16	Book 2016, Page 1017
Lee	Overhang Easement	03/03/16	Casey’s Marketing Company	ITC Midwest LLC	03/17/16	Book 2016, Page 1020

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Lee	Electric Line Easement	04/04/16	Amsted Rail Company Inc. f/k/a Griffin Wheel Company, Inc. a Delaware Corporation	ITC Midwest LLC	04/22/16	Book 2016, Page 1555
Lee	Electric Line Easement	04/04/16	Amsted Rail Company Inc. f/k/a Griffin Wheel Company, Inc. a Delaware Corporation	ITC Midwest LLC	04/22/16	Book 2016, Page 1556
Lee	Electric Line Easement	04/04/16	Amsted Rail Company Inc. f/k/a Griffin Wheel Company, Inc. a Delaware Corporation	ITC Midwest LLC	04/22/16	Book 2016, Page 1557
Lee	Electric Line Easement	04/04/16	Amsted Rail Company Inc. f/k/a Griffin Wheel Company, Inc. a Delaware Corporation	ITC Midwest LLC	04/22/16	Book 2016, Page 1558
Lee	Electric Line Easement	04/04/16	Amsted Rail Company Inc. f/k/a Griffin Wheel Company, Inc. a Delaware Corporation	ITC Midwest LLC	04/22/16	Book 2016, Page 1559
Lee	Overhang Easement	03/16/16	Independent School District of the City of Keokuk, Iowa	ITC Midwest LLC	05/17/16	Book 2016, Page 1920
Lee	Overhang Easement	09/15/16	Daniel J. McNamara and Brenda L. McNamara, Huisband and Wife	ITC Midwest LLC	09/29/16	Book 2016, Page 4107
Lee	Partial Easement Assignment	09/20/16	Interstate Power and Light Company	ITC Midwest LLC	11/22/16	Book 2016, Page 4993
Linn	Overhang Easement	03/01/15	Lynnette K. Heiter f/k/a Lynnette K. Hruby and Kevin Heiter, Wife and Husband	ITC Midwest LLC	03/18/15	Book 9196, Page 666
Linn	Electric Line Easement	07/12/13	Moondance, L.L.C.	ITC Midwest LLC	03/20/15	Book 9198, Page 239
Linn	Overhang Easement	03/09/15	Andrew Lee Shifflett and Terri L. Shifflett, Husband and Wife	ITC Midwest LLC	03/20/15	Book 9198, Page 242
Linn	Electric Line Easement	12/09/13	CMC Heartland Partners dba Railroad Properties, LLC	ITC Midwest LLC	04/08/15	Book 9214, Page 317
Linn	Overhang Easement	03/25/15	Kenneth F. Becicka and Barbara L. Becicka, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	04/15/15	Book 9219, Page 430
Linn	Electric Line Easement	04/20/15	Linn County Conservation Board	ITC Midwest LLC	04/20/15	Book 9224, Page 449

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Vegetation Management Easement	03/31/15	John W. Dillon and Jill A. Dillon, Husband and Wife, and Edward J. Dillon and Jan E. Dillon, Husband and Wife, subject to a Life Estate in Mary R. Dillon	ITC Midwest LLC	04/27/15	Book 9230, Page 228
Linn	Guy and Anchor Easement	04/29/15	Curtis E. Postel and Luella R. Postel, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	05/20/15	Book 9250, Page 500
Linn	Overhang Easement With Guy and Anchor Rights	04/29/15	Curtis E. Postel and Luella R. Postel, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	05/20/15	Book 9250, Page 502
Linn	Electric Line Easement	04/06/15	Doris J. Clark	ITC Midwest LLC	05/20/15	Book 9250, Page 494
Linn	Overhang Easement	04/08/15	Joel L. Seegers and Charlotte A. Seegers, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	05/20/15	Book 9250, Page 504
Linn	Guy and Anchor Easement	05/06/15	Joel L. Seegers and Charlotte A. Seegers, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	05/20/15	Book 9250, Page 506
Linn	Overhang Easement	04/10/15	Gerald W. Schmidt and Shirley M. Schmidt, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	05/20/15	Book 9250, Page 498
Linn	Electric Line Easement	05/04/15	Cecil Jack Bach, a single person	ITC Midwest LLC	05/21/15	Book 9252, Page 217
Linn	Electric Line Easement	04/22/15	Harold L. Bernet, Trustee of the Harold L. Bernet Revocable Trust U/D/O August 30, 2002	ITC Midwest LLC	06/26/15	Book 9285, Page 409
Linn	Overhang Easement	05/22/15	John H Collins and Lori L. W. Collins, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	06/26/15	Book 9285, Page 412

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Overhang Easement With Guy and Anchor Rights	05/22/15	Ruth A. Collins	ITC Midwest LLC	06/26/15	Book 9285, Page 414
Linn	Overhang Easement With Guy and Anchor Rights	06/15/15	David J. Olson and Grant Olson, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	06/26/15	Book 9285, Page 403
Linn	Overhang Easement	06/02/15	Linn County Rural Electric Cooperative	ITC Midwest LLC	06/29/15	Book 9287, Page 525
Linn	Partial Easement Assignment	06/19/15	Interstate Power and Light Company	ITC Midwest LLC	06/29/15	Book 9287, Page 528
Linn	Electric Line Easement	06/22/15	Provest Co., an Iowa General Partnership	ITC Midwest LLC	08/04/15	Book 9320, Page 382
Linn	Overhang Easement With Guy and Anchor Rights	05/01/15	Wilbur N. Collins and Marjorie A. Collins, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	08/14/15	Book 9239, Page 564
Linn	Overhang Easement	07/29/15	Wallace R. King and Misty L. King, Husband and Wife	ITC Midwest LLC	08/17/15	Book 9331, Page 341
Linn	Warranty Deed	09/15/15	JRD, Incorporated a/k/a JRD Incorporated, an Iowa corporation	ITC Midwest LLC	09/18/15	Book 9360, Page 311
Linn	Warranty Deed	09/29/15	E.G.K. Inc.	ITC Midwest LLC	10/01/15	Book 9371, Page 260
Linn	Warranty Deed	10/01/15	Midwest Centers, L.P. a/k/a Midwest Centers L.P.	ITC Midwest LLC	10/02/15	Book 9372, Page 542
Linn	Electric Line Easement	09/09/15	Creek View Owners Association, Inc., an Iowa non-profit corporation	ITC Midwest LLC	10/22/15	Book 9388, Page 230
Linn	Electric Line Easement	11/19/15	Windfield Farms, Inc.	ITC Midwest LLC	11/30/15	Book 9415, Page 608
Linn	Electric Line Easement	12/17/15	Indian Creek Nature Center	ITC Midwest LLC	01/18/16	Book 9450, Page 217
Linn	Access Easement	03/03/16	Bette E. Hampton, as Trustee of the Bette E. Hampton Revocable Trust dated August 29, 2007; and Bette E. Hampton, Susan E. Burger, and Mary Dawn Arbogast, Co-Trustees of the Bette E. Hampton Trust	ITC Midwest LLC	04/01/16	Book 9499, Page 496
Linn	Electric Line Easement	03/28/16	Ronald J. Godwin, Trustee of the Ronald J. Godwin Trust	ITC Midwest LLC	04/01/16	Book 9499, Page 501
Linn	Guy and Anchor Easement	03/23/16	Mark E. Stewart and Elizabeth A. Stewart, Husband and Wife	ITC Midwest LLC	04/12/16	Book 9508, Page 427

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Electric Line Easement	03/11/16	Russell L. Hotz and Sheri E. Hotz, Husband and Wife	ITC Midwest LLC	04/14/16	Book 9511, Page 397
Linn	Guy and Anchor Easement	03/11/16	Russell L. Hotz and Sheri E. Hotz, Husband and Wife	ITC Midwest LLC	04/14/16	Book 9511, Page 401
Linn	Electric Line Easement	02/12/16	Barbara E. Russell, a single person	ITC Midwest LLC	04/14/16	Book 9511, Page 407
Linn	Guy and Anchor Easement	02/12/16	Barbara E. Russell, a single person	ITC Midwest LLC	04/14/16	Book 9511, Page 404
Linn	Electric Line Easement	03/17/16	Anna M. Broulik and Robert L. Broulik, Wife and Husband	ITC Midwest LLC	04/14/16	Book 9511, Page 446
Linn	Guy and Anchor Easement	03/16/16	Susan J. Fisher, as Trustee of the Selma E. Greene Trust	ITC Midwest LLC	04/14/16	Book 9511, Page 450
Linn	Guy and Anchor Easement	03/15/16	Susan J. Fisher, as Trustee of the Selma E. Greene Trust	ITC Midwest LLC	04/14/16	Book 9511, Page 453
Linn	Electric Line Easement	03/15/16	Susan J. Fisher, as Trustee of the Selma E. Greene Trust	ITC Midwest LLC	04/14/16	Book 9511, Page 456
Linn	Electric Line Easement	04/04/16	Hoke Farms, Inc.	ITC Midwest LLC	04/15/16	Book 9512, Page 130
Linn	Overhang Easement	04/08/16	Hoke Farms, Inc.	ITC Midwest LLC	04/15/16	Book 9512, Page 134
Linn	Guy and Anchor Easement	04/04/16	Hoke Farms, Inc.	ITC Midwest LLC	04/15/16	Book 9512, Page 137
Linn	Electric Line Easement	03/17/16	Francis T. Wolrab and Elva Wolrab a/k/a Elva B. Wolrab, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 223
Linn	Electric Line Easement	03/09/16	Douglas E. Pitlik and Barbara A. Pitlik, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 227
Linn	Electric Line Easement	03/31/16	Troy R. Louwagie and Tracey A. Louwagie, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 231
Linn	Electric Line Easement	02/01/16	Scott B. DeCamp and Mary J. Zalesky, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 235
Linn	Guy and Anchor Easement	03/11/16	William Bowers and Myrtle Bowers, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 239
Linn	Guy and Anchor Easement	03/11/16	William Bowers and Myrtle Bowers, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 239
Linn	Electric Line Easement	03/11/16	William Bowers and Myrtle Bowers, Husband and Wife	ITC Midwest LLC	04/18/16	Book 9513, Page 242
Linn	Guy and Anchor Easement	03/03/16	Michael A. Oleson, a Single Person	ITC Midwest LLC	04/29/16	Book 9522, Page 659
Linn	Electric Line Easement	03/03/16	Michael A. Oleson, a Single Person	ITC Midwest LLC	04/29/16	Book 9522, Page 355

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Electric Line Easement	04/22/16	Dwight Albert Ink, Trustee of the Dwight Albert Ink Iowa Farm Revocable Trust Under Agreement Dated August 28, 2013	ITC Midwest LLC	05/16/16	Book 9537, Page 417
Linn	Electric Line Easement	04/27/16	Craig Hoffman, Denise Crock, and Diane Poduska, as Successor Trustees of the Kenneth W. Hoffman Revocable Trust, Dated August 5, 2002	ITC Midwest LLC	05/25/16	Book 9546, Page 109
Linn	Guy and Anchor Easement	05/11/16	Pathfinder Outdoor Education Center, LLC, an Iowa limited liability company	ITC Midwest LLC	06/02/16	Book 9553, Page 315
Linn	Guy and Anchor Easement	05/11/16	Pathfinder Outdoor Education Center, LLC, an Iowa limited liability company	ITC Midwest LLC	06/02/16	Book 9553, Page 319
Linn	Guy and Anchor Easement	06/28/16	U.S. Bank, N.A., as Trustee of the thomas P. Kosek Revocable Trust dated February 27, 2014	ITC Midwest LLC	08/31/16	Book 9635, Page 103
Linn	Overhang Easement	09/22/16	Jon C. Studt and Judith D. Studt, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	10/11/16	Book 9671, Page 236
Linn	Electric Line Easement	09/28/16	James R. Withrow	ITC Midwest LLC	10/11/16	Book 9671, Page 238
Linn	Overhang Easement	09/28/16	Joseph P. Nachazel and Michelle L. Nachazel, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	10/11/16	Book 9671, Page 242
Linn	Electric Line Easement	10/05/16	The City of Palo, Iowa, a municipal corporation	ITC Midwest LLC	10/21/16	Book 9680, Page 670
Linn	Electric Line Easement	10/14/16	The Iowa Department of Natural Resources acting for the State of Iowa	ITC Midwest LLC	10/21/16	Book 9680, Page 674
Linn	Electric Line Easement	10/14/16	The Iowa Department of Natural Resources acting for the State of Iowa	ITC Midwest LLC	10/21/16	Book 9680, Page 678
Linn	Guy and Anchor Easement	10/14/16	The Iowa Department of Natural Resources acting for the State of Iowa	ITC Midwest LLC	10/21/16	Book 9680, Page 682

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Overhang Easement	10/11/16	Richard D. Lorimer and Julie R. Lorimer as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest LLC	10/31/16	Book 9688, Page 253
Linn	Overhang Easement	10/10/16	Brainiac Inc.	ITC Midwest LLC	10/31/16	Book 9688, Page 244
Linn	Electric Line Easement	10/12/16	Bryce L. Ricklefs and Sarah A. Ricklefs, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	10/31/16	Book 9688, Page 250
Linn	Overhang Easement	08/25/16	Menards, Inc	ITC Midwest LLC	11/01/16	Book 9689, Page 339
Linn	Electric Line Easement	08/25/16	Menards, Inc	ITC Midwest LLC	11/01/16	Book 9689, Page 344
Linn	Electric Line Easement	10/24/16	William E. Clymer and Sarah A. Clymer, Husband and Wife	ITC Midwest LLC	11/09/16	Book 9697, Page 262
Linn	Electric Line Easement	10/31/16

Duane Warren Martin, Trustee of the Duane Warren Martin Revocable Trust u/d/o August 19, 2008, an undivided one-half (1/2) interest, and Cynthia Sue Martin, Trustee of the Cynthia Sue Martin Revocable Trust u/d/o August 19, 2008, an undivided one-half (1/2) interest,

				ITC Midwest LLC	12/08/16	Book 9720, Page 484
Linn	Warranty Deed	12/05/16	Kenton A. Thompson and Shannon P. Thompson, a/k/a Shannon Purcell Thompson, f/k/a Shannon Quaye Thompson, husband and wife	ITC Midwest LLC	12/09/16	Book 9721, Page 512
Linn	Vegetation Management Easement	11/10/16	Beth A. Mysak	ITC Midwest LLC	12/12/16	Book 9722, Page 579
Linn	Electric Line Easement	11/15/16	Indian Creek Nature Center	ITC Midwest LLC	01/03/17	Book 9740, Page 189
Linn	Vegetation Management Easement	11/01/16	New Tewstament Deliverence Church	ITC Midwest LLC	01/04/17	Book 9741, Page 694
Linn	Guy and Anchor Easement	12/13/16	U.S. Bank, N.A., as Trustee of the Thomas P. Kosek Revocable Trust dated February 27, 2014	ITC Midwest LLC	01/04/17	Book 9742, Page 97
Linn	Electric Line Easement	06/24/15	State of Iowa	ITC Midwest LLC	07/17/15	Book 9305, Page 2

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Overhang Easement	06/24/15	State of Iowa	ITC Midwest LLC	07/17/15	Book 9305, Page 5
Lucas	Vegetation Management Easement	07/01/16	Lucas County	ITC Midwest LLC	07/13/16	Book E 2016, Page 199
Lucas	Vegetation Management Easement	10/10/16	Darrell Greubel and Linda Greubel	ITC Midwest LLC	10/20/16	Book G 2016, Page129
Lucas	Guy and Anchor Easement	10/20/16	Wanda L. Brewer	ITC Midwest LLC	11/04/16	Book G 2016, Page 339
Lucas	Guy and Anchor Easement	10/20/16	Adoptable Paws Rescue, Inc., by Carolyn Elim, President	ITC Midwest LLC	11/04/16	Book G 2016, Page 342
Lucas	Partial Easement Assignment	06/19/15	Interstate Power and Light Company	ITC Midwest LLC	06/29/15	2015-0820
Lucas	Amended and Restated Easement Agreement	07/01/15	Donald Lee Banks and Connie Kay Banks, Husband and Wife	ITC Midwest LLC	07/21/15	E150272
Lucas	Guy and Anchor Easement	08/28/15	Stream Land Co., L.L.C.	ITC Midwest LLC	09/04/15	E150345
Lucas	Guy and Anchor Easement	08/28/15	Stream Land Co., L.L.C.	ITC Midwest LLC	09/04/15	E150345
Lucas	Warranty Deed	01/14/16	Johnathan Lynn Etter and Amanda Lynne Etter, husband and wife	ITC Midwest LLC	01/19/16	2016-0085
Lucas	Substation Site Easement	08/31/16	Interstate Power and Light Company	ITC Midwest LLC	09/22/16	Book 2016, Page 309
Mahaska	Warranty Deed	12/08/16	Praire Wind Energy, LLC	ITC Midwest LLC	12/08/16	Book 2016, Page 3806
Marshall	Electric Line Easement	03/19/15	Matt Smith Farms, Inc.	ITC Midwest LLC	05/07/15	201500002079
Marshall	Electric Line Easement	05/19/15	Lora B. Smaha, a single person	ITC Midwest LLC	06/04/15	201500002603
Marshall	Electric Line Easement	11/17/15	F & H Properties Corporation	ITC Midwest LLC	11/30/15	201500006018
Marshall	Electric Line Easement	12/13/16	Billy Edwards and Sandra Edwards, Husband and Wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common,	ITC Midwest LLC	12/22/16	201600006975
Marshall	Guy and Anchor Easement	12/13/16	Rodrigo Gomez and Maria Patlan de Gomez, Sellers, and Clemencia Ibarra Meza, Buyer	ITC Midwest LLC	12/22/16	201600006975
Marshall	Electric Line Easement	01/25/17	E. Eldon Mattingly Estate, in care of Lois Zakerolhosseini as the Executor	ITC Midwest LLC	02/15/17	201700000766
Mitchell	Substation Site Easement	09/08/16	Interstate Power and Light Company	ITC Midwest LLC	09/29/16	Book 201, Page 1679
Polk	Partial Easement Assignment	12/14/16	Interstate Power and Light Company	ITC Midwest LLC	12/27/16	201600056217
Story	Electric Line Easement	04/19/16	Capstone Farm, LLC	ITC Midwest LLC	05/17/16	2016-00004126

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Story	Electric Line Easement	04/15/16	John C. Hawks and Dorothy A. Hawks, Husband and Wife	ITC Midwest LLC	05/17/16	2016-00004127
Story	Warranty Deed	10/07/16

Mark J. Kenney a/k/a Mark Jeffrey Kenney and Julie A. Kenney a/k/a Julie Ann Kenney, husband and wife, and Bruce N. Kenney a/k/a Bruce Kenney and Barbara J. Kenney a/k/a Barbara Kenney, husband and wife

				ITC Midwest LLC	10/14/16	2016-00010290
Story	Electric Line Easement	10/04/16	Sargent Lease Royalty Trust n/k/a E.I. Sargent & Associates, L.L.C.	ITC Midwest LLC	10/21/16	2016-00010542
Story	Electric Line Easement	10/04/16	Sargent Lease Royalty Trust n/k/a E.I. Sargent & Associates, L.L.C.	ITC Midwest LLC	10/21/16	2016-00010542
Story	Electric Line Easement	10/04/16	Sargent Lease Royalty Trust n/k/a E.I. Sargent & Associates, L.L.C.	ITC Midwest LLC	10/21/16	2016-00010543
Story	Overhang Easement	01/10/17	Sargent Lease Royalty Trust n/k/a E.I. Sargent & Associates, L.L.C.	ITC Midwest LLC	01/24/17	2017-00000648
Tama	Electric Line Easement	06/15/16	Jon Kalinay and Laura Kalinay, Husband and Wife; Joe L. Plesek and Vicky Plesek, Husband and Wife	ITC Midwest LLC	06/28/16	Book 957, Page 437
Tama	Electric Line Easement	06/23/16	GBCS Farms, LLC	ITC Midwest LLC	07/05/16	Book 960, Page 15
Tama	Electric Line Easement	09/26/16	Frances Caroline Ford as Trustee of The Frances Caroline Ford 2010 Trust	ITC Midwest LLC	10/13/16	Book 963, Page 329
Tama	Electric Line Easement	07/12/16	Kruger Commodities, Inc.	ITC Midwest LLC	09/13/16	Book 963, Page 144
Tama	Guy and Anchor Easement	08/28/16	Craig A. Forcht and Dixie Forcht, Husband and Wife	ITC Midwest LLC	12/29/16	Book 966, Page 423
Tama	Electric Line Easement	06/20/16	Rebecca D. McCarty and Susan M. Long, a Married Couple	ITC Midwest LLC	12/29/16	Book 966, Page 415
Tama	Electric Line Easement	07/19/16	Dean J. Benda and Marsha Benda, Husband and Wife	ITC Midwest LLC	12/29/16	Book 966, Page 400
Tama	Guy and Anchor Easement	08/17/16	Mark Princehouse and Ann Princehouse, Husband and Wife; and Max Princehouse and Joann Princehouse, Husband and Wife	ITC Midwest LLC	12/29/16	Book 966, Page 404

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Tama	Electric Line Easement	07/12/16	Mark Princehouse and Ann Princehouse, Husband and Wife; and Max Princehouse and Joann Princehouse, Husband and Wife	ITC Midwest LLC	12/29/16	Book 966, Page 410
Tama	Guy and Anchor Easement	09/20/16	Agra Industries, Inc.	ITC Midwest LLC	12/29/16	Book 966, Page 419
Tama	Guy and Anchor Easement	09/07/16	Paul B. Nardini, a Single Person	ITC Midwest LLC	12/29/16	Book 966, Page 430
Tama	Electric Line Easement	09/07/16	Paul B. Nardini, a Single Person	ITC Midwest LLC	12/29/16	Book 966, Page 426
Tama	Guy and Anchor Easement	08/18/16	Phyllis Smith, a single person	ITC Midwest LLC	12/29/16	Book 966, Page 397
Tama	Guy and Anchor Easement	09/07/16	Shane F. Pitkin and Stefani K. Pitkin, Husband and Wife	ITC Midwest LLC	12/29/16	Book 966, Page 393
Tama	Electric Line Easement	06/10/16	Agra Industries, Inc.	ITC Midwest LLC	12/30/16	Book 966, Page 445
Tama	Electric Line Easement	07/12/16	Michael J. Doyle and Joleen A. Doyle, Husband and Wife	ITC Midwest LLC	12/30/16	Book 966, Page 449
Tama	Electric Line Easement	09/16/16	Conrad A. Kent and Margarita Kent, Husband and Wife	ITC Midwest LLC	12/30/16	Book 966, Page 453
Tama	Electric Line Easement	06/08/16	Bernard E. Upah a/k/a Bernard Upah, a Single Person	ITC Midwest LLC	12/30/16	Book 966, Page 457
Tama	Electric Line Easement	06/27/16	Richard Rubenbauer, a Single Person	ITC Midwest LLC	01/03/17	Book 966, Page 479
Tama	Guy and Anchor Easement	11/21/16	Incorporated City of Tama, Iowa	ITC Midwest LLC	01/06/17	Book 968, Page 32
Tama	Electric Line Easement	09/29/16	Vajgret Estate Holding Company, LLC	ITC Midwest LLC	01/06/17	Book 968, Page 36
Tama	Guy and Anchor Easement	09/29/16	Vajgret Estate Holding Company, LLC	ITC Midwest LLC	01/06/17	Book 968, Page 40
Wapello	Electric Line Easement	06/06/16	Henry Dennis Anstey a/k/a Dennis Anstey and Belinda Jean Anstey a/k/a Belinda Anstey, Husband and Wife	ITC Midwest LLC	07/14/16	2016 2997
Wapello	Electric Line Easement	06/30/16	Richard W. McCright and Dorothy McCright, Husband and Wife	ITC Midwest LLC	07/14/16	2016 2995
Wapello	Electric Line Easement	05/16/16	Phillip Dean Meyer and Jennifer L. Meyer, Husband and Wife	ITC Midwest LLC	07/14/16	2016 2996
Wapello	Electric Line Easement	05/16/16	Phillip Dean Meyer and Jennifer L. Meyer, Husband and Wife	ITC Midwest LLC	07/14/16	2016 2996
Wapello	Electric Line Easement	05/24/16	Isaac E. Baskett and Karen L. Baskett, Husband and Wife	ITC Midwest LLC	07/27/16	2016 3199

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Wapello	Electric Line Easement	05/31/16

Glenn E. Harter as Trustee, under the provisions of the “Glenn E. Harter Trust dated August 28, 2008”, and Vicki S. Harter as Trustee, under the provisions of the “Vicki S. Harter Trust dated August 28, 2008”

				ITC Midwest LLC	08/04/16	2016 3331
Wapello	Electric Line Easement	05/24/16	Ronald D. Shafer and Shellee K. Shafer, Husband and Wife	ITC Midwest LLC	08/04/16	2016 3332
Wapello	Electric Line Easement	05/18/16	Darrell D. Stober and Marion C. Stober, Husband and Wife	ITC Midwest LLC	08/04/16	2016 3333
Wapello	Electric Line Easement	08/01/16	Bruce Severson and Heather Severson, Husband and Wife	ITC Midwest LLC	08/04/16	2016 3334
Wapello	Electric Line Easement	06/20/16	William J. Leonard and Robin L. Leonard, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3762
Wapello	Electric Line Easement	08/16/16	Thomas D. Bebernes and Cynthia C. Bebernes, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3764
Wapello	Electric Line Easement	07/18/16	Patrick T. Larkin, as Trustee under the provisions of a Trust Agreement created by Patrick T. Larkin and dated the 5th day of November, 1996	ITC Midwest LLC	09/06/16	2016 3766
Wapello	Electric Line Easement	07/18/16	Christopher W. Larkin and Teresa D. Larkin, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3767
Wapello	Electric Line Easement	07/18/16	Christopher W. Larkin and Teresa D. Larkin, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3767
Wapello	Electric Line Easement	07/18/16	Christopher W. Larkin and Teresa D. Larkin, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3767
Wapello	Electric Line Easement	07/14/16	James Haines and Ruth Ann Haines, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3768
Wapello	Electric Line Easement	07/14/16	James Haines and Ruth Ann Haines, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3768
Wapello	Electric Line Easement	08/25/16	Charles Roy Harter and Judith E. Harter, Husband and Wife	ITC Midwest LLC	09/06/16	2016 3769
Wapello	Electric Line Easement	08/23/16	Lee Alan Lukehart, a Single Person	ITC Midwest LLC	09/09/16	2016 3851

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Wapello	Electric Line Easement	08/23/16	Lee Alan Lukehart, a Single Person	ITC Midwest LLC	09/09/16	2016 3851
Wapello	Electric Line Easement	08/08/16	Doyle R. Eakins, Jr. and Penny R. Eakins, Husband and Wife	ITC Midwest LLC	09/09/16	2016 3852
Wapello	Electric Line Easement	05/26/16	Danny J. Bircher and Connie J. Bircher, Husband and Wife	ITC Midwest LLC	09/29/16	2016 4168
Wapello	Electric Line Easement	05/26/16	Danny J. Bircher and Connie J. Bircher, Husband and Wife	ITC Midwest LLC	09/29/16	2016 4168
Wapello	Electric Line Easement	07/18/16	Judith A. Martin, a Single Person; Janice M. Putnam and Dale M. Putnam, Wife and Husband; and Marietta Jane Kingston, a Single Person	ITC Midwest LLC	09/29/16	2016 4169
Wapello	Electric Line Easement	07/01/16	Gerald A. Shaw and Susan Shaw, Husband and Wife	ITC Midwest LLC	09/29/16	2016 4170
Wapello	Electric Line Easement	07/12/16	Curtis E. Woten and Laura L. Woten, Husband and Wife	ITC Midwest LLC	09/29/16	2016 4171
Wapello	Vegetation Management and Structure Clearance Easement	07/12/16	Curtis E. Woten and Laura L. Woten, Husband and Wife	ITC Midwest LLC	09/29/16	2016 4172
Wapello	Electric Line Easement	09/08/16	Beverly C. Larkin, a Single Person	ITC Midwest LLC	10/20/16	2016 4524
Wapello	Electric Line Easement	07/18/16

Patrick T. Larkin, as Trustee under the provisions of a Trust Agreement created by Patrick T. Larkin and dated the 5th day of November, 1996; and Geraldine A. Larkin, as Trustee under the provisions of a Trust Agreement created by Geraldine A. Larkin and dated the 5th day of November, 1996

				ITC Midwest LLC	10/20/16	2016 4526
Wapello	Electric Line Easement	05/19/16	Harold H. James and Willene K. James, Husband and Wife	ITC Midwest LLC	10/21/16	2016 4552
Wapello	Electric Line Easement	06/30/16	Alan A. Pilcher and Debra S. Pilcher, Husband and Wife	ITC Midwest LLC	10/21/16	2016 4554
Wapello	Electric Line Easement	07/13/16	Success Bank, as Conservator of the Conservatorship of Frankllin M. Hancock	ITC Midwest LLC	10/28/16	2016 4643
Wapello	Electric Line Easement	11/02/16	Finis K. Foust, a Single Person	ITC Midwest LLC	11/09/16	2016 4859

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Wapello	Electric Line Easement	11/02/16	Finis K. Foust, a Single Person	ITC Midwest LLC	11/09/16	2016 4859
Wapello	Electric Line Easement	10/25/16	Charles Wallace Rosenbalm and Cheryl Joan Rosenbalm, Husband and Wife	ITC Midwest LLC	11/09/16	2016 4860
Wapello	Electric Line Easement	10/25/16	Donald E. Houk and Lisa Ann Houk, Husband and Wife	ITC Midwest LLC	11/09/16	2016 4861
Wapello	Electric Line Easement	11/17/16	Jsoeph Edward Larson and Gretchen Kathleen Larson, Husband and Wife	ITC Midwest LLC	12/28/16	2016 5496
Wapello	Electric Line Easement	11/17/16	Merlyn Duane Bass and Mary Lou Bass, Husband and Wife	ITC Midwest LLC	12/28/16	2016 5498
Wapello	Electric Line Easement	11/17/16

Joseph E. Larson and Gretchen Larson, Husband and Wife (Contract Sellers); and Merlyn Duane Bass and Mary L. Bass, Husband and Wife, and Will Heckart and Kelly Heckart, Husband and Wife (Contract Buyers)

				ITC Midwest LLC	12/28/16	2016 5499
Wapello	Electric Line Easement	11/22/16	Norma R. Phillips, a single person	ITC Midwest LLC	12/28/16	2016 5500
Wapello	Electric Line Easement	11/23/16	Cornelio Vielma and Jane Vielma, Husband and Wife	ITC Midwest LLC	12/28/16	2016 5501
Wapello	Electric Line Easement	11/23/16	Cornelio Vielma and Jane Vielma, Husband and Wife	ITC Midwest LLC	12/28/16	2016 5501
Wapello	Electric Line Easement	11/29/16	Brent D. Payne, a single person	ITC Midwest LLC	12/28/16	2016 5502
Wapello	Electric Line Easement	06/23/16	Patrick J. Wagner, a Single Person	ITC Midwest LLC	12/29/16	2016 5512
Wapello	Electric Line Easement	07/14/16	Jerry A. Shaw and Kelly Shaw, Husband and Wife	ITC Midwest LLC	12/29/16	2016 5513
Wapello	Electric Line Easement	07/13/16	Raymond Gene Phillips, Trustee of the Raymond Gene Phillips Trust Agreement dated August 25, 1998	ITC Midwest LLC	12/29/16	2016 5514
Wapello	Electric Line Easement	07/13/16	Raymond Gene Phillips, Trustee of the Raymond Gene Phillips Trust Agreement dated August 25, 1998	ITC Midwest LLC	12/29/16	2016 5514
Wapello	Electric Line Easement	06/02/16	Richard H. Pitzen a/k/a Richard Pitzen and Connie Pitzen, Husband and Wife	ITC Midwest LLC	12/29/16	2016 5515
Wapello	Electric Line Easement	05/31/16	Michael D. Stewart, a Single Person	ITC Midwest LLC	12/29/16	2016 5516

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Wapello	Electric Line Easement	06/21/11	Larry Allen Harsch, a single person	ITC Midwest LLC	12/29/16	2016 5517
Wapello	Electric Line Easement	01/06/17	Alleen Hedge as Successor Trustee of the H. Kay Hedge Revocable Trust dated the 30th day of April, 2014	ITC Midwest LLC	01/26/17	2017 0382
Wapello	Electric Line Easement	05/25/16	William J. Wisse, a single person	ITC Midwest LLC	01/26/17	2017 0381
Wapello	Electric Line Easement	08/11/16	John D. (Jack) Bedner and Wanda G. Bedner, Husband and Wife	ITC Midwest LLC	01/26/17	2017 0380
Wapello	Substation Site Easement	01/19/17	Interstate Power and Light Company	ITC Midwest LLC	01/30/17	2017 0436
Washington	Electric Line Easement	06/10/15	Whiteway Farm, Inc.	ITC Midwest LLC	07/07/15	2015-2289
Washington	Electric Line Easement	12/16/15	PCW Farmland, LLC, an Iowa limited liability company	ITC Midwest LLC	01/06/16	2016-0057
Wayne	Guy and Anchor Easement	08/28/15	Paul M. Franzkowiak and Carolee M. Franzkowiak, husband and wife	ITC Midwest LLC	09/04/15	Book 122, Page 248
Wayne	Amended and Restated Guy and Anchor Easement	08/25/15	2T Investments LLC	ITC Midwest LLC	09/04/15	Book 122, Page 254
Wayne	Amended and Restated Guy and Anchor Easement	08/24/15	Irene Woolis, as life tenant “Deceased”, and Lucille Woolis Andersen, as remainderman and her spouse Arthur A. Andersen	ITC Midwest LLC	09/04/15	Book 122, Page 245A
Wayne	Amended and Restated Guy and Anchor Easement	08/27/15

Verle W. Norris and Linda R. Norris, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common, an undivided ½ interest; and Douglas J. Goben and Denise Goben, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common, an undivided ½ interest

				ITC Midwest LLC	09/04/15	Book 122, Page 250
Wayne	Vegetation Management Easement	09/18/15	Ethan Dean and Kiley Lynn Garrison, husband and wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest LLC	10/28/15	Book 122, Page 369

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	03/05/15	Steven G. Rodberg and Bonnie L. Rodberg, Husband and Wife; Terry J. Rodberg and Karen K. Rodberg, Husband and Wife, and Scott K. Rodberg and Darla K. Rodberg, Husband and Wife	ITC Midwest LLC	03/25/15	2015-0393
Winnebago	Electric Line Easement	03/11/15	Geoffrey A. Anderson and Jodie B. Anderson, husband and wife; and Gorden A. Anderson, Jr. and Denise E. Anderson, husband and wife	ITC Midwest LLC	04/23/15	2015-0539
Winnebago	Electric Line Easement	04/21/15	Dairyland Power Cooperative	ITC Midwest LLC	04/27/15	2015-0562
Winnebago	Electric Line Easement	04/22/15	Alma Jean Legried as Trustee of the Alma Jean Legried Trust dated June 19, 2012	ITC Midwest LLC	05/05/15	2015-0596
Winnebago	Electric Line Easement	05/06/14	Florence O. Nelson, a Single Person, Life Tenant; Gary J. Nelson, a Single Person; and Steven J. nelson and Kathleen Nelson, Husband and Wife	ITC Midwest LLC	05/06/15	2015-0613
Winnebago	Electric Line Easement	03/26/15	Francis H. Yegge and Ruth Ann Yegge, Husband and Wife	ITC Midwest LLC	05/06/15	2015-0615
Winnebago	Electric Line Easement	03/17/15	Alphs Farms, Inc.	ITC Midwest LLC	05/14/15	2015-0670
Winnebago	Electric Line Easement	03/17/15	Juliana Meyer, a Single Person	ITC Midwest LLC	06/04/15	2015-0783
Winnebago	Electric Line Easement	01/30/15	Holland Pork LLC	ITC Midwest LLC	06/04/15	2015-0784
Winnebago	Electric Line Easement	08/15/14	Roger Nerdig, Trustee of the Geoffrey Anderson Irrevocable Trust	ITC Midwest LLC	06/04/15	2015-0785
Winnebago	Electric Line Easement	04/10/15	Beverly Land Company	ITC Midwest LLC	06/04/15	2015-0786
Winnebago	Electric Line Easement	05/15/15	James B. Rygh, Jr., Trustee of the James B. Rygh Trust	ITC Midwest LLC	06/04/15	2015-0789
Winnebago	Electric Line Easement	04/15/15	Mary A. Ryerson, a single person	ITC Midwest LLC	06/04/15	2015-0790
Winnebago	Electric Line Easement	04/15/15	Daniel P. Ryerson and Janet L. Ryerson, Husband and Wife	ITC Midwest LLC	06/04/15	2015-0791
Winnebago	Electric Line Easement	05/21/15	Milford Helgeson Farms Inc., an Iowa corporation	ITC Midwest LLC	06/04/15	2015-0788

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	05/12/15	Yvonne M. Johnson, a single person; and Yvonne M. Johnson and Jean Doss, Trustees of the Roy B. Johnson Trust	ITC Midwest LLC	06/04/15	2015-0792
Winnebago	Electric Line Easement	05/18/15	D & R Rentals, LLC	ITC Midwest LLC	06/10/15	2015-0822
Winnebago	Electric Line Easement	05/27/15	Douglas Sunde a/k/a Douglas D. Sunde, a single person	ITC Midwest LLC	06/15/15	2015-0845
Winnebago	Amended and Restated Easement Agreement	05/12/15	Dennis A. Yegge and Edna J. Yegge, Husband and Wife	ITC Midwest LLC	06/15/15	2015-0846
Winnebago	Electric Line Easement	06/11/15	Tracy L. Adams and Jodi L. Adams, Husband and Wife	ITC Midwest LLC	06/19/15	2015-0869
Winnebago	Electric Line Easement	06/11/15	Marvin L. Prescott and Donna Prescott, Husband and Wife	ITC Midwest LLC	06/19/15	2015-0871
Winnebago	Electric Line Easement	06/11/15	James Anderson and Laurann Anderson, Husband and Wife	ITC Midwest LLC	06/19/15	2015-0868
Winnebago	Electric Line Easement	06/11/15	Helen Arlene Nelson and Rudolph S. Nelson, Co-Trustees of the Helen Arlene Nelson Revocabel Trust U/A dated 3/29/99	ITC Midwest LLC	06/19/15	2015-0872
Winnebago	Electric Line Easement	06/10/15	Lyle D. Nelson and Debra R. Nelson, Husband and Wife; and Eugene J. Irons and Sharon K. Irons, Husband and Wife	ITC Midwest LLC	06/19/15	2015-0867
Winnebago	Electric Line Easement	06/11/15	Alan D. Flugum and Deanna L. Flugum, Husband and Wife	ITC Midwest LLC	06/19/15	2015-0870
Winnebago	Electric Line Easement	06/12/15	Ruth E. Edwards, a single person; and Ruth E. Edwards, Bruce F. Edwards and Mary C. Edwards as Co-Trustees of the Robert R. Edwards Trust	ITC Midwest LLC	07/13/15	2015-1005
Winnebago	Electric Line Easement	07/01/15	David A. Helgeson, a single person	ITC Midwest LLC	07/21/15	2015-1057
Winnebago	Electric Line Easement	07/01/15	Milford Helgeson Farms Inc., an Iowa corporation	ITC Midwest LLC	07/21/15	2015-1058

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	06/17/15

Calmer Langerud as Trustee of the Calmer Langerud Trust dated June 11, 2014; Sally Bevan and James Bevan, Wife and Husband; Ernest Langerud and Susan Langerud, Husband and Wife; David Langerud, a Single Person; and Ann M. Benzshawel, Alan D. Langerud and Amber R. Hollar as Co-Trustees of the Residuary Trust Under Last Will and Testament of Duane R. Langerud Dated 7-31-96

				ITC Midwest LLC	07/28/15	2015-1089
Winnebago	Electric Line Easement	06/01/15

Marlyn G. Hassebroek and Ruth A. Hassebroek, Husband and Wife; Nancy J. Hassebroek, a single person; Steven R. Hassebroek and Sharla K. Hassebroek, Husband and Wife; and Darla D. Hassebroek, a single person

				ITC Midwest LLC	07/28/15	2015-1090
Winnebago	Electric Line Easement	11/06/13	Howard O. and Lila M. Laugen, Husband and Wife	ITC Midwest LLC	08/06/15	2015-1168
Winnebago	Electric Line Easement	12/20/13	Dean Mechem as Trustee of the Dean Mechem Trust dated August 25, 2012 and Elsie L. Mechem as Trustee of the Elsie L. Mechem Trust dated August 27, 2012	ITC Midwest LLC	08/06/15	2015-1157
Winnebago	Electric Line Easement	06/12/14

Gilman Trostheim, Trustee of the Gilman Trostheim Revocable Trust under Agreement dated April 10, 2014; Steve Trostheim, a Single Person; Larry Trostheim, a Single Person; Cheryl Swanson and Dennis Swanson, Wife and Husband; and Vicki Hagen and Brad Hagen, Wife and Husband

				ITC Midwest LLC	08/06/15	2015-1158
Winnebago	Electric Line Easement	08/14/13	Gilman O. Trostheim, a Single Person	ITC Midwest LLC	08/06/15	2015-1159

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	10/18/13	Ronald O. Pederson and Jean C. Pederson, Husband and Wife; JoAnn L. Pederson, a Single Person; Wayne H. Pederson, a Single Person; and Linda M. Thompson and Douglas Thompson, Wife and Husband	ITC Midwest LLC	08/06/15	2015-1160
Winnebago	Electric Line Easement	10/14/13	Eric Ambroson, a Single Person	ITC Midwest LLC	08/06/15	2015-1161
Winnebago	Electric Line Easement	11/01/13	Margery E. Moen and Kenton Moen, Wife and Husband	ITC Midwest LLC	08/06/15	2015-1162
Winnebago	Electric Line Easement	04/10/14	Arland H. Rasmussen and Verna M. Rasmussen, Husband and Wife	ITC Midwest LLC	08/06/15	2015-1163
Winnebago	Electric Line Easement	09/11/13	Sharon K. Johnson, a Single Person	ITC Midwest LLC	08/06/15	2015-1164
Winnebago	Electric Line Easement	12/18/13	Merlyn C. Schmoll, a Single Person; and the Estate of Lois M. Schmoll by Merlyn C. Schmoll, Administrator	ITC Midwest LLC	08/06/15	2015-1165
Winnebago	Electric Line Easement	11/08/13	Julie Karjalahti and Cindy Olson as Trustees of the Carole Y. Rodberg Trust	ITC Midwest LLC	08/06/15	2015-1166
Winnebago	Electric Line Easement	05/05/14	Cynthia Lynn Nelson, a Single Person; and Deborah Louise Tsuruta and Ryoji Tsuruta, Wife and Husband	ITC Midwest LLC	08/06/15	2015-1167
Winnebago	Electric Line Easement	09/24/13	Douglas Hauan, a Single Person	ITC Midwest LLC	08/06/15	2015-1169
Winnebago	Vegetation Management and Structure Clearance Easement	02/04/14	Kiewiet Farms , L.L.L.P.	ITC Midwest LLC	08/06/15	2015-1170
Winnebago	Electric Line Easement	08/12/13	Alma Jean Legried as Trustee of the Alma Jean Legried Trust dated June 19, 2012	ITC Midwest LLC	08/06/15	2015-1153
Winnebago	Electric Line Easement	03/07/14	Verle Duane Feldick, a/k/a Verle D. Feldick and Ellen Beth Feldick, Husband and Wife	ITC Midwest LLC	08/06/15	2015-1147
Winnebago	Electric Line Easement	09/04/14	Feldick Cattle Company, Inc.	ITC Midwest LLC	08/06/15	2015-1148
Winnebago	Electric Line Easement	02/04/14	Kiewiet Farms , L.L.L.P.	ITC Midwest LLC	08/06/15	2015-1150
Winnebago	Electric Line Easement	09/26/13	Dean K. Beenken and Becky L. Beenken, Husband and Wife	ITC Midwest LLC	08/06/15	2015-1151
Winnebago	Electric Line Easement	09/25/13	Darren D. Beenken, a Single Person	ITC Midwest LLC	08/06/15	2015-1152

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	01/24/14	Brent M. Hintz and Lynnette M. Hintz, Husband and Wife	ITC Midwest LLC	08/06/15	2015-1154
Winnebago	Vegetation Management and Structure Clearance Easement	01/16/14	Alma Jean Legried as Trustee of the Alma Jean Legried Trust dated June 19, 2012	ITC Midwest LLC	08/06/15	2015-1149
Winnebago	Electric Line Easement	09/18/13	J&M Allsop Revocable Trust, dated August 28, 2009	ITC Midwest LLC	08/06/15	2015-1155
Winnebago	Electric Line Easement	11/01/13	Hazel E. Larson, a Single Person	ITC Midwest LLC	08/06/15	2015-1156
Winnebago	Amended and Restated Easement Agreement	06/23/15	Kristi L. Freeman f/k/a Kristi Davids Freeman and Mark T. Freeman, Wife and Husband; and Sheila Davids-Sabin and Randal E. Sabin, Wife and Husband	ITC Midwest LLC	08/18/15	2015-1246
Winnebago	Electric Line Easement	07/30/15	Eisenhauer Farms, Limited	ITC Midwest LLC	08/24/15	2015-1276
Winnebago	Electric Line Easement	06/17/15	Joan Sunde, a Single Person; and Dougals D. Sunde and Alison K. Hofland as Co-Trustees of the Dean L. Sunde Family Trust, subjec to a life estate in Joan Sunde	ITC Midwest LLC	08/24/15	2015-1275
Winnebago	Electric Line Easement	06/17/15	Joan Sunde, a Single Person; and Dougals D. Sunde and Alison K. Hofland as Co-Trustees of the Dean L. Sunde Family Trust, subjec to a life estate in Joan Sunde	ITC Midwest LLC	08/24/15	2015-1275
Winnebago	Electric Line Easement	08/13/15	Rollin M. Kiewiet and Ethel F. Kiewiet, Husband and Wife	ITC Midwest LLC	08/28/15	2015-1322
Winnebago	Electric Line Easement	08/11/15	Marilyn G. Saxerud, Trustee of the Saxerud Family Trust dated November 3, 1992 and restated July 30, 2004	ITC Midwest LLC	08/28/15	2015-1323
Winnebago	Electric Line Easement	04/01/14	Richard D. Block and Darlene Block, Husband and Wife	ITC Midwest LLC	08/28/15	2015-1324
Winnebago	Electric Line Easement	11/14/13	Rebecca Helgeson and Jon T. Helgeson, Wife and Husband; and Nancy Twito Morris, a Single Person	ITC Midwest LLC	08/28/15	2015-1325

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	06/25/14

Yvonne M. Johnson and Jean Doss, Trustees of the Roy B. Johnson Trust; Doris G. Olson and Corey W. Herrick, Trustees of the Doris G. Olson Trust dated August 26, 2004; and Matthew E. Rowland, a Single Person; Mary A. Rowland, a Single Person; and Pamela K. Edvalds, a Single Person

				ITC Midwest LLC	09/09/15	2015-1395
Winnebago	Electric Line Easement	11/04/13

Paul Edward Wirtz, Trustee, and to the sucessors in trust under the certain Trust Agreement, dated December 1, 1983, wherein Paul Edward Wirtz is Grantor, and as the same may be amended from time to time; Virginia Ann Wirtz, Trustee, and to the successors in trust under the certian Trust Agreement, dated December 1, 1983, wherein Virginia Ann Wirtz is Grantor, and as the same may be amended from time to time; and Paul Edward Wirtz, Trust UTA Dated 12/1/83, as Amended

				ITC Midwest LLC	09/09/15	2015-1389
Winnebago	Electric Line Easement	08/21/15	Eisenhauer Farms, Limited	ITC Midwest LLC	09/09/15	2015-1391
Winnebago	Electric Line Easement	09/11/13	Dean K. Farland and Ruby P. Farland, Husband and Wife	ITC Midwest LLC	09/09/15	2015-1392
Winnebago	Electric Line Easement	08/29/13	JoAnne Hamilton and Mark Hamilton, Wife and Husband	ITC Midwest LLC	09/09/15	2015-1393
Winnebago	Electric Line Easement	10/02/13	The Harry W. Shortenhaus Revocable Trust Under Agreement dated November 10, 1992; and Gladys R. Shortenhaus, Trustee of the Gladys R. Shortenhaus Trust Under Agreement dated November 10, 1992	ITC Midwest LLC	09/09/15	2015-1394
Winnebago	Electric Line Easement	02/26/14	Duane D. Buhmann and Lorene R. Buhmann, Husband and Wife	ITC Midwest LLC	09/09/15	2015-1396

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Vegetation Management and Structure Clearance Easement	02/04/14	Lee C. Kiewiet, a Single Person	ITC Midwest LLC	09/09/15	2015-1390
Winnebago	Vegetation Management and Structure Clearance Easement	09/03/15	Lee C. Kiewiet, a single person	ITC Midwest LLC	09/10/15	2015-1410
Winnebago	Electric Line Easement	10/09/13	David Albertson and Sheryl Albertson, Husband and Wife; and Julaine C. Albertson, a Single Person	ITC Midwest LLC	09/14/15	2015-1427
Winnebago	Electric Line Easement	12/04/14

Reuben D. Hanna, a Single Person; and Douglas Hanna, a Married Person, Claran Stevens, a Married Person, Marcia Holt, a Married Person, John Hanna, a Married Person, Janet Hebrink, a Married Person, Robert Hanna, a Married Person, and Lisa Durby, a Married Person, subject to a Life Estate in Reuben D. Hanna

				ITC Midwest LLC	09/14/15	2015-1428
Winnebago	Electric Line Easement	10/01/13	Duane Boehm, a Single Person	ITC Midwest LLC	09/14/15	2015-1424
Winnebago	Electric Line Easement	04/22/15	Jane M. Abels as Trustee of the Jane M. Abels Trust dated August 21, 2012	ITC Midwest LLC	09/14/15	2015-1425
Winnebago	Electric Line Easement	02/13/15	Brent D. Matson and Diane J. Matson, Husband and Wife	ITC Midwest LLC	09/14/15	2015-1426
Winnebago	Vegetation Management and Structure Clearance Easement	02/05/14	Jane M. Abels as Trustee of the Jane M. Abels Trust dated August 21, 2012	ITC Midwest LLC	09/14/15	2015-1423
Winnebago	Electric Line Easement	02/06/14	George A. Wempen and Irene M. Wempen, Husband and Wife	ITC Midwest LLC	09/30/15	2015-1534
Winnebago	Electric Line Easement	02/03/15	Eagle Pork, Inc.	ITC Midwest LLC	09/30/15	2015-1536
Winnebago	Electric Line Easement	08/25/15	Kathryn I. Miller, a Single Person; and Larry Dietrich, a Single Person	ITC Midwest LLC	09/30/15	2015-1538
Winnebago	Electric Line Easement	11/21/13	Bernice J. Engebretson, a Single Person	ITC Midwest LLC	09/30/15	2015-1539

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	10/18/13	Ronald O. Pederson and Jean C. Pederson, Husband and Wife; JoAnn L. Pederson, a Single Person; Wayne H. Pederson, a Single Person; and Linda M. Thompson and Douglas Thompson, Wife and Husband	ITC Midwest LLC	09/30/15	2015-1542
Winnebago	Electric Line Easement	07/14/15	Winnebago County, Iowa	ITC Midwest LLC	12/10/15	2015-1869
Winnebago	Vegetation Management and Structure Clearance Easement	08/11/14	Robert A. Drugg and Terri B. Drugg, Husband and Wife	ITC Midwest LLC	02/03/16	2016-0158
Winnebago	Vegetation Management and Structure Clearance Easement	09/22/14	Allyn G. Fjelstad, a Single Person	ITC Midwest LLC	02/03/16	2016-0160
Winnebago	Vegetation Management and Structure Clearance Easement	08/07/14	Steven E. Peterson and Kathleen L. Peterson, Husband and Wife	ITC Midwest LLC	02/03/16	2016-0159
Winnebago	Electric Line Easement	03/12/15	Mylan D. Johnson and Lois E. Johnson, Husband and Wife	ITC Midwest LLC	03/02/16	2016-0292
Winnebago	Amended and Restated Easement Agreement	01/22/14	Barbara Jean Davids and Dallas L. Davids, Wife and Husband	ITC Midwest LLC	04/01/16	2016-0487
Winnebago	Electric Line Easement	03/14/16	Winnebago County, Iowa	ITC Midwest LLC	05/26/16	2016-0796
Winnebago	Electric Line Easement	02/25/14	Helen Arlene Nelson and Rudolph S. Nelson, Trustees of the Rudolph S. Nelson Revocable Trust U/A dated 3/29/99	ITC Midwest LLC	06/03/16	2016-0846
Winnebago	Electric Line Easement	02/25/14	Helen Arlene Nelson and Rudolph S. Nelson, Trustees of the Rudolph S. Nelson Revocable Trust U/A dated 3/29/99	ITC Midwest LLC	06/03/16	2016-0846
Winnebago	Electric Line Easement	01/16/14	Gary L. Pederson a/k/a Gary Pederson and Cynthia K. Pederson a/k/a Cindy Pederson, Husband and Wife	ITC Midwest LLC	06/03/16	2016-0845
Winnebago	Electric Line Easement	01/16/14	Gary L. Pederson a/k/a Gary Pederson and Cynthia K. Pederson a/k/a Cindy Pederson, Husband and Wife	ITC Midwest LLC	06/03/16	2016-0845

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	Electric Line Easement	03/06/14	The Harry W. Shortenhaus Revocable Trust Under Agreement dated November 10, 1992; and Galdys R. Shortenhaus, Trustee of the Gladys R. Shortenhaus Trust Under Agreement dated November 10, 1992	ITC Midwest LLC	06/03/16	2016-0844
Winnebago	Electric Line Easement	02/24/15	The Estate of Myrtle Hagen, Deceased, by Marge Brones and Francis Yegge, as Co-Executors; and by Immanuel Lutheran Church and Lutheran World Relief, as Beneficiaries	ITC Midwest LLC	06/15/16	2016-0913
Winnebago	Electric Line Easement	11/19/13	Michael W. Larson and Rosanne M. Larson, Husband and Wife	ITC Midwest LLC	06/16/16	2016-0921
Winnebago	Electric Line Easement	11/13/13	Ronald J. Abels and Linda K. Abels, Trustees of the Ronald and Linda Abels Trust U/T/A dated February 25, 2004	ITC Midwest LLC	06/21/16	2016-0957
Winnebago	Vegetation Management and Structure Clearance Easement	06/13/16	Frank’s Wetlands, LLC	ITC Midwest LLC	06/29/16	2016-1004
Winnebago	Partial Easement Assignment	09/29/16	Dairyland Power Cooperative	ITC Midwest LLC	10/11/16	2016-1528
Winnebago	Electric Line Easement	09/15/16	Tressa Larson, a single person	ITC Midwest LLC	10/31/16	2016-1641
Winnebago	Electric Line Easement	09/14/16	Gary K. Friesenborg and Linda M. Friesenborg, Husband and Wife	ITC Midwest LLC	10/31/16	2016-1642
Winnebago	Electric Line Easement	09/14/16	Gary K. Friesenborg and Linda M. Friesenborg, Husband and Wife	ITC Midwest LLC	10/31/16	2016-1643
Worth	Electric Line Easement	12/01/14	Norm and Barb Johnson Family Partnership, L.P.	ITC Midwest LLC	03/19/15	20150246
Worth	Amended and Restated Easement Agreement	01/22/15	Bidne Farms, Inc. (Contract Seller) and Aldin Stecker, a single person (Contract Buyer)	ITC Midwest LLC	03/26/15	20150271
Worth	Electric Line Easement	02/12/14	Wayne Saxerud, Successor Trustee of the Darlene M. Groe Revocable Trust dated October 16, 2003	ITC Midwest LLC	04/27/15	20150428

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Electric Line Easement	02/12/14	Wayne Saxerud, Successor Trustee of the Darlene M. Groe Revocable Trust dated October 16, 2003	ITC Midwest LLC	04/27/15	20150428
Worth	Electric Line Easement	05/15/15	Virginia J. Moore and Walter B. Moore, as Trustees of the Virginia J. Moore Revocable Trust	ITC Midwest LLC	06/04/15	20150590
Worth	Electric Line Easement	04/30/15	Marlin D. Liljedahl as Trustee of the Marlin D. Liljedahl Revocable Trust dated May 2, 2006; and Carol J. Liljedahl as Trustee of the Carol J. Liljedahl Revocable Trust dated May 2, 2006	ITC Midwest LLC	06/04/15	20150589
Worth	Vegetation Management and Structure Clearance Easement	05/15/15	Virginia J. Moore and Walter B. Moore, as Trustees of the Virginia J. Moore Revocable Trust	ITC Midwest LLC	06/05/15	20150594
Worth	Vegetation Management and Structure Clearance Easement	05/15/15	Virginia J. Moore and Walter B. Moore, as Trustees of the Virginia J. Moore Revocable Trust	ITC Midwest LLC	06/05/15	20150594
Worth	Electric Line Easement	05/21/15	Judith E. Bakke and Allan P. Bakke, Wife and Husband; and Elise C. Wood and William B. Wood, Wife and Husband	ITC Midwest LLC	06/19/15	20150649
Worth	Vegetation Management and Structure Clearance Easement	05/21/15	Judith E. Bakke and Allan P. Bakke, Wife and Husband; and Elise C. Wood and William B. Wood, Wife and Husband	ITC Midwest LLC	06/19/15	20150650
Worth	Electric Line Easement	06/04/15	Dianne S. Jacobson and Larry J. Jacobson, Wife and Husband; and Jodene K. Mershon, a single person	ITC Midwest LLC	06/19/15	20150648
Worth	Electric Line Easement	06/12/15	David A. Holt and Marilyn Holt, Husband and Wife	ITC Midwest LLC	07/01/15	20150714
Worth	Electric Line Easement	06/11/15	Gregory L. Holt and Marilyn Holt, Husband and Wife	ITC Midwest LLC	07/01/15	20150719
Worth	Vegetation Management and Structure Clearance Easement	06/11/15	Joseph L. Holt and Marcia K. Holt, Husband and Wife	ITC Midwest LLC	07/01/15	20150718
Worth	Electric Line Easement	06/03/15	Lazy H Company	ITC Midwest LLC	07/01/15	20150716

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Vegetation Management and Structure Clearance Easement	06/11/15	Gordon W. Hagen and Jean A. Hagen, Husband and Wife	ITC Midwest LLC	07/01/15	20150715
Worth	Vegetation Management and Structure Clearance Easement	07/06/15	Scott Helgeson, a/k/a Scott N. Helgeson and Elaine K. Helgeson, Husband and Wife	ITC Midwest LLC	07/28/15	20150945
Worth	Vegetation Management and Structure Clearance Easement	03/18/14	State of Iowa	ITC Midwest LLC	08/10/15	20150985
Worth	Electric Line Easement	10/18/13	Andrew R. Wubben and Kathleen Wubben, Husband and Wife; Dale A. Wubben and Rebecca Wubben, Husband and Wife; and Paul D. Wubben and Heather Wubben, Husband and Wife	ITC Midwest LLC	08/10/15	20150986
Worth	Electric Line Easement	10/29/13	Andrew Madson, a single person	ITC Midwest LLC	08/10/15	20150987
Worth	Electric Line Easement	11/27/13	Rodney R. Loken and Susan M. Loken, Husband and Wife	ITC Midwest LLC	08/10/15	20150988
Worth	Electric Line Easement	09/11/14	Curtis A. Nelson as Trustee of the Curtis A. Nelson dated August 5, 2013; Patricia L. Nelson as Trustee of the Patricia L. Nelson Trust dated August 5, 2013; and Chad M. Nelson and Jamie L. Nelson, Husband and Wife	ITC Midwest LLC	08/10/15	20150989
Worth	Electric Line Easement	09/25/13	Robert A. Nelson, a Single Person	ITC Midwest LLC	08/10/15	20150990
Worth	Amended and Restated Easement Agreement	10/19/13	Paul S. Hengesteg, a Single Person; and Julie M. Bergeson and John W. Bergeson, Wife and Husband	ITC Midwest LLC	08/10/15	20150991
Worth	Amended and Restated Easement Agreement	10/11/13	Mary Ann Christianson f/k/a Mary Ann Butler and Gary W. Christianson, Wife and Husband	ITC Midwest LLC	08/10/15	20150992
Worth	Amended and Restated Easement Agreement	10/11/13	Mary Ann Christianson f/k/a Mary Ann Butler and Gary W. Christianson, Wife and Husband	ITC Midwest LLC	08/10/15	20150992
Worth	Electric Line Easement	07/29/15	Gustav T. Hagen and Diane K. Hagen, Husband and Wife	ITC Midwest LLC	08/18/15	20151025

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Vegetation Management and Structure Clearance Easement	06/11/15	Michael Gaskill and Debra Gaskill, Husband and Wife	ITC Midwest LLC	08/18/15	20151026
Worth	Electric Line Easement	06/11/15	Michael Gaskill and Debra Gaskill, Husband and Wife	ITC Midwest LLC	08/18/15	20151027
Worth	Amended and Restated Easement Agreement	02/18/14	Madelyn Case, as Trustee of the Haugo Family Trust dated April 5, 2013	ITC Midwest LLC	08/18/15	20151024
Worth	Amended and Restated Easement Agreement	02/07/14	Larry L. Heagel, a Married Person, for his lifetime; then to Chad C. Heagel and Joshua Heagel, equally, or to the survivor of them, for their lifetimes; and the remainder to the State of Iowa, for the use and benefit of the Department of Natural Resources	ITC Midwest LLC	08/18/15	20151029
Worth	Amended and Restated Easement Agreement	02/12/15	Sherry Blake f/k/a Sherry Burns and Shelly Thoen as Co-Conservators of the Conservatorship of Dallas Thoen, Life Estate; Dennis Thoen and Marlis Labonnie Thoen, Husband and Wife; Sandra Miner, a single person; Bonnie Stanton, a single person; Brant Reyerson and Annie Reyerson, Husband and Wife; Patricia Edenfield, a single person; Sherry Blake f/k/a Sherry Burns and Eric Blake, Wife and Husband; Shelly Thoen f/k/a Shelly Juhl, a single person; and Clint Reyerson, a single person	ITC Midwest LLC	08/18/15	20151030
Worth	Amended and Restated Easement Agreement	01/31/14	Maurine A. Johnson Revocable Trust	ITC Midwest LLC	08/28/15	20151071
Worth	Amended and Restated Easement Agreement	01/31/14	Maurine A. Johnson Revocable Trust	ITC Midwest LLC	08/28/15	20151071
Worth	Amended and Restated Easement Agreement	01/09/14	Dale T. Fisher, a Married Person, for the term of his natural life; and Dale Fisher and Sonja G. Fisher, Husband and Wife	ITC Midwest LLC	08/28/15	20151072

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Amended and Restated Easement Agreement	01/09/14	Dale T. Fisher, a Married Person, for the term of his natural life; and Dale Fisher and Sonja G. Fisher, Husband and Wife	ITC Midwest LLC	08/28/15	20151072
Worth	Vegetation Management and Structure Clearance Easement	01/27/14	Robert A. Nelson, a Single Person	ITC Midwest LLC	08/28/15	20151073
Worth	Amended and Restated Easement Agreement	01/16/14	Helen F. Faber, Trustee of the Fred D. Faber Trust dated December 14, 1998 and Thomas E. Faber and Irene J. Faber, Husband and Wife	ITC Midwest LLC	08/28/15	20151074
Worth	Electric Line Easement	12/02/13	Elizabeth M. Peterson and Harland Fosness, Wife and Husband; LaDonna Rognes and Harvey Rognes, Wife and Husband; Beth Renae Rognes-Nyguard, formerly known as Beth Renae Rognes and Christopher Nyguard, Wife and Husband; and Kelly Jo Rognes-Charlson, formerly known as Kelly Jo Rognes and Lee Charlson, Wife and Husband	ITC Midwest LLC	08/28/15	20151075
Worth	Electric Line Easement	12/02/13	Elizabeth M. Peterson and Harland Fosness, Wife and Husband; LaDonna Rognes and Harvey Rognes, Wife and Husband; Beth Renae Rognes-Nyguard, formerly known as Beth Renae Rognes and Christopher Nyguard, Wife and Husband; and Kelly Jo Rognes-Charlson, formerly known as Kelly Jo Rognes and Lee Charlson, Wife and Husband	ITC Midwest LLC	08/28/15	20151075
Worth	Electric Line Easement	01/31/14	Comer A. Groe and Audrey A. Groe, Husband and Wife, Contract Sellers; and Amos T. Groe and Marna L. Groe, Husband and Wife, Contract Buyers	ITC Midwest LLC	08/28/15	20151076
Worth	Electric Line Easement	01/31/14	Comer A. Groe and Audrey A. Groe, Husband and Wife	ITC Midwest LLC	08/28/15	20151077

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Electric Line Easement	08/28/14	Truman Hengesteg, a Single Person; Eldora Stehn, a Single Person; Craig Hengesteg, a Single Person; and Harold Betz III, a Single Person	ITC Midwest LLC	08/28/15	20151078
Worth	Amended and Restated Easement Agreement	02/25/14	Marlin S. Johnson, a Single Person; and Mark F. Johnson, Trustee of the Joanna H. Johnson Residuary Trust U/W dated February 25, 2003	ITC Midwest LLC	08/28/15	20151079
Worth	Amended and Restated Easement Agreement	05/08/14	Stanley B. Tweeten, Trustee of the Stanley B. Tweeten Trust dated 7/29/1998	ITC Midwest LLC	09/09/15	20151104
Worth	Amended and Restated Easement Agreement	02/11/15	Donald L. Nappe and Carol K. Nappe, husband and wife; Timothy M. Nappe and Beverly S. Nappe, husband and wife; and Donald L. Nappe, Trustee of the SMN Special Needs Trust	ITC Midwest LLC	09/09/15	20151105
Worth	Amended and Restated Easement Agreement	02/06/14	Jana D. Ulrey and Robert A. Ulrey, Wife and Husband	ITC Midwest LLC	09/09/15	20151106
Worth	Electric Line Easement	09/30/13	Gerald D. Brunsvold and Betty Brunsvold, Husband and Wife	ITC Midwest LLC	09/09/15	20151107
Worth	Amended and Restated Easement Agreement	04/03/14	Eldora Stehn, a Single Person	ITC Midwest LLC	09/09/15	20151109
Worth	Amended and Restated Easement Agreement	12/10/13	Frederic A. Brunsvold, a Single Person	ITC Midwest LLC	09/09/15	20151108
Worth	Amended and Restated Easement Agreement	01/23/14	Joan A. Dierenfeld and Michael E. Dierenfeld, Wife and Husband	ITC Midwest LLC	09/09/15	20151110
Worth	Electric Line Easement	06/16/14	Steven M. Helgeson and Allison M. Helgeson, Husband and Wife	ITC Midwest LLC	09/11/15	2015-1115
Worth	Amended and Restated Easement Agreement	11/02/13	Anthony F. Pragovich Sr. and Theresa Pragovich, Co-Trustees of the Anthony F. Pragovich Trust dated July 10, 1996	ITC Midwest LLC	09/14/15	20151137
Worth	Vegetation Management and Structure Clearance Easement	04/11/14	Gordon Hagen Enterprises, Inc.	ITC Midwest LLC	09/14/15	20151138

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Amended and Restated Easement Agreement	03/06/14	Bersagel Farm LLC	ITC Midwest LLC	09/14/15	20151139
Worth	Electric Line Easement	01/16/14	Pederson Farms, Inc.	ITC Midwest LLC	09/14/15	20151141
Worth	Amended and Restated Easement Agreement	02/28/14	Mary Beth Sukup and Charles E. Sukup, Wife and Husband	ITC Midwest LLC	09/14/15	20151142
Worth	Amended and Restated Easement Agreement	07/11/14	Clayton G. Boettcher as Executor of the Estate of Karen A. Boettcher, Deceased; Clayton G. Boettcher, a Single Person; and Daniel L. Boettcher, a Single Person	ITC Midwest LLC	09/14/15	20151134
Worth	Electric Line Easement	03/19/14	Blaine C. Burdick III, a Single Person	ITC Midwest LLC	09/14/15	20151135
Worth	Amended and Restated Easement Agreement	10/23/13	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife; and Daniel J. Mathahs, a Single Person	ITC Midwest LLC	09/14/15	20151143
Worth	Amended and Restated Easement Agreement	08/28/14	Eldora Stehn, a Single Person; Criag Hengesteg, a Single Person; Truman Hengesteg, a Single Person; and Harold Betz III, a Single Person	ITC Midwest LLC	09/14/15	20151140
Worth	Electric Line Easement	02/25/14	Dale W. Sime, a Single Person; Dale W. Sime, Life Estate, remainder to Randal Sime, a Married Person, and Glenda Stahl, a Married Person	ITC Midwest LLC	09/30/15	20151223
Worth	Amended and Restated Easement Agreement	02/04/14	Wallace Dahl, Trustee of the Wallace Dahl Trust dated December 31, 1997; and Doris Dahl, Trustee of the Doris Dahl Trust dated December 31, 1997	ITC Midwest LLC	09/30/15	20151224
Worth	Amended and Restated Easement Agreement	12/05/13	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife	ITC Midwest LLC	09/30/15	20151225
Worth	Amended and Restated Easement Agreement	02/10/14	Ruby C. Flaaten, a Single Person; Karen J. Rollenhagen, a Single Person; Truman K. Flaaten and Sandra L. Flaaten, Husband and Wife; and Drew A. Bendickson, a Single Person	ITC Midwest LLC	10/01/15	20151226

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Amended and Restated Easement Agreement	06/24/15	Ronald D. Helgeson and Marion L. Helgeson, Husband and Wife; and David J. Helgeson and Gloria Helgeson, Husband and Wife	ITC Midwest LLC	10/02/15	20151242
Worth	Amended and Restated Easement Agreement	02/25/14	Linda C. Medlang and Charles O. Medlang, Wife and Husband	ITC Midwest LLC	10/13/15	20151269
Worth	Amended and Restated Easement Agreement	01/23/14	Helen J. Thoen and David J. Thoen, Wife and Husband	ITC Midwest LLC	10/13/15	20151268
Worth	Amended and Restated Easement Agreement	12/10/13	Frederic Brunsvold, a Single Person; Laurel Erickson, a Single Person; and Steven Brunsvold and Joann Brunsvold, Husband and Wife	ITC Midwest LLC	10/13/15	20151270
Worth	Electric Line Easement	01/07/14	Loren Groe as Trustee of the Loren Groe Trust dated May 25, 2013	ITC Midwest LLC	10/30/15	20151380
Worth	Electric Line Easement	01/07/14	Lovenea Groe as Trustee of the Lester J. Groe Trust dated 12/31/96 and as Trustee of the Lovenea Groe Trust dated 12/31/96	ITC Midwest LLC	10/30/15	20151381
Worth	Electric Line Easement	01/07/14	Lovenea Groe as Trustee of the Lester J. Groe Trust dated 12/31/96 and as Trustee of the Lovenea Groe Trust dated 12/31/96	ITC Midwest LLC	10/30/15	20151381
Worth	Amended and Restated Easement Agreement	02/25/14	Dorothy Schulte, as Trustee of the Truman W. Schulte Trust dated May 4, 1999, and as Trustee of the Dorothy Schulte Trust dated May 4, 1999	ITC Midwest LLC	12/10/15	20151561
Worth	Amended and Restated Easement Agreement	02/25/14	Dorothy Schulte, as Trustee of the Truman W. Schulte Trust dated May 4, 1999, and as Trustee of the Dorothy Schulte Trust dated May 4, 1999	ITC Midwest LLC	12/10/15	20151561
Worth	Electric Line Easement	01/07/14	Arlyn D. Tenold and Judith A. Tenold, Husband and Wife	ITC Midwest LLC	12/10/15	20151562
Worth	Vegetation Management and Structure Clearance Easement	04/11/14	Gordon W. Hagen and Jean Hagen, Husband and Wife	ITC Midwest LLC	12/10/15	20151564

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Vegetation Management and Structure Clearance Easement	04/11/14	Jean Hagen and Gordon Hagen, Wife and Husband	ITC Midwest LLC	12/10/15	20151563
Worth	Amended and Restated Easement Agreement	01/23/14	Justin D. Faber and Bethany A. Faber, Husband and Wife; and Thomas E. Faber and Irene J. Faber, Husband and Wife	ITC Midwest LLC	12/10/15	20151566
Worth	Amended and Restated Easement Agreement	12/05/13	Daniel J. Mathahs, a Single Person	ITC Midwest LLC	12/10/15	20151567
Worth	Amended and Restated Easement Agreement	01/27/14	AJB Enterprises, L.L.C.	ITC Midwest LLC	12/15/15	20151594
Worth	Amended and Restated Easement Agreement	01/16/14	Thomas E. Faber and Irene J. Faber, Husband and Wife; Helen F. Faber as Trustee of the Helen F. Faber Trust dated 12/14/1998; and Bevery Faber-Jenkins and Richard Jenkins, Wife and Husband	ITC Midwest LLC	01/06/16	20160010
Worth	Amended and Restated Easement Agreement	02/10/14	Lucille Medlang, a Single Person, and Marie Ruiter, a Married Person, subject to a life estate in Lucille Medlang	ITC Midwest LLC	02/10/16	20160125
Worth	Electric Line Easement	02/19/16	North Iowa Ready Mix, Inc.	ITC Midwest LLC	03/03/16	20160205
Worth	Amended and Restated Easement Agreement	12/18/14	Frederic Brunsvold a/k/a Fredric Brunsvold, a Single Person; Laurel Erickson, a Single Person; and Steven Brunsvold and Joann Brunsvold, Husband and Wife	ITC Midwest LLC	03/03/16	20160210
Worth	Amended and Restated Easement Agreement	12/18/15	Marie I. Ruiter and Jack E. Ruiter, Wife and Husband	ITC Midwest LLC	03/03/16	20160212
Worth	Amended and Restated Easement Agreement	12/18/15	Marie I. Ruiter and Jackie E. Ruiter, Wife and Husband	ITC Midwest LLC	03/03/16	20160211
Worth	Electric Line Easement	01/08/14	Cinda Rustad, a Single Person; David Hengesteg and Sue Hengesteg, Husband and Wife; and Sue Johnson and Claude Johnson, Wife and Husband	ITC Midwest LLC	03/03/16	20160209

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Amended and Restated Easement Agreement	04/13/16	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife; Brock J. Mathahs, a Single Person; and Shana A. Brunsvold f/k/a Shana A. Mathahs and Bradley Brunsvold, Wife and Husband	ITC Midwest LLC	05/18/16	20160509
Worth	Amended and Restated Easement Agreement	04/08/16	Lucille Medlang, a Single Person, and Lois McNutt, a Married Person, subject to a life estate in Lucille Medlang	ITC Midwest LLC	05/18/16	20160511
Worth	Amended and Restated Easement Agreement	04/08/16	Lucille Medlang, a Single Person, and Lois McNutt, a Married Person, subject to a life estate in Lucille Medlang	ITC Midwest LLC	05/18/16	20160511
Worth	Electric Line Easement	07/07/15	Peggy S. Julseth as Trustee of the Peggy S. Julseth Family Trust dated September 5, 2012	ITC Midwest LLC	06/21/16	20160639
Worth	Amended and Restated Easement Agreement	05/08/14	Marlene K. Schulte, life estate; Judy Steven and Nancy Dodge, successor life estates; Brooke Dodge, a Single Person, and Kristen Dudge, a Single Person, remaindermen	ITC Midwest LLC	07/07/16	20160722
Worth	Electric Line Easement	01/31/14	Avis I. Savre and Robert H. Savre, Wife and Husband; Dorothy Ann Weitzel and Thomas Floyd Weitzel, Wife and Husband; Robert Alan Nelson, a Single Person; James D. Nelson as Trustee of the James D. Nelson Revocable Trust dated January 30, 2009; and Debra D. Nelson as Trustee of the Debra D. Nelson Revocable Trust dated January 30, 2009	ITC Midwest LLC	08/15/16	20160871

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	Amended and Restated Easement Agreement	01/31/14	Avis I. Savre and Robert H. Savre, Wife and Husband; Dorothy Ann Weitzel and Thomas Floyd Weitzel, Wife and Husband; Robert Alan Nelson, a Single Person; James D. Nelson as Trustee of the James D. Nelson Revocable Trust dated January 30, 2009; and Debra D. Nelson as Trustee of the Debra D. Nelson Revocable Trust dated January 30, 2009	ITC Midwest LLC	08/15/16	20160872
Worth	Electric Line Easement	06/25/16	James Kingland and Virginia Kingland, Husband and Wife; John R. Kingland and Cheryl R. Kingland, as Trustees of the John and Cheryl Kingland Revocable Trust dated May 21, 1998; and Douglas R. Kingland and Gretchen A. Kingland, Husband and Wife	ITC Midwest LLC	09/14/16	20161023
Worth	Amended and Restated Easement Agreement	01/23/14	Donna L. Pope, a Single Person; Michael J. Pope, a Single Person, and Frank W. Pope, a Single Person, subjec to life esatet therein in favor of Donna L. Pope	ITC Midwest LLC	10/27/16	20161221
Worth	Electric Line Easement	06/03/15	Ronald K. Halvorson as Trustee of the Ronald K. Halvorson Revocable Trust dated June 23, 2009, and Esther S. Halvorson as Trustee of the Esther S. Halvorson Revocable Trust dated June 23, 2009	ITC Midwest LLC	10/27/16	20161222
Wright	Partial Easement Assignment	06/29/15	Interstate Power and Light Company	ITC Midwest LLC	07/24/15	Book 2015, Page 1394

MINNESOTA

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cottonwood	Electric Line Easement	03/04/16	Mary Gilmore as Trustee of the Clair O. Gilmore Trust dated November 8, 1991	ITC Midwest LLC	04/15/16	277623
Faribault	Electric Line Easement	05/12/15	Chad C. Diegnau and Craig C. Diegnau, as Co-Trustees of the Charles C. Diegnau Irrevocable Trust, dated December 30, 1996	ITC Midwest LLC	05/26/15	368321
Faribault	Vegetation Management Easement	05/26/15	Donald W. Hoffman and Julie A. Hoffman, Husband and Wife	ITC Midwest LLC	06/19/15	368558
Faribault	Electric Line Easement	06/01/15	Charles R. Anderson and JoAnn Anderson, Husband and Wife	ITC Midwest LLC	06/19/15	368559
Faribault	Electric Line Easement	06/01/15	David J. Anderson and Kathryn A. Anderson, Husband and Wife	ITC Midwest LLC	06/19/15	368560
Faribault	Electric Line Easement	06/02/15	Lawrence Land, LLC, a Minnesota Limited Liability Company	ITC Midwest LLC	06/19/15	368561
Faribault	Electric Line Easement	06/02/15	Maxine Lawrence and Ronald H. Lawrence, Wife and Husband	ITC Midwest LLC	06/19/15	368562
Faribault	Electric Line Easement	06/02/15	Steven P. Lawrence and Berneda J. Lawrence, Husband and Wife	ITC Midwest LLC	06/19/15	368563
Faribault	Electric Line Easement	05/26/15	Craig Sinning and Deborah Sinning, Husband and Wife	ITC Midwest LLC	06/19/15	368564
Faribault	Vegetation Management Easement	07/15/15	Keith A. Barton and Lori Barton, Husband and Wife	ITC Midwest LLC	08/25/15	369202
Faribault	Electric Line Easement	07/21/15	Eldon M. Beenken and Jean L. Beenken, Husband and Wife	ITC Midwest LLC	08/25/15	369203
Faribault	Electric Line Easement	07/29/15	Morris D. Hanson a/k/a Morris Hanson, Jr. and Barbara J. Hanson a/k/a Barbara Hanson, Husband and Wife	ITC Midwest LLC	08/25/15	369204
Faribault	Electric Line Easement	07/29/15	Wayne Lawrence and Donna Lawrence, Husband and Wife	ITC Midwest LLC	08/25/15	369205
Faribault	Electric Line Easement	07/15/15	Joyce I. Risk and Wayne O. Risk, Wife and Husband	ITC Midwest LLC	08/25/15	369208

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	09/21/15	Eldon L. Steele and Reta M. Steele, Husband and Wife	ITC Midwest LLC	09/28/15	369478
Faribault	Electric Line Easement	09/17/15	Leo Olson, a Single Person	ITC Midwest LLC	09/28/15	369476
Faribault	Electric Line Easement	08/21/15	Florence Hacklander, a Single Person; and Florence A. Hacklander, David E. Hacklander, and Rebecca Hacklander as Trustees of the Eugene E. Hacklander Family Trust	ITC Midwest LLC	09/28/15	369475
Faribault	Vegetation Management Easement	09/03/15	John G. Volz and Rita C. Volz, Husband and Wife	ITC Midwest LLC	09/28/15	369474
Faribault	Vegetation Management Easement	08/28/15	James D. Meyer and Diane M. Meyer, Husband and Wife	ITC Midwest LLC	09/28/15	369472
Faribault	Vegetation Management Easement	08/26/15	Douglas V. Krinke, a Single Person	ITC Midwest LLC	09/28/15	369471
Faribault	Electric Line Easement	08/18/15	Harvey Hagedorn and Leola Hagedorn, Husband and Wife	ITC Midwest LLC	09/28/15	369470
Faribault	Electric Line Easement	08/18/15	Harvey E. Hagedorn and Leola A. Hagedorn, Husband and Wife	ITC Midwest LLC	09/28/15	369469
Faribault	Electric Line Easement	08/21/15	Florence A. Hacklander, a Single Person	ITC Midwest LLC	09/28/15	369468
Faribault	Electric Line Easement	08/03/15	Merodee Grannis and James Grannis, Wife and Husband	ITC Midwest LLC	09/28/15	369467
Faribault	Electric Line Easement	07/16/15	Katherine Ann Goeddel, a single person	ITC Midwest LLC	09/28/15	369466
Faribault	Electric Line Easement	08/21/15	Carol Eberline and Willis Eberline, Wife and Husband	ITC Midwest LLC	09/28/15	369465
Faribault	Electric Line Easement	10/07/15	Jaclyn A. Rynearson and Danny A. Rynearson, Wife and Husband	ITC Midwest LLC	10/19/15	369673
Faribault	Electric Line Easement	10/07/15	David D. Cartwright and Norma J. Cartwright, Husband and Wife	ITC Midwest LLC	10/19/15	369670
Faribault	Electric Line Easement	09/24/15	Seetin Family Partnership	ITC Midwest LLC	10/19/15	369674

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	09/22/15	Charles Larson, a single person; Matthew W. Cooper and Jennifer Annette Cooper, husband and wife; Jessica Lee Omvig and Val Omvig, wife and husband; Shoshonna Lynn Roberts f/k/a Shoshonna Lynn Hammond and David Roberts, wife and husband; M&J Cooper Revocable Trust	ITC Midwest LLC	11/03/15	369788
Faribault	Electric Line Easement	09/22/15	Charles Larson, a single person; Matthew W. Cooper and Jennifer Annette Cooper, husband and wife; Jessica Lee Omvig and Val Omvig, wife and husband; Shoshonna Lynn Roberts f/k/a Shoshonna Lynn Hammond and David Roberts, wife and husband; M&J Cooper Revocable Trust	ITC Midwest LLC	11/03/15	369788
Faribault	Electric Line Easement	10/22/15	James R. Kurtock, a Single Person	ITC Midwest LLC	11/23/15	369962
Faribault	Vegetation Management Easement	11/05/15	Andrew J. Lorenzen and Amy K. Lorenzen, Husband and Wife	ITC Midwest LLC	11/23/15	369961
Faribault	Vegetation Management Easement	11/17/15	Terry S. Jagerson and Laurie R. Jagerson, Husband and Wife	ITC Midwest LLC	12/09/15	370097
Faribault	Electric Line Easement	11/02/15	Darrel D. Hacklander, Life Estate, and Rosie Hacklander, Husband and Wife; Paul Hacklander and Ashley Hacklander, Husband and Wife; Brian Hacklander and Kay Hacklander, Husband and Wife; Kyle Hacklander and Theresa Hacklander, Husband and Wife; Lee Hacklander and Mary Frantz, Husband and Wife; Laurie Hacklander and Victoria Szatkowski, a Married Couple; and Sarah Ring, a Single Person	ITC Midwest LLC	12/09/15	370096
Faribault	Vegetation Management Easement	11/04/15	John A. Arends and Candace L. Arends, Husband and Wife	ITC Midwest LLC	12/09/15	370099
Faribault	Vegetation Management	11/11/15	Deborah Adella Moore, a single person	ITC Midwest LLC	12/09/15	370098

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
	Easement
Faribault	Vegetation Management Easement	10/13/15	Mark Westby and Oksana Westby, Husband and Wife; Neil Westby and Deborah Westby, Husband and Wife; and Carol Westby, a Single Person	ITC Midwest LLC	12/23/15	370220
Faribault	Vegetation Management Easement	11/12/15	John T. Pfaffinger and Georgiann M. Pfaffinger, Husband and Wife	ITC Midwest LLC	12/23/15	370221
Faribault	Electric Line Easement	12/03/15	John B. Lund and Susan J. Lund, Husband and Wife	ITC Midwest LLC	12/23/15	370223
Faribault	Electric Line Easement	12/18/15	Darrell L. Eastvold and Virginia J. Eastvold, Husband and Wife	ITC Midwest LLC	02/12/16	370640
Faribault	Electric Line Easement	12/03/15	David D. Cartwright and Norma J. Cartwright, Husband and Wife	ITC Midwest LLC	02/12/16	370641
Faribault	Electric Line Easement	01/19/16	Joseph J. Cartwright, a Single Person; and David D. Cartwright and Norma Cartwright, Husband and Wife	ITC Midwest LLC	02/25/16	370729
Faribault	Electric Line Easement	12/30/15	Dianne E. Smith and Steven L. Smith, Wife and Husband; and Linda J. Muesinga nd John Muesing, Wife and Husband	ITC Midwest LLC	02/25/16	370730
Faribault	Electric Line Easement	01/06/16	Gregory A. Jenkins and Annette J. Jenkins, Husband and Wfie	ITC Midwest LLC	03/04/16	370788
Faribault	Electric Line Easement	01/05/16	Rosalie Ann Soronen and Edward Soronen, Wife and Husband	ITC Midwest LLC	03/04/16	370789
Faribault	Electric Line Easement	02/18/16	Terry D. Johnson and Jody L. Johnson, Husband and Wife	ITC Midwest LLC	04/15/16	371116
Faribault	Electric Line Easement	03/14/16	Tracy J. Gustafson and Karen Gustafson, Husband and Wife	ITC Midwest LLC	04/15/16	371114
Faribault	Electric Line Easement	11/11/15	Jean A. Hougen, a Single Person	ITC Midwest LLC	04/15/16	371113
Faribault	Electric Line Easement	03/22/16	Clinton Benz and Susan Benz, Husband and Wife	ITC Midwest LLC	04/15/16	371115
Faribault	Electric Line Easement	07/15/15	James E. Meyer and Marjorie Meyer, Husband and Wife	ITC Midwest LLC	06/02/16	371556

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	05/09/16	David P. Finden, Trustee, or his successors in trust, under the David and Ben Finden Irrevocable Trust dated June 27, 1996	ITC Midwest LLC	06/03/16	371576
Faribault	Electric Line Easement	09/21/15	Eldon L. Steele and Reta M. Steele, Husband and Wife	ITC Midwest LLC	06/02/16	371557
Faribault	Electric Line Easement	07/14/15	Derald L. Loge and Donna J. Loge, Husband and Wife	ITC Midwest LLC	06/02/16	371558
Faribault	Electric Line Easement	10/05/15	Kathryn J. Langerman and Jean A. O’Kuniewicz, as Co-Trustees of the Langerman Decedent’s Trust under the Revocable Inter Vivos Trust Agreement for the Langerman Family Living Trust dated February 5, 1994, as amended	ITC Midwest LLC	06/02/16	371559
Faribault	Electric Line Easement	01/06/16	Vivian Pfaffinger and Mary Focht, as Trustees of the Vivian Pfaffinger Revocable Trust; and Vivian Pfaffinger, John Pfaffinger and Robert Pfaffinger as Co-Trustees of the Otto Charles Pfaffinger Family Trust	ITC Midwest LLC	06/02/16	371560
Faribault	Electric Line Easement	12/11/15	Karl E. Bessinger and Jennifer Sullivan Bessinger, Husband and Wife, with a life estate in Nial E. Bessinger and Judy Bessinger, Husband and Wife	ITC Midwest LLC	06/02/16	371561
Faribault	Electric Line Easement	04/08/16	Gary Sands and Carol Sands, Husband and Wife	ITC Midwest LLC	06/02/16	371577
Faribault	Electric Line Easement	08/31/15	Douglas Nave and Karen Nave, Husband and Wife	ITC Midwest LLC	06/02/16	371562
Faribault	Electric Line Easement	08/31/15	Douglas Nave and Karen Nave, Husband and Wife	ITC Midwest LLC	06/02/16	371562
Faribault	Vegetation Management Easement	04/05/16	Harvey A. Hanel and Virginia J. Hanel, Husband and Wife	ITC Midwest LLC	06/03/16	371578

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	04/20/16	Cindy Jo Lein and David Lein, Wife and Husband	ITC Midwest LLC	06/03/16	371579
Faribault	Electric Line Easement	11/18/15	Steven R. Ripley and Janice Ripley, Husband and Wife	ITC Midwest LLC	06/03/16	371580
Faribault	Electric Line Easement	11/18/15	Steven R. Ripley and Janice Ripley, Husband and Wife	ITC Midwest LLC	06/03/16	371580
Faribault	Electric Line Easement	03/30/16	Kenneth Haase and Catherine Haase, Husband and Wife	ITC Midwest LLC	06/03/16	371581
Faribault	Electric Line Easement	05/02/16	Gregory Mastin and Kimberly Mastin, Husband and Wife	ITC Midwest LLC	06/03/16	371582
Faribault	Electric Line Easement	05/09/16	Gregory A. Jenkins and Annette J. Jenkins, Husband and Wfie	ITC Midwest LLC	06/03/16	371584
Faribault	Vegetation Management Easement	01/11/16	Arnold D. Swanson and Marcia E. Swanson, Husband and Wife	ITC Midwest LLC	06/23/16	371759
Faribault	Electric Line Easement	05/17/16	Gary A. Johnson and Terri L. Johnson, Husband and Wife	ITC Midwest LLC	06/23/16	371760
Faribault	Vegetation Management Easement	10/06/15	Aaron Johnson and Jenna Johnson, Husband and Wife	ITC Midwest LLC	06/23/16	371761
Faribault	Electric Line Easement	05/18/16	Scott D. LaRowe and Kristi L. LaRowe, Husband and Wife	ITC Midwest LLC	06/23/16	371762
Faribault	Electric Line Easement	06/23/16	F.A. Rodriguez and Blanche E. Rodriguez, as Trustees of the F.A. Rodriguez Rebocable Trust dated October 4, 2000; and Blanche E. Rodriguez and F.A. Rodriguez, as Trustees of the Blanche E. Rodriguez Revocable Trust dated October 4, 2000	ITC Midwest LLC	08/04/16	372171

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	06/23/16	F.A. Rodriguez and Blanche E. Rodriguez, as Trustees of the F.A. Rodriguez Rebocable Trust dated October 4, 2000; and Blanche E. Rodriguez and F.A. Rodriguez, as Trustees of the Blanche E. Rodriguez Revocable Trust dated October 4, 2000	ITC Midwest LLC	08/04/16	372170
Faribault	Electric Line Easement	07/17/15	Conrad Heggeseth and Joan A. Heggeseth as Trustees, or their successors in trust, under the Conrad Heggeseth Living Trust, dated April 27, 2006, and any amendments thereto; and Joan A. Heggeseth and Conrad Heggeseth as Trustees, or their successors in trust, under the Joan A. Heggeseth Living Trust, dated April 27, 2006, and any amendments thereto	ITC Midwest LLC	08/01/16	372134
Faribault	Electric Line Easement	07/23/15	Lawrence Farm, Inc., a Minnesota corporation	ITC Midwest LLC	08/01/16	372136
Faribault	Electric Line Easement	09/24/15	Morgan Family Partnership, a Minnesota partnership	ITC Midwest LLC	08/01/16	372135
Faribault	Amended and Restated Easement Agreement	06/22/16	Gregory A. Jenkins and Annette J. Jenkins, Husband and Wfie	ITC Midwest LLC	08/31/16	372387
Faribault	Electric Line Easement	10/30/15	Nancy Reithel and Timothy Henke, Wife and Husband; Jane Shudy and Gene Shudy, Wife and Husband; Susan Kenney and Michael Kenney, Wife and Husband; and William Pirsig and Laura Pirsig, Husband and Wife, with a life estate in Mary J. Pirsig, a Single Person	ITC Midwest LLC	10/31/16	372898
Faribault	Electric Line Easement	03/01/16	Kevin R. and Cynthia S. Naumann Revocable Trust	ITC Midwest LLC	10/31/16	372897

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Electric Line Easement	09/07/16	Ronald Winch and Thomas Winch, as Trustees of a Trust as established in Article X of the Last Will and Testament of Chester R. Winch	ITC Midwest LLC	10/31/16	372896
Faribault	Electric Line Easement	09/07/16	Ronald Winch and Thomas Winch, as Trustees of a Trust as established in Article X of the Last Will and Testament of Chester R. Winch	ITC Midwest LLC	10/31/16	372896
Faribault	Electric Line Easement	08/02/16	Alberta L. Greimann, a Single Person	ITC Midwest LLC	11/09/16	373009
Faribault	Electric Line Easement	03/25/16	Big Blue Wind Land Holdings, LLC, a Delaware limited liability company	ITC Midwest LLC	11/09/16	373007
Faribault	Amended and Restated Easement Agreement	10/14/16	Scott A. Cyphers, as Personal Representative of the Estate of Delores I. Cyphers, Deceased	ITC Midwest LLC	01/17/17	373599
Faribault	Electric Line Easement	11/15/16	Samuel E. Patten and Nina I. Patten, Trustees of the Samuel E. Patten Revocable Living Trust dated July 8, 2016, and any amendments thereto; and Nina I. Patten and Samuel E. Patten, Trustees of the Nina I. Patten Revocable Living Trust dated July 8, 2016, and any amendments thereto	ITC Midwest LLC	01/17/17	373600
Faribault	Electric Line Easement	09/21/16	Maxine Durkee as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373596
Faribault	Vegetation Management Easement	09/21/16	Maxine F. Durkee, as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008; and Maxine F. Durkee and Alan K. Roesler, as Co-Trustees of the Maurice Durkee Disclaimer Trust under the Maurice Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373597

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Faribault	Vegetation Management Easement	09/21/16	Maxine F. Durkee, as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008; and Maxine F. Durkee and Alan K. Roesler, as Co-Trustees of the Maurice Durkee Disclaimer Trust under the Maurice Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373597
Faribault	Electric Line Easement	09/21/16	Maxine F. Durkee, as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008; and Maxine F. Durkee and Alan K. Roesler, as Co-Trustees of the Maurice Durkee Disclaimer Trust under the Maurice Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373598
Faribault	Electric Line Easement	09/21/16	Maxine F. Durkee, as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008; and Maxine F. Durkee and Alan K. Roesler, as Co-Trustees of the Maurice Durkee Disclaimer Trust under the Maurice Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373598
Faribault	Electric Line Easement	09/21/16	Maxine F. Durkee, as Trustee of the Maxine Durkee Trust Under Agreement dated August 20, 2008; and Maxine F. Durkee and Alan K. Roesler, as Co-Trustees of the Maurice Durkee Disclaimer Trust under the Maurice Durkee Trust Under Agreement dated August 20, 2008	ITC Midwest LLC	01/17/17	373598

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	03/05/15	Steven J. Lusk and Lisa K. Lusk, Husband and Wife	ITC Midwest LLC	03/19/15	A273036
Jackson	Electric Line Easement	04/15/15	Myrtle C. Shearer, and her successors in trust, as Trustee of the Myrtle C. Shearer Trust under agreement dated November 23, 2004	ITC Midwest LLC	04/23/15	A273311
Jackson	Electric Line Easement	01/30/15	Harold Anderson and Kathy Anderson, Husband and Wife	ITC Midwest LLC	04/15/15	A273214
Jackson	Electric Line Easement	02/04/15	Lowell Christopher and Janice Christopher, Husband and Wife; Larry Christopher, a Single Person; and Wayne Christopher and Tricia Christopher, Husband and Wife	ITC Midwest LLC	04/15/15	A273215
Jackson	Vegetation Management Easement	01/28/15	Lowell Christopher and Janice Christopher, Husband and Wife	ITC Midwest LLC	04/15/15	A273216
Jackson	Electric Line Easement	01/29/15	Craig A. Fransen and Kathleen W. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273217
Jackson	Electric Line Easement	01/28/15

Merva Fransen and Russell J. Fransen, Wife and Husband; Gregory Wayne Meyer and Nicole Kristin Meyer, Husband and Wife; Bryon Neal and Jennifer Neal, Husband and Wife; Paul Neal and Rachelle Neal, Husband and Wife

				ITC Midwest LLC	04/15/15	A273218
Jackson	Electric Line Easement	02/02/15	Thomas Fransen, a Single Person; and Bradley Fransen and Debbie Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273219
Jackson	Electric Line Easement	01/29/15	Richard C. Fransen and Eva J. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273220
Jackson	Electric Line Easement	01/29/15	Richard C. Fransen and Eva J. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273221

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	01/26/15

Ronald K. Fransen and Margaret L. Fransen and their successor trustees, not individually but as trustees of the “Ronald K. Fransen Trust,” established by agreement dated January 14, 2009, and Margaret L. Fransen and Ronald K. Fransen and their successor trustees, not individually but as trustees of the “Margaret L. Fransen Trust,” established by agreement dated January 14, 2009

				ITC Midwest LLC	04/15/15	A273222
Jackson	Electric Line Easement	01/14/15	Russell J. Fransen and Merva D. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273223
Jackson	Electric Line Easement	01/28/15	Russell J. Fransen and Merva D. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273224
Jackson	Electric Line Easement	01/29/15	Steven D. Fransen and Janice M. Fransen, Husband and Wife	ITC Midwest LLC	04/15/15	A273225
Jackson	Electric Line Easement	02/04/15	Gene D. Geesman and Marcia D. Geesman, Husband and Wife	ITC Midwest LLC	04/15/15	A273226
Jackson	Electric Line Easement	02/05/15	Jerome K. Hepp, a Single Person	ITC Midwest LLC	04/15/15	A273227
Jackson	Electric Line Easement	01/28/15	Hesebeck Family Farms, LLLP	ITC Midwest LLC	04/15/15	A273228
Jackson	Electric Line Easement	02/03/15	Hoovel Properties, Inc., a Minnesota corporation	ITC Midwest LLC	04/15/15	A273229
Jackson	Electric Line Easement	01/29/15	Linda Jerlow, a Single Person	ITC Midwest LLC	04/15/15	A273230
Jackson	Electric Line Easement	02/07/15	Donald Lusk and Laurie Lusk, Husband and Wife	ITC Midwest LLC	04/15/15	A273231
Jackson	Electric Line Easement	03/05/15	Steven J. Lusk and Lisa K. Lusk, Husband and Wife	ITC Midwest LLC	04/15/15	A273232
Jackson	Electric Line Easement	01/14/15	Richard H. Monson and Cynthia L. Monson, Husband and Wife, and David N. Monson, a Single Person, with a Life Estate in Norma Monson, a Single Person	ITC Midwest LLC	04/15/15	A273235

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	02/17/15

Carol Neal, a single person, Life Estate in an undivided ½ interest; Robert L. Neal, a single person, Life Estate in an undivided ½ interest; Bryon R. Neal and Jennifer Neal, Husband and Wife; Paul R. Neal and Rachelle Neal, Husband and Wife; and Lisa K. Will and Corey Will, Wife and Husband

				ITC Midwest LLC	04/15/15	A273236
Jackson	Electric Line Easement	01/15/15	Darlene E. Wedeking and Roger C. Wedeking as Trustees, or their successors in trust, under the Darlene E. Wedeking Living Trust, dated October 4, 2012	ITC Midwest LLC	04/15/15	A273237
Jackson	Electric Line Easement	02/05/15	Donald L. Zebedee and Carol J. Zebedee, Husband and Wife	ITC Midwest LLC	04/15/15	A273238
Jackson	Electric Line Easement	01/14/15	Jay Schumann and Roslyn Schumann, Husband and Wife	ITC Midwest LLC	05/13/15	A273474
Jackson	Electric Line Easement	02/18/15	Joseph D. Wenzel and Ila L. Wenzel, as Trustees of The Wenzel Family Revocable Living Trust	ITC Midwest LLC	05/13/15	A273475
Jackson	Electric Line Easement	04/02/15

Robert J. Ambrose and Diann L. Ambrose as Trustees, or their successors in trust, under the Robert J. Ambrose Living Trust, dated June 18, 2008 and any amendments thereto, and Diann L. Ambrose and Robert J. Ambrose as Trustees, or their successors in trust, under the Diann L. Ambrose Living Trust, dated June 18, 2008, and any amendments thereto

				ITC Midwest LLC	05/26/15	A273571
Jackson	Electric Line Easement	03/30/15	Nasby Family Farms, LLP, a Minnesota limited liability partnership	ITC Midwest LLC	05/26/15	A273572
Jackson	Electric Line Easement	03/27/15	Michael Ambrose and Jo Ann Ambrose, Husband and Wife	ITC Midwest LLC	05/26/15	A273573

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	01/15/15

John E. Eckert and Barbara E. Eckert, as Trustees of the John E. Eckert Living Trust dated May 27, 2004; and John E. Eckert and Barbara E. Eckert, as Trustees of the Barbara E. Eckerts Living Trust dated May 27, 2004

				ITC Midwest LLC	05/26/15	A273575
Jackson	Electric Line Easement	01/14/15	Donald L. Hodnefield and Judith Hodnefield, Husband and Wife	ITC Midwest LLC	05/26/15	A273578
Jackson	Electric Line Easement	03/06/15

David A. Holt and Barbara A. Holt, Trustees of the David A. and Barbara A. Holt Joint Revocable Trust Agreement dated November 7, 2012; Carol A. Sandve, not individually, but as Trustee, and her successor as trustee, of the Carol A. Sandve Trust, U/A/D December 12, 2006

				ITC Midwest LLC	05/26/15	A273579
Jackson	Electric Line Easement	03/20/15	Jackie’s Farms, LLC, a Minnesota limited liability company	ITC Midwest LLC	05/26/15	A273581
Jackson	Electric Line Easement	03/26/15	Mary L. Lanford, not individually, but as Trustee, and her successor as Trustee, of the Mary L. Lanford Trust, U/A/D October 26, 2007	ITC Midwest LLC	05/26/15	A273582
Jackson	Electric Line Easement	03/14/15	Laurel C. Hodnefield Prem and Timothy J. Prem, Wife and Husband	ITC Midwest LLC	05/26/15	A273583
Jackson	Electric Line Easement	02/16/15

Charles R. Shearer and Frances M. Shearer, Husband and Wife, a Life Estate; and Rodney W. Shearer and Ramona G. Hinton, as Trustees of the Charles R. Shearer and Frances M. Shearer Irrevocable Family Trust dated December 4, 2009

				ITC Midwest LLC	05/26/15	A273584
Jackson	Electric Line Easement	04/02/15	Timothy M. Tungland and Wendalyn J. Tungland, Husband and Wife	ITC Midwest LLC	05/26/15	A273585
Jackson	Electric Line Easement	04/13/15	Virginia L. West, a Single Person	ITC Midwest LLC	05/26/15	A273586

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	04/20/15	Virginia Wenzel, n/k/a Virginia Wenzel Spartz and Gordon Spartz, Wife and Husband	ITC Midwest LLC	05/26/15	A273587
Jackson	Electric Line Easement	01/26/15

Ronald K. Fransen and Margaret L. Fransen and their successor trustees, not individually but as trustees of the “Ronald K. Fransen Trust,” established by agreement dated January 14, 2009, and Margaret L. Fransen and Ronald K. Fransen and their successor trusttes, not individually but as trustees of the “Margaret L. Fransen Trust,” established by agreement dated January 14, 2009

				ITC Midwest LLC	05/26/15	A273576
Jackson	Electric Line Easement	01/26/15

Ronald K. Fransen and Margaret L. Fransen and their successor trustees, not individually but as trustees of the “Ronald K. Fransen Trust,” established by agreement dated January 14, 2009, and Margaret L. Fransen and Ronald K. Fransen and their successor trustees, not individually but as trustees of the “Margaret L. Fransen Trust,” established by agreement dated January 14, 2009; and Richard C. Fransen and Eva J. Fransen, Husband and Wife

				ITC Midwest LLC	05/26/15	A273577
Jackson	Electric Line Easement	01/14/15	David Bauer and LeeAnn Bauer, Husband and Wife	ITC Midwest LLC	06/15/15	A273752
Jackson	Electric Line Easement	01/14/15	David Bauer and LeeAnn Bauer, Husband and Wife	ITC Midwest LLC	06/15/15	A273752
Jackson	Electric Line Easement	04/06/15	Mary K. Iversen and Darryl Iversen, Wife and Husband	ITC Midwest LLC	06/15/15	A273751

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	03/18/15	Bonnie B. Fricke, a Single Person, Life Estate; and Lori Pfeifer and James S. Pfeifer, Wife and Husband	ITC Midwest LLC	06/15/15	A273753
Jackson	Electric Line Easement	04/08/15

Steven J. Pribyl and Amy Pribyl, Husband and Wife; Lorrene R. Gardner and Philip Gardner, Wife and Husband; Kevin L. Pribyl and Linda M. Pribyl, Husband and Wife; Kathleen M. Swenson and Gary Swenson, Wife and Husband; Patrick J. Pribyl and Elizabeth Pribyl, Husband and Wife; Taylor R. Pribyl, a Single Person; and Quinn M. Pribyl, a Single Person

				ITC Midwest LLC	06/15/15	A273754
Jackson	Electric Line Easement	04/25/15	Gladys L. Ratzlaff, a Single Person; Vickie K. Hurd and Rick Hurd, Wife and Husband; and Kalen S. Ratzlaff and Wilber Herrington, a Married Couple	ITC Midwest LLC	06/15/15	A273755
Jackson	Electric Line Easement	01/14/15	Curtis J. Handevidt and Cecelia A. Handevidt, Husband and Wife	ITC Midwest LLC	06/15/15	A273756
Jackson	Electric Line Easement	01/22/15	Lyle H. Fisher and Mildred M. Fisher, Husband and Wife	ITC Midwest LLC	06/15/15	A273757
Jackson	Electric Line Easement	01/27/15	Emil M. Buresch Jr. and Martha L. Buresch, Husband and Wife	ITC Midwest LLC	06/15/15	A273758
Jackson	Electric Line Easement	01/27/15	Emil M. Buresch Jr. and Martha L. Buresch, Husband and Wife	ITC Midwest LLC	06/15/15	A273758
Jackson	Electric Line Easement	01/27/15	Emil M. Buresch Jr. and Martha L. Buresch, Husband and Wife	ITC Midwest LLC	06/15/15	A273759
Jackson	Electric Line Easement	01/21/15	Margie A. Lusk, a single person, Life Estate; and Douglas C. Lusk and Lynette Lusk, Husband and Wife	ITC Midwest LLC	06/15/15	A273760
Jackson	Electric Line Easement	01/21/15	Douglas C. Lusk and Lynette M. Lusk, Husband and Wife	ITC Midwest LLC	06/15/15	A273761

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	Electric Line Easement	01/27/15	Leonard A. Pribyl, not as an individual, but solely as trustee of the Leonard A. Pribyl Trust under Agreement dated March 26, 2012	ITC Midwest LLC	06/15/15	A273762
Jackson	Electric Line Easement	01/29/15	Richard C. Fransen and Eva J. Fransen, Husband and Wife	ITC Midwest LLC	06/15/15	A273763
Jackson	Electric Line Easement	01/22/15	Timothy J. Fransen and Molly M. Fransen, Husband and Wife	ITC Midwest LLC	06/15/15	A273764
Jackson	Electric Line Easement	08/12/15	David Allen Wells and Diane Wells, Husband and Wife	ITC Midwest LLC	08/25/15	A274265
Jackson	Electric Line Easement	01/20/15	Don Ray Hendrickson, a Single Person, Life Estate; Randy Hendrickson and Donna Hendrickson, Husband and Wife; and Michael Hendrickson and Jean M. Hendrickson, Husband and Wife	ITC Midwest LLC	09/08/15	A274350
Jackson	Electric Line Easement	09/30/15	Ronald E. Mulder and Mary L. Mulder, Husband and Wife	ITC Midwest LLC	10/16/15	A274642
Jackson	Electric Line Easement	09/30/15	Ronald E. Mulder and Mary L. Mulder, Husband and Wife	ITC Midwest LLC	10/16/15	A274643
Jackson	Electric Line Easement	09/30/15	Ronald E. Mulder and Mary L. Mulder, Husband and Wife	ITC Midwest LLC	10/16/15	A274643
Jackson	Electric Line Easement	08/10/15	Lee Schumann and Jay Schumann, Trustees of the C.J. Schumann Trust, a/k/a U/A Dated August 4, 1989, and Anna Marie Schumann, an un-remarried widow	ITC Midwest LLC	01/13/16	A275244
Jackson	Electric Line Easement	02/04/15

Clarine Michelson, a Single Person, Life Estate; Eugene Michelson and Alice Michelson, Husband and Wife; Jeremy Michelson and Jaimi Michelson, Husband and Wife; and Larry Michelson and Pam Michelson, Husband and Wife

				ITC Midwest LLC	03/25/16	A275633
Jackson	Electric Line Easement	02/06/15	Eugene D. Michelson and Alice E. Michelson, Husband and Wife	ITC Midwest LLC	03/25/16	A275631

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Le Sueur	Guy and Anchor Easement	10/05/15	Donna Oberle a/k/a LaDonna A. Oberle, a single person	ITC Midwest LLC	10/13/15	400884
Le Sueur	Electric Line Easement	10/06/15	The Trust Agreement of Janet I. Lohberger dated September 8, 2004	ITC Midwest LLC	10/13/15	400883
Le Sueur	Electric Line Easement	09/29/15	Donald S. Janovsky and Kathleen J. Janovsky, Husband and Wife	ITC Midwest LLC	10/13/15	400882
Le Sueur	Electric Line Easement	10/16/15	Seneca Foods Corporation, a New York corporation	ITC Midwest LLC	11/03/15	401229
Le Sueur	Electric Line Easement	10/22/15	Daniel G. Kuchinka, a single person	ITC Midwest LLC	11/03/15	401228
Le Sueur	Electric Line Easement	10/22/15	Daniel G. Kuchinka, a single person	ITC Midwest LLC	11/03/15	401228
Le Sueur	Guy and Anchor Easement	10/29/15	Caroline Trcka, a Single Person, Life Estate; Verna D. Buchholz, a Single Person; and Vern J. Trcka and Charlotte Trcka, Husband and Wife	ITC Midwest LLC	11/03/15	401227
Le Sueur	Electric Line Easement	10/10/15	Ronald J. Tupy and Marion Tupy a/k/a Mary Ann Tupy, Husband and Wife	ITC Midwest LLC	11/03/15	401226
Le Sueur	Guy and Anchor Easement	12/08/15	John Goplin and Victoria Goplin, Husband and Wife; and Jodene Hirsch and Steven Hirsch, Wife and Husband	ITC Midwest LLC	12/23/15	401915
Le Sueur	Guy and Anchor Easement	12/08/15	John Goplin and Victoria Goplin, Husband and Wife; and Jodene Hirsch and Steven Hirsch, Wife and Husband	ITC Midwest LLC	12/23/15	401915
Le Sueur	Electric Line Easement	03/14/16	City of Montgomery	ITC Midwest LLC	03/25/16	403248
Le Sueur	Guy and Anchor Easement	04/28/16	Donna Oberle a/k/a LaDonna A. Oberle, a single person	ITC Midwest LLC	05/12/16	403989
Le Sueur	Guy and Anchor Easement	04/28/16	David J. Judd and Jacqueline A. Judd, Husband and Wife	ITC Midwest LLC	05/20/16	404154
Martin	Electric Line Easement	03/10/15	Aldo I. Senne as Trustee of the Trust Agreement of Aldo I. Senne, dated May 31, 2013, and Karen J. Senne as Trustee of the Trust Agreement of Karen J. Senne, dated May 31, 2013	ITC Midwest LLC	03/18/15	2015R-424464

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	03/10/15	Aldo I. Senne as Trustee of the Trust Agreement of Aldo I. Senne, dated May 31, 2013, and Karen J. Senne as Trustee of the Trust Agreement of Karen J. Senne, dated May 31, 2013	ITC Midwest LLC	03/18/15	2015R-424464
Martin	Vegetation Management Easement	02/03/15	Lorena Zeitz, a Single Person	ITC Midwest LLC	03/18/15	2015R-424465
Martin	Electric Line Easement	02/17/15	Ralph W. Crissinger, a Single Person; and David W. Crissinger, a Single Person	ITC Midwest LLC	03/18/15	2015R-424466
Martin	Electric Line Easement	02/17/15	Ralph W. Crissinger, a Single Person; and David W. Crissinger, a Single Person	ITC Midwest LLC	03/18/15	2015R-424466
Martin	Electric Line Easement	02/02/15	Thomas Alsworth and Roberta Alsworth, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424769
Martin	Electric Line Easement	02/20/15	Marguerite L. Burmeister, a Single Person; and Joel Burmeister and Susan Burmeister, Husband and Wife, with a life estate in Marguerite L. Burmeister	ITC Midwest LLC	04/16/15	2015R-424770
Martin	Electric Line Easement	02/20/15	Marguerite L. Burmeister, a Single Person; and Joel Burmeister and Susan Burmeister, Husband and Wife, with a life estate in Marguerite L. Burmeister	ITC Midwest LLC	04/16/15	2015R-424770
Martin	Vegetation Management Easement	02/20/15	Barbara Jean Clark and Robert Vaughn Clark, Wife and Husband	ITC Midwest LLC	04/16/15	2015R-424771
Martin	Electric Line Easement	02/17/15	CW Pork, Inc., a Corporation under the laws of Minnesota, for a period of 20 years from March 1, 2002 with remainder to Charles Patsche and Wanda Patsche, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424772
Martin	Electric Line Easement	02/26/15	Kevin Darmer, a Single Person	ITC Midwest LLC	04/16/15	2015R-424773
Martin	Electric Line Easement	02/11/15	Dick Gerhardt and Diane Gerhardt, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424774
Martin	Electric Line Easement	02/20/15	Kathryn Hawkins and Tom Hawkins, Wife and Husband	ITC Midwest LLC	04/16/15	2015R-424775

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	02/18/15	Heather M. Swenson and Paul T. Hein, Trustees, or their successors in trust, under the R & G Hein Legacy Land Trust, dated October 25, 2012	ITC Midwest LLC	04/16/15	2015R-424776
Martin	Electric Line Easement	01/14/15	Curtis Hoppe and Darlis Hoppe, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424777
Martin	Electric Line Easement	02/18/15	Victor Jagodzinske and Nola Jagodzinske, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424778
Martin	Electric Line Easement	02/18/15	Victor Jagodzinske and Nola Jagodzinske, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424779
Martin	Vegetation Management Easement	02/19/15	Betty Lou Krueger, a Single Person	ITC Midwest LLC	04/16/15	2015R-424780
Martin	Electric Line Easement	02/24/15	Gary Miller and Janet Miller, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424782
Martin	Electric Line Easement	02/26/15	Harvey Moeller and Susan Moeller, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424783
Martin	Electric Line Easement	02/25/15	Jeffrey Moeller and Heather Moeller, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424784
Martin	Electric Line Easement	02/25/15	Jeffrey Moeller and Heather Moeller, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424785
Martin	Electric Line Easement	02/25/15	Jeffrey Moeller and Heather Moeller, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424786
Martin	Electric Line Easement	02/18/15	Lorraine Moeller, a Single Person	ITC Midwest LLC	04/16/15	2015R-424787
Martin	Electric Line Easement	02/24/15

Kenneth W. Morris and Mavis A. Morris, as Trustees of the Kenneth W. Morris Revocable Living Trust dated April 9, 2004; and Mavis A. Morris and Kenneth W. Morris, as Trustees of the Mavis A. Morris Revocable Living Trust dated April 9, 2004

				ITC Midwest LLC	04/16/15	2015R-424788

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	02/06/15

Donna J. Nawrocki, a Single Person; and Donna J. Nawrocki and Kathleen M. Park as Trustees of the Albinb J. Nawrocki Testamentary Trust created under the Last Will and Testament of Albin J. Nawrocki dated October 22, 1990

				ITC Midwest LLC	04/16/15	2015R-424789
Martin	Electric Line Easement	02/13/15	Joan R. Peymann as Trustee of the Joan R. Peymann Farm Trust Dated December 31, 2013	ITC Midwest LLC	04/16/15	2015R-424790
Martin	Electric Line Easement	03/04/15	Pork Behrens Farms, Inc., a Minnesota corporation	ITC Midwest LLC	04/16/15	2015R-424791
Martin	Electric Line Easement	02/17/15	Mary Kay Redenius as Personal Representative of the Estate of Edward L. Redenius, a married person; and Mary Kay Redenius, a single person	ITC Midwest LLC	04/16/15	2015R-424792
Martin	Electric Line Easement	03/04/15	Dean A. Schwieger and April M. Schwieger, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424793
Martin	Electric Line Easement	02/18/15	Dorie J. Schwieger, a Single Person; and Dorie J. Schwieger and Dennis Smith, as Co-Trustees of the “Trust B” created under the Last Will and Testament of Robert A. Schwieger dated February 11, 1999	ITC Midwest LLC	04/16/15	2015R-424794
Martin	Electric Line Easement	02/06/15	Max A. Simmons and Cindy Lee Simmons, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424795
Martin	Electric Line Easement	02/27/15	Robert H. Smith and Nancy L. Smith, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424796
Martin	Electric Line Easement	02/18/15	Kurt R. Steuber and Patricia E. Steuber, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424797
Martin	Electric Line Easement	03/04/15	Todd Steuber and Kimberly Steuber, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424798
Martin	Electric Line Easement	02/26/15	Mark C. Ufer and Julie R. Ufer, Husband and Wife	ITC Midwest LLC	04/16/15	2015R-424799

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	03/26/15	4-M Farms, Inc., a Minnesota corporation	ITC Midwest LLC	05/14/15	2015R-425106
Martin	Electric Line Easement	03/26/15	4-M Farms, Inc., a Minnesota corporation	ITC Midwest LLC	05/14/15	2015R-425106
Martin	Vegetation Management Easement	04/06/15	Thomas L. Andersen and Joan B. Andersen, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425107
Martin	Electric Line Easement	04/15/15	Ronald L. Bahr and Constance J. Lange as Co-Trustees of the Pearl M. Bahr Irrevocable Trust dated October 23, 2006	ITC Midwest LLC	05/14/15	2015R-425108
Martin	Electric Line Easement	03/31/15	Dean Becker and Sarah Weber as Co-Trustees of the Joanne E. Becker Irrevocable Trust dated April 24, 1995	ITC Midwest LLC	05/14/15	2015R-425109
Martin	Electric Line Easement	04/01/15	Lynn J. Becker and Julie Becker, Husband and Wife; and Lonny Becker and Lynn M. Becker, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425110
Martin	Electric Line Easement	04/01/15	Lynn J. Becker and Julie Becker, Husband and Wife; and Lonny Becker and Lynn M. Becker, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425110
Martin	Electric Line Easement	03/27/15

Curtis G. Chaffee and Patricia D. Chaffee, Husband and Wife; Neil W. Chaffee and Rebekah D. Chaffee, Husband and Wife; Chad E. Chaffee and Dawn M. Chaffee, Husband and Wife; and James J. Chaffee, a Single Person

				ITC Midwest LLC	05/14/15	2015R-425111
Martin	Electric Line Easement	03/27/15

Curtis G. Chaffee and Patricia D. Chaffee, Husband and Wife; Neil W. Chaffee and Rebekah D. Chaffee, Husband and Wife; Chad E. Chaffee and Dawn M. Chaffee, Husband and Wife; and James J. Chaffee, a Single Person

				ITC Midwest LLC	05/14/15	2015R-425112
Martin	Electric Line Easement	03/31/15	Clifford D. Jaskulke and Marilyn E. Jaskulke as Trustees of the Jaskulke Family Trust dated July 30, 2003	ITC Midwest LLC	05/14/15	2015R-425114
Martin	Electric Line Easement	04/01/15	Arlen R. Moeller and Sharon K. Moeller, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425115

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	04/01/15	Berdean A. Moeller and Janice Moeller, Husband and Wife; and Arlen R. Moeller and Sharon Moeller, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425116
Martin	Electric Line Easement	04/01/15	Berdean Moeller and Janice Moeller, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425117
Martin	Electric Line Easement	04/13/15	Michael D. Schafer and Christine E. Schafer, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425118
Martin	Vegetation Management Easement	03/30/15

Burdean Senne and Dawn M. Senne as Trustees of the Senne Family Trust dated 2/20/13; Dennis L. Senne and Mary E. Senne, or successor(s), as trustees of the Dennis L. Senne Revocable Trust dated December 29, 1994; Neal Senne and Susanne Senne, Husband and Wife; and Aldo Senne and Karen Senne, Husband and Wife

				ITC Midwest LLC	05/14/15	2015R-425119
Martin	Electric Line Easement	03/11/15	Dale A. Shaw and Linda K. Shaw, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425120
Martin	Electric Line Easement	03/26/15	Laurence D. Shoemaker and Kathie S. Shoemaker, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425121
Martin	Electric Line Easement	04/08/15	Michael Steuber and Heidi Steuber, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425122
Martin	Vegetation Management Easement	04/08/15	Michael Steuber and Heidi Steuber, Husband and Wife	ITC Midwest LLC	05/14/15	2015R-425123
Martin	Electric Line Easement	04/01/15	Randy Bylander, Trustee of Revocable Trust Agreement of Everett A. Tollakson dated October 24, 1996	ITC Midwest LLC	05/14/15	2015R-425124
Martin	Vegetation Management Easement	04/09/15	LB Pork, Inc.	ITC Midwest LLC	05/14/15	2015R-425125
Martin	Electric Line Easement	04/09/15	Timothy Steuber as Trustee of the Verlyn L. Steuber Irrevocable Trust #2 dated December 4, 1992	ITC Midwest LLC	05/14/15	2015R-425126

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	03/17/15	Carol A. Schultze and Melvin M. Schultze, Wife and Husband	ITC Midwest LLC	05/14/15	2015R-425127
Martin	Electric Line Easement	04/09/15	LB Family Farm, LLLP, a Minnesota limited liability limited partnership	ITC Midwest LLC	05/14/15	2015R-425128
Martin	Electric Line Easement	04/20/15	Marcella Peppard as Trustee of the Trust pursuant to Article Three of the Last Will and Testament of George A. Peppard dated December 2, 2003	ITC Midwest LLC	05/14/15	2015R-425129
Martin	Electric Line Easement	02/24/15	Judy Hemiller, Life Estate; and Nathan Hemiller and Jenna Hemiller, Husband and Wife, and Michael Hemiller, a Single Person, Remaindermen	ITC Midwest LLC	05/27/15	2015R-425266
Martin	Vegetation Management Easement	03/17/15	John V. Hilgendorf and JoAnn L. Hilgendorf, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425267
Martin	Electric Line Easement	04/06/15	Thomas L. Andersen and Joan B. Andersen, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425268
Martin	Electric Line Easement	04/06/15	Thomas L. Andersen and Joan Andersen, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425269
Martin	Vegetation Management Easement	04/09/15	Tim Steuber Pork, Inc., a Minnesota Corporation	ITC Midwest LLC	05/27/15	2015R-425270
Martin	Vegetation Management Easement	04/06/15	Thomas L. Andersen and Joan B. Andersen, Husband and Wife, and Cory W. Andersen and Carisa M. Andersen, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425271
Martin	Electric Line Easement	02/26/15	Audrey J. Diekman a/k/a Audrey J. Diekmann and Kevin Diekmann, Wife and Husband; Patricia A. Knutson and Kevin Knutson, Wife and Husband; and John R. Hinz and Angie Rieck-Hinz, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425272
Martin	Electric Line Easement	04/20/15	Ruth A. Draut, as Trustee of the Ruth A. Draut Revocable Trust, dated July 22, 1997	ITC Midwest LLC	05/27/15	2015R-425273

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	04/11/15	Beulah D. Erickson, a Single Person; and Beulah D. Erickson and Mark T. Erickson, as Trustees of the Trust “B” established under the Last Will and Testament of Thomas Duane Erickson of August 22, 1997	ITC Midwest LLC	05/27/15	2015R-425274
Martin	Electric Line Easement	04/23/15	Sandra L. Nelson and Michael D. Erickson, not individually but as trustees of the Russell E. Erickson and Vivian M. Erickson Trust Agreement dated December 6, 1990	ITC Midwest LLC	05/27/15	2015R-425275
Martin	Electric Line Easement	03/16/15	Robert K. Nelson and Janice M. Nelson, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425276
Martin	Electric Line Easement	03/16/15	Robert K. Nelson and Janice M. Nelson, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425276
Martin	Electric Line Easement	03/11/15	Playa Del Farma, LLC, a Minnesota Limited Liability Company	ITC Midwest LLC	05/27/15	2015R-425277
Martin	Electric Line Easement	03/06/15	The Robert Truesdell Revocable Trust Dated the 4th day of October, 2013	ITC Midwest LLC	05/27/15	2015R-425278
Martin	Vegetation Management Easement	03/25/15	Steven D. Morrow and Eileen Morrow, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425279
Martin	Electric Line Easement	05/12/15	Darwin R. Anthony and Beverly J. Anthony, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425280
Martin	Electric Line Easement	05/12/15	John D. Anthony and Constance L. Anthony, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425281
Martin	Electric Line Easement	04/10/15	John A. Boardman, as Trustee of the John A. Boardman Revocable Trust Agreement, dated November 8, 2007	ITC Midwest LLC	05/27/15	2015R-425282
Martin	Electric Line Easement	05/12/15	Chad Diegnau and Melissa Diegnau, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425283
Martin	Electric Line Easement	05/12/15	Craig Diegnau and Jennifer Diegnau, Husband and Wife; and Chad Diegnau and Melissa Diegnau, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425284

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	05/11/15	Jeanette L. Howard and Curtis Howard, Wife and Husband	ITC Midwest LLC	05/27/15	2015R-425285
Martin	Electric Line Easement	05/05/15	Marvin Dean Kosbab and Agnes E. Kosbab, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425286
Martin	Electric Line Easement	04/22/15	Kent Larson and Sarah Larson, Husband and Wife	ITC Midwest LLC	05/27/15	2015R-425287
Martin	Electric Line Easement	04/22/15	Sons of Zebedee, LLLP, a limited liability partnership under the State of Minnesota	ITC Midwest LLC	05/27/15	2015R-425288
Martin	Electric Line Easement	02/02/15	John R. Vieths, a Single Person	ITC Midwest LLC	06/01/15	2015R-425347
Martin	Electric Line Easement	05/04/15	Shirley L. Kittleson, a Single Person	ITC Midwest LLC	06/01/15	2015R-425348
Martin	Electric Line Easement	04/16/15

Eloise A. Lidke, a single person; Wendell L. Schuler, as Trustee of the Wendell L. Schuler Trust dated February 23, 2010; Carolyn Schuler, a single person; and Warren Koehler and Kay Koehler, Husband and Wife

				ITC Midwest LLC	06/01/15	2015R-425349
Martin	Electric Line Easement	04/27/15

Thomas J. Maday and Jean M. Maday as Trustees of the Thomas J. Maday Revocable Trust dated April 1, 2008; and Jean M. Maday and Thomas J. Maday as Trustees of the Jean M. Maday Revocable Trust dated April 1, 2008

				ITC Midwest LLC	06/01/15	2015R-425350
Martin	Vegetation Management Easement	04/09/15	Timothy Steuber and Mark Steuber, as Co-Trustees of the Patricia J. Steuber Irrevocable Trust #2 dated February 6, 1998	ITC Midwest LLC	06/17/15	2015R-425532

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	04/14/15

Lyle E. Ziemann and Carollynn D. Ziemann, as Trustees of the Lyle E. Ziemann Trust Under Indenture dated February 26, 1999 (as amended); and Theodore E. Ziemann as Trustee of the Theodore E. Ziemann Revocable Trust dated March 5, 1999, and Amendment No. 1 dated April 6, 2001

				ITC Midwest LLC	06/17/15	2015R-425533
Martin	Electric Line Easement	05/15/15	James Dick and Carol Dick, Husband and Wife	ITC Midwest LLC	06/17/15	2015R-425534
Martin	Electric Line Easement	04/30/15	Joan Pearson, a Single Person; Rodney Kittleson and Tami Kittleson, Husband and Wife; Nancy Busselman and Gary Busselman, Wife and Husband; and Allan Kittleson and Marlene Kittleson, Husband and Wife	ITC Midwest LLC	06/18/15	2015R-425550
Martin	Electric Line Easement	04/08/15	West Ridge Pork, LLP, a Minnesota Limited Liability Partnership	ITC Midwest LLC	06/18/15	2015R-425551
Martin	Electric Line Easement	04/11/15	Peter W. Boardman, as Trustee of The Peter Boardman Family Trust, dated May 23, 2013	ITC Midwest LLC	06/18/15	2015R-425552
Martin	Electric Line Easement	04/11/15	Chambers Family Farms, LLC, a Minnesota Limited Liability Company	ITC Midwest LLC	06/18/15	2015R-425553
Martin	Electric Line Easement	04/23/15	Stanley H. Nelson and Sandra L. Nelson, Husband and Wife	ITC Midwest LLC	06/18/15	2015R-425554
Martin	Electric Line Easement	02/04/15	Helen Hartjen, Patricia La Dee Plueger and Beverly Jean Stowe, as Trustees of the Melvin J. Hartjen Residual Trust	ITC Midwest LLC	06/18/15	2015R-425555
Martin	Electric Line Easement	02/03/15	Lorena Zeitz, a Single Person	ITC Midwest LLC	06/18/15	2015-425556
Martin	Electric Line Easement	01/26/15	Helen Hartjen, a Single Person	ITC Midwest LLC	06/18/15	2015R-425557
Martin	Electric Line Easement	01/26/15	Robert Moffitt and Lonnie Moffitt, Husband and Wife	ITC Midwest LLC	06/18/15	2015R-425558

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	01/26/15	Helen Hartjen, a Single Person (Contract Seller) and Robert Moffitt and Lonnie Moffitt, Husband and Wife (Contract Buyers)	ITC Midwest LLC	06/18/15	2015R-425559
Martin	Electric Line Easement	05/14/15	John D. Anthony and Constance L. Anthony, Husband and Wife; and Lisa K. Hansen and Tim Hansen, Wife and Husband	ITC Midwest LLC	06/18/15	2015R-425560
Martin	Electric Line Easement	05/14/15	Daryl G. Bartz and Carol J. Bartz, Husband and Wife	ITC Midwest LLC	06/18/15	2015R-425561
Martin	Electric Line Easement	05/28/15

Bruce Brockmann, a/k/a Bruce W. Brockmann and Cheryl Brockmann, a/k/a Cheryl A. Brockmann, Husband and Wife; and Bryan Brockmann, a/k/a Bryan D. Brockmann and Kimberly Brockmann, a/k/a Kimberly J. Brockmann, Husband and Wife

				ITC Midwest LLC	07/09/15	2015R-425791
Martin	Electric Line Easement	05/28/15

Bruce Brockmann, a/k/a Bruce W. Brockmann and Cheryl Brockmann, a/k/a Cheryl A. Brockmann, Husband and Wife; and Bryan Brockmann, a/k/a Bryan D. Brockmann and Kimberly Brockmann, a/k/a Kimberly J. Brockmann, Husband and Wife

				ITC Midwest LLC	07/09/15	2015R-425791
Martin	Electric Line Easement	05/28/15	Bruce Brockmann and Cheryl A. Brockmann, Husband and Wife; and Bryan Brockmann and Kimberly J. Brockmann, Husband and Wife	ITC Midwest LLC	07/09/15	2015R-425792
Martin	Electric Line Easement	06/01/15	Ralph W. Crissinger, a Single Person, Life Estate; and David W. Crissinger, a Single Person	ITC Midwest LLC	07/09/15	2015R-425794

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	02/23/15

Gary L. Zeitz (a Life Estate) and Kathleen K. Zeitz, Husband and Wife; Alden Zeitz and Jodi Zeitz, Husband and Wife; Naomi Zeitz a/k/a Naomi Hough and Jeffrey Hough, Wife and Husband; Paul Zietz and Melissa Zeitz, Husband and Wife; and Amy Zeitz a/k/a Amy Avery and Dustin Avery, Wife and Husband

				ITC Midwest LLC	07/09/15	2015R-425796
Martin	Electric Line Easement	05/28/15	Thomas M. Davis and Anita L. Davis, Husband and Wife	ITC Midwest LLC	07/09/15	2015R-425797
Martin	Electric Line Easement	05/28/15	Thomas M. Davis and Anita L. Davis, Husband and Wife	ITC Midwest LLC	07/09/15	2015R-425797
Martin	Electric Line Easement	05/23/15	Peter Kirkpatrick and Dorothy L. Kirkpatrick, Husband and Wife	ITC Midwest LLC	07/09/15	2015R-425798
Martin	Electric Line Easement	06/09/15	Roger L. Kotewa and Brenda K. Kotewa, as Co-Trustees of the Trust Agreement of Roger L. Kotewa dated August 24, 2012	ITC Midwest LLC	07/09/15	2015R-425799
Martin	Electric Line Easement	07/01/15	Urban M. Neisen and Rita K. Neisen, Husband and Wife	ITC Midwest LLC	07/09/15	2015R-425800
Martin	Electric Line Easement	06/29/15	Robert Moffitt and Lonnie Moffitt, Husband and Wife	ITC Midwest LLC	07/30/15	2015R-426016
Martin	Electric Line Easement	07/09/15	Drive Buy, Inc., a Minnesota corporation	ITC Midwest LLC	08/25/15	2015R-426246
Martin	Electric Line Easement	06/19/15	David Finnegan and Karen Finnegan, Husband and Wife	ITC Midwest LLC	08/25/15	2015R-426247
Martin	Electric Line Easement	07/28/15	Neal L. Ziemann and Joan Ziemann, Husband and Wife; and Violet Ann Towne and John Dolan, Wife and Husband	ITC Midwest LLC	08/25/15	2015R-426248

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	06/25/15

Gary L. Zeitz (a Life Estate) and Kathleen K. Zeitz, Husband and Wife; Alden Zeitz and Jodi Zeitz, Husband and Wife; Naomi Zeitz a/k/a Naomi Hough and Jeffrey Hough, Wife and Husband; Paul Zietz and Melissa Zeitz, Husband and Wife; and Amy Zeitz a/k/a Amy

				ITC Midwest LLC	08/25/15	2015R-426249
Martin	Electric Line Easement	08/13/15	Michael E. Warriner and Gail M. Warriner, Husband and Wife; and Marsha R. Bertram and Paul R. Bertram, Jr., Trustees of the Marsha R. Bertram Trust dated December 1, 2008	ITC Midwest LLC	09/08/15	2015R-426367
Martin	Electric Line Easement	07/09/15	Arlyn W. Becker and Lana R. Schaefer, as Trustees of the Wilbert R. Becker and Lucile E. Becker Irrevocable Trust dated May 13, 1993	ITC Midwest LLC	09/08/15	2015R-426366
Martin	Electric Line Easement	07/17/15	AMT Farms, LLC, a Minnesota limited liability company under the laws of Minnesota	ITC Midwest LLC	09/08/15	2015R-426365
Martin	Electric Line Easement	07/07/15	Kane M. Tilney Farms, LLC, a Minnesota limited liability company	ITC Midwest LLC	09/08/15	2015R-426364
Martin	Electric Line Easement	09/02/15

Ardis L. Droegemueller and Michael D. Droegemueller, as Co-Trustees of the Droegemueller Family Trust created under the Last Will and Testament of Donald F. Droegemueller; and Ardis L. Droegemueller, a Single Person

				ITC Midwest LLC	09/28/15	2015R-426544
Martin	Electric Line Easement	09/02/15

Ardis L. Droegemueller and Michael D. Droegemueller, as Co-Trustees of the Droegemueller Family Trust created under the Last Will and Testament of Donald F. Droegemueller; and Ardis L. Droegemueller, a Single Person

				ITC Midwest LLC	09/28/15	2015R-426544

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Vegetation Management Easement	08/11/15

Leona M. Lehman as Personal Representative of the Estate of Clifford C. Lehman; Leona Lehman as Trustee of the Clifford C. Lehman Residual Trust; Leona Lehman, a Single Person; Elaine Poulson and Richard Poulson, Wife and Husband; and Eugene E. Lehman and Betty Lehman, Husband and Wife

				ITC Midwest LLC	09/28/15	2015R-426542
Martin	Electric Line Easement	08/18/15	Harvey Hagedorn a/k/a Harvey E. Hagedorn and Leola Hagedorn, Husband and Wife	ITC Midwest LLC	09/28/15	2015R-426541
Martin	Vegetation Management Easement	09/16/15	Kent D. Unke and Lynn T. Unke, Husband and Wife	ITC Midwest LLC	09/28/15	2015R-426546
Martin	Vegetation Management Easement	09/10/15	Gregory L. Wohlhuter and Lisa L. Wohlhuter, Husband and Wife	ITC Midwest LLC	09/28/15	2015R-426543
Martin	Vegetation Management Easement	08/21/15	Parks of Minnesota, L.L.C., a Minnesota limited liability company	ITC Midwest LLC	10/16/15	2015R-426795
Martin	Electric Line Easement	09/21/15	Jamarka Martin LLC, a limited liability company	ITC Midwest LLC	10/16/15	2015R-426794
Martin	Electric Line Easement	09/23/15	Theodore H. Stusse, a Single Person; Gary L. Stusse and Susan E. Stusse, Husband and Wife; and Timothy O. Stusse, a Single Person	ITC Midwest LLC	11/04/15	2015R-426990
Martin	Electric Line Easement	04/01/15	Lorena Danielson, a Single Person, Life Estate; and harriet K. Danielson, f/k/a Harriet k. Hall, a Single Person	ITC Midwest LLC	11/04/15	2015R-426988
Martin	Electric Line Easement	10/20/15

David C. Johnson and Lois A. Johnson, as Trustees of the David C. Johnson Revocable Trust Agreement dated January 15, 2010; and David C. Johnson and Lois A. Johnson, as Trustees of the Lois A. Johnson Revocable Trust Agreement dated January 15, 2010

				ITC Midwest LLC	11/04/15	2015R-426989

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	10/08/15	Dav Jago, LLC, a Minnesota limited liability company	ITC Midwest LLC	11/04/15	2015R-426985
Martin	Vegetation Management Easement	10/08/15	Maynard Jagodzinske and Mary L. Jagdzinske, Husband and Wife	ITC Midwest LLC	11/04/15	2015R-426987
Martin	Electric Line Easement	10/08/15	Maynard L. Jagodzinske and Mary L. Jagodzinske, Husband and Wife	ITC Midwest LLC	11/04/15	2015R-426986
Martin	Vegetation Management Easement	10/27/15	Eunice J. Barke, a Single Person; and Eunice J. Barke as Personal Representative of the Estate of Richard L. Barke, Deceased, a Married Person	ITC Midwest LLC	11/23/15	2015R-427178
Martin	Vegetation Management Easement	10/26/15	Richard William Barke and Alicia A. Barke, Husband and Wife	ITC Midwest LLC	11/23/15	2015R-427179
Martin	Vegetation Management Easement	09/16/15

Kent Unke, as Personal Representative of the Estate of Ronald D. Unke, Deceased; Kent Unke, as Personal Representative of the Estate of Karen D. Unke, Deceased; Kent Unke and Lynn Unke, Husband and Wife; and Renee’ Abel, a Single Person

				ITC Midwest LLC	11/23/15	2015R-427180
Martin	Vegetation Management Easement	09/16/15

Kent Unke, as Personal Representative of the Estate of Ronald D. Unke, Deceased; Kent Unke, as Personal Representative of the Estate of Karen D. Unke, Deceased; Kent Unke and Lynn Unke, Husband and Wife; Renee’ Abel, a Single Person; Roland E. Unke as Trustee of the Trust Agreement of Roland E. Unke, dated July 3, 2013; and Shirley A. Unke as Trustee of the Trust Agreement of Shirley A. Unke, dated July 3, 2013

				ITC Midwest LLC	11/23/15	2015R-427182

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Vegetation Management Easement	09/16/15

Kent Unke, as Personal Representative of the Estate of Ronald D. Unke, Deceased; Kent Unke, as Personal Representative of the Estate of Karen D. Unke, Deceased; Kent Unke and Lynn Unke, Husband and Wife; and Renee’ Abel, a Single Person

				ITC Midwest LLC	11/23/15	2015R-427181
Martin	Vegetation Management Easement	09/16/15

Kent Unke, as Personal Representative of the Estate of Ronald D. Unke, Deceased; Kent Unke, as Personal Representative of the Estate of Karen D. Unke, Deceased; Kent Unke and Lynn Unke, Husband and Wife; and Renee’ Abel, a Single Person

				ITC Midwest LLC	11/23/15	2015R-427181
Martin	Electric Line Easement	10/08/15

Richard R. Palmer, as Trustee of the Richard R. Palmer Trust under agreement dated March 25, 2005; and Richard R. Palmer as Personal Representative of the Estate of Gaela W. Palmer, a Single Person, Deceased

				ITC Midwest LLC	11/23/15	2015R-427183
Martin	Vegetation Management Easement	10/08/15	Maynard Jagodzinske and Mary L. Jagdzinske, Husband and Wife	ITC Midwest LLC	12/09/15	2015R-427361
Martin	Electric Line Easement	05/04/15	Mark Erickson, a married person	ITC Midwest LLC	12/09/15	2015R-427362
Martin	Electric Line Easement	11/24/15	Gary L. Nielsen, a single person; and Linda M. Solomon a/k/a Linda M. Nielsen, a single person	ITC Midwest LLC	03/14/16	2016R-428388
Martin	Electric Line Easement	12/03/15	Kent D. Unke and Lynn T. Unke, Husband and Wife	ITC Midwest LLC	03/14/16	2016R-428384
Martin	Electric Line Easement	12/04/15	Kurt Unke and GeDee Unke, Husband and Wife	ITC Midwest LLC	03/14/16	2016R-428386
Martin	Amended and Restated Easement Agreement	02/09/16	Daryl G. Bartz and Carol J. Bartz, Husband and Wife	ITC Midwest LLC	03/25/16	2016R-428497

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	10/28/15

Evelyn M. Betts, a Single Person, Life Estate; Debra Betts Dolan and Tim Dolan, Wife and Husband; Kevin J. Betts and Susan B. Betts, Husband and Wife; David W. Betts and JoEllen Betts, Husband and Wife; and Jeffrey S. Betts and Anne Betts, Husband and Wife

				ITC Midwest LLC	04/15/16	2016R-428719
Martin	Electric Line Easement	10/30/15	Merle H. Gieseke and Marion A. Gieseke, Husband and Wife	ITC Midwest LLC	04/15/16	2016R-428721
Martin	Electric Line Easement	12/03/15

Marlan C. Anders, a Single Person, Life Estate; Carmen Deling; Natalie Wiederhoeft and Scott Wiederhoeft, Wife and Husband; Nathan Anders and Amy Anders, Husband and Wife; and Marlan Anders, as Trustee of the Nola Joy Anders Residual Trust created under Article VI of the Last Will and Testament of Nola Joy Anders dated June 12, 1984;

				ITC Midwest LLC	04/15/16	2016R-428722
Martin	Electric Line Easement	04/27/16

Ralph E. Messer and Patricia A. Messer, Husband and Wife, Life Estate; Veronica L. Wagner and Gary Wagner, Wife and Husband; Brad A. Messer and Penny Messer, Husband and Wife; and Sherry A. Stauffer and David Stauffer, Wife and Husband

				ITC Midwest LLC	05/31/16	2016R-429226
Martin	Electric Line Easement	07/13/16	Paul Matejka and Rita Ann Matejka, Husband and Wife	ITC Midwest LLC	08/04/16	2016R-429916
Martin	Electric Line Easement	08/04/16	Paul H. Gaalswyk and Deanne E. Gaalswyk, Husband and Wife; and Jerry N. Gaalswyk and Valorie Gaalswyk, Husband and Wife	ITC Midwest LLC	08/31/16	2016R-430259

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Martin	Electric Line Easement	08/04/16	Timothy Steuber as Trustee of the Verlyn L. Steuber Irrevocable Trust #2 dated December 4, 1992	ITC Midwest LLC	08/31/16	2016R-430260
Rice	Electric Line Easement	10/05/15	Curtis H. Spitzack, a single person	ITC Midwest LLC	10/13/15	A682172
Rice	Guy and Anchor Easement	10/05/15	David Velzke and Dianne Velzke, Husband and Wife	ITC Midwest LLC	10/13/15	A682171
Rice	Guy and Anchor Easement	10/05/15	David J. Judd and Jacqueline A. Judd, Husband and Wife	ITC Midwest LLC	10/13/15	A682173
Rice	Guy and Anchor Easement	09/30/15	Dennis R. Baker and Ann R. Baker, Husband and Wife	ITC Midwest LLC	10/13/15	A682169
Rice	Guy and Anchor Easement	09/29/15	Steven E. Patee and Joan F. Patee, Husband and Wife	ITC Midwest LLC	10/13/15	A682170
Rice	Guy and Anchor Easement	10/20/15	Karl David Bohn a/k/a Karl Bohn, a single person	ITC Midwest LLC	12/09/15	A683799
Rice	Guy and Anchor Easement	02/16/16	Steven E. Patee and Joan F. Patee, Husband and Wife	ITC Midwest LLC	02/19/16	A685385
Rice	Guy and Anchor Easement	02/16/16	Karl David Bohn a/k/a Karl Bohn, a single person	ITC Midwest LLC	02/19/16	A685384
Rice	Guy and Anchor Easement	10/18/15	Timothy L. Stanley and Karmin L. Stanley a/k/a Karmin L. Stanley-Butler, Husband and Wife	ITC Midwest LLC	04/11/16	A686588
Rice	Guy and Anchor Easement	02/16/16	David Velzke and Dianne Velzke, Husband and Wife	ITC Midwest LLC	04/11/16	A686589
Rice	Guy and Anchor Easement	02/16/16	Curtis H. Spitzack, a single person	ITC Midwest LLC	04/11/16	A686590
Rice	Guy and Anchor Easement	01/04/17	AM Associates, LLC, a Minnesota limited liability company	ITC Midwest LLC	02/02/17	A694904
Rice	Guy and Anchor Easement	01/03/17	Keith W. Boese and Nancy L. Boese, Husband and Wife	ITC Midwest LLC	02/02/17	A694905

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Rice	Guy and Anchor Easement	12/19/16	Clifford M. Schmidtke Trustee of the Clifford M. Schmidtke Revocable Trust dated ____, 2012; and Dennis A. Schmidtke Trustee of the Dennis A. Schmidtke Revocable Trust dated ____, 2012	ITC Midwest LLC	02/02/17	A694906
Rice	Guy and Anchor Easement	12/15/16	John R. Meyers and Karla J. Meyers, Husband and Wife	ITC Midwest LLC	02/02/17	A694907
Rice	Guy and Anchor Easement	12/20/16	Harold L. Bloomer and Harlean L. Bloomer, Trustees of the Bloomer Family Trust, dated December 10, 1996	ITC Midwest LLC	02/02/17	A694908
Rice	Guy and Anchor Easement	12/13/16	Randall M. Meyers, a Single Person; and Susan A. Meyers, a Single Person	ITC Midwest LLC	02/02/17	A694909
Rice	Electric Line Easement	12/21/16	Susan J. Brunner Hagel, a Single Person	ITC Midwest LLC	02/02/17	A694910
Rice	Guy and Anchor Easement	12/19/16	Saemrow Bros. Farms, LLC	ITC Midwest LLC	02/02/17	A694911
Steele	Electric Line Easement	01/04/17	Matthew Rollins and Amanda Rollins, Husband and Wife	ITC Midwest LLC	01/11/17	A000411443
Steele	Electric Line Easement	01/04/17	Matthew Rollins and Amanda Rollins, Husband and Wife	ITC Midwest LLC	01/11/17	A000411443
Steele	Electric Line Easement	01/04/17	Matthew Rollins and Amanda Rollins, Husband and Wife	ITC Midwest LLC	01/11/17	A000411442
Steele	Electric Line Easement	01/04/17	Matthew Rollins and Amanda Rollins, Husband and Wife	ITC Midwest LLC	01/11/17	A000411442
Steele	Electric Line Easement	12/21/16

Francis M. FitzSimmons, a Single Person; and Francis M. FitzSimmons and Mary F. Perron, Trustees of the Pauline A. FitzSimmons Testamentary Trust created under the Last Will and Testament of Pauline A. FitzSimmons dated January 15, 1996

				ITC Midwest LLC	01/11/17	A000411444
Waseca	Electric Line Easement	03/24/16	Keith D. Remund and Laurel C. Remund, as Trustees of the Remund Family Revocable Living Trust	ITC Midwest LLC	04/05/16	307036

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Waseca	Electric Line Easement	12/13/16	Keith D. Remund and Laurel C. Remund, Trustees of The Remund Family Revocable Living Trust	ITC Midwest LLC	01/11/17	309822
Waseca	Electric Line Easement	01/03/17	Bruce A. Selvik and Debbie J. Selvik, Husband and Wife	ITC Midwest LLC	01/11/17	309821
Waseca	Electric Line Easement	12/19/16	Bruce A. Selvik and Debbie J. Selvik, Husband and Wife	ITC Midwest LLC	01/11/17	309820
Waseca	Guy and Anchor Easement	01/03/17	Randy J. Schimek and Traci M. Schimek, Husband and Wife	ITC Midwest LLC	01/11/17	309819

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of ITC Midwest LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”).  Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Ninth Supplemental Indenture, dated as of March 15, 2017 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default.  Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”.  For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them.  So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument.  The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions.  Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the

Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party.  Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

THIS BOND HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (1) EXCEPT IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNLESS THIS BOND IS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ITC MIDWEST LLC

4.16% First Mortgage Bonds, Series H due 2047

Original Interest Accrual Date:  April 18, 2017

Stated Maturity:  April 18, 2047

Interest Rate:  4.16% per annum

Interest Payment Dates:  April 18 and October 18

Regular Record Dates:  April 3 and October 3

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	April 18, 2017
$[ ][2]	PPN [•]

ITC MIDWEST LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____ ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on October 18, 2017 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.16% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such

2                                           Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:  _______________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286 or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture.  Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below).  Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Ninth Supplemental Indenture, dated as of March 15, 2017 (the “Supplemental Indenture”), each of the Original Indenture and the Ninth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured.  The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment.  Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03  of the Supplemental Indenture.  This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities.  The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date:

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE	INSERT	SOCIAL	SECURITY
OR OTHER IDENTIFYING NUMBER

Please print or typewrite name and address, including postal zip code of assignee the within Bond and all rights thereunder, hereby irrevocably constituting and appointing attorney

to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated: __________________

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.